UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

MANAGERS TRUST II

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period:	JANUARY 1, 2011 – DECEMBER 31, 2011 (Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

Managers Funds

December 31, 2011

Managers AMG Chicago Equity Partners Mid-Cap Fund

Managers AMG Chicago Equity Partners Balanced Fund

Managers High Yield Fund

Managers Fixed Income Fund

Managers
INVESTMENT GROUP

AR002-1211

Managers Funds

Annual Report — December 31, 2011

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	4

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers AMG Chicago Equity Partners Mid-Cap Fund	6

Managers AMG Chicago Equity Partners Balanced Fund	11

Managers High Yield Fund	20

Managers Fixed Income Fund	34

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	44

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	47
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	49
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	50
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	52
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL HIGHLIGHTS	60

NOTES TO FINANCIAL STATEMENTS	61
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	69

TRUSTEES AND OFFICERS	70

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”), is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefit from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

Although U.S. equity markets generally ended the year flat or modestly negative, investors in those markets certainly experienced high levels of volatility along the way. After markets shook off macroeconomic events in the first half of the year such as the Arab Spring and the devastating consequences of the Japanese tsunami, markets were not nearly as resilient in the summer months as the political stalemate in Washington involving the U.S. debt ceiling, the S&P downgrade of U.S. sovereign credit rating, and the fear of European sovereign debt contagion shook equity markets. The end of September and into the fourth quarter, however, featured almost a complete reversal of the “risk off” trade from the summer months with markets responding positively both to the coordinated efforts of European policymakers to head off issues surrounding their collective sovereign debt crisis as well as to generally positive earnings reports at the company level in the U.S. Meanwhile fixed income markets generally rose for the year amid the turbulence as the uncertainty boosted fixed income returns. After a solid start to the first half of the year, the summer months were highlighted by bond gains as a sharp decline in treasury yields amid a flight to safety boosted demand for treasuries. This reversed in October as risk aversion began to ease across global markets amid optimism that the European debt crisis could be contained. As a result, U.S. treasury yields rose during October and riskier areas of the fixed income market, such as high yield and credit, outperformed. This reversed again during November, before markets normalized during December. Overall, fixed income securities generated decent absolute returns, but it was a volatile year with multiple shifts in market leadership.

Letter to Shareholders (continued)

Against this backdrop, the Managers AMG Chicago Equity Partners Mid Cap Fund (Institutional Class), Managers AMG Chicago Equity Partners Balanced Fund (Institutional Class), Managers High Yield Fund (Institutional Class), and the Managers Fixed Income Fund (Institutional Class) generated the following returns as detailed below:

Periods Ended 12/31/2011	Six Months	One Year	Three Years	Five Years	Ten Years
Managers AMG Chicago Equity Partners Mid-Cap Fund
Institutional Class	(10.59)%	1.08%	21.77%	1.04%	6.01%
Russell Midcap® Index	(8.91)%	(1.55)%	20.17%	1.41%	6.99%
Managers AMG Chicago Equity Partners Balanced Fund
Institutional Class	(0.26)%	6.77%	12.73%	4.13%	5.81%
60% Russell 1000® Index/40% Barclays Capital U.S. Aggregate Bond Index	(0.18)%	4.84%	12.39%	3.55%	5.01%
Managers High Yield Fund
Institutional Class	0.55%	4.83%	22.77%	5.95%	8.54%
Barclays Capital U.S. Corporate High Yield Bond Index	0.01%	4.98%	24.12%	7.54%	8.85%
Managers Fixed Income Fund
Institutional Class	0.35%	4.79%	12.56%	6.26%	6.43%
Barclays Capital U.S. Aggregate Bond Index	4.98%	7.84%	6.77%	6.50%	5.78%

For the year ended December 31, 2011, the Managers AMG Chicago Equity Partners Mid-Cap Fund’s Institutional Class returned 1.08% for 2011, versus -1.55% for the benchmark Russell Midcap® Index. The Fund experienced solid outperformance during the year with the outperformance being achieved from holdings in eight out of ten sectors. Momentum factors were also beneficial to the Fund for the year.

For the year ended December 31, 2011, the Managers AMG Chicago Equity Partners Balanced Fund’s Institutional Class returned 6.77%, outperforming the 4.84% return for its hypothetical benchmark, which consists of 60% of the return of the Russell 1000® Index and 40% of the return of the Barclays Capital U.S. Aggregate Bond Index. The equity portion of the Fund experienced solid outperformance during the year, while the fixed income portion of the Fund had another successful year. Within fixed income, an underweight to corporate bonds, an emphasis on quality, attractive yield-curve positioning, and income from government mortgages were the primary sources of excess return.

For the year ended December 31, 2011, the Managers High Yield Fund’s Institutional Class returned 4.83%, compared to 4.98% for the Barclays Capital U.S. Corporate High Yield Index. The Fund slightly underperformed its primary benchmark during 2011 due to exposure to the chemicals, retailers, and consumer services sectors. On the upside, performance was aided by security selection in the financials, real estate investment trusts, and transportation services sectors.

For the year ended December 31, 2011, Managers Fixed Income Fund’s Institutional Class returned 4.79%, lagging the 7.84% return for the Barclays Capital U.S. Aggregate Bond Index. The primary driver of the Fund’s underperformance relative to the Index during 2011 was its emphasis on convertibles, below investment grade bonds, and its underweight to the U.S. Treasury sector.

The following report covers the one-year period ended December 31, 2011. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

Letter to Shareholders (continued)

If you are curious about how you can better diversify your investment program, visit our web site for information on other MIG product offerings. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

Keitha Kinne

Managing Partner

Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2011	Expense Ratio for the Period	Beginning Account Value 07/01/2011	Ending Account Value 12/31/2011	Expenses Paid During the Period*
Managers AMG Chicago Equity Partners Mid-Cap Fund
Class A
Based on Actual Fund Return	1.24%	$1,000	$893	$5.92
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.31
Class C
Based on Actual Fund Return	1.99%	$1,000	$890	$9.48
Hypothetical (5% return before expenses)	1.99%	$1,000	$1,015	$10.11
Institutional Class
Based on Actual Fund Return	0.99%	$1,000	$894	$4.73
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.04
Managers AMG Chicago Equity Partners Balanced Fund
Class A
Based on Actual Fund Return	1.25%	$1,000	$996	$6.29
Hypothetical (5% return before expenses)	1.25%	$1,000	$1,019	$6.36
Class C
Based on Actual Fund Return	2.00%	$1,000	$992	$10.04
Hypothetical (5% return before expenses)	2.00%	$1,000	$1,015	$10.16
Institutional Class
Based on Actual Fund Return	1.00%	$1,000	$997	$5.03
Hypothetical (5% return before expenses)	1.00%	$1,000	$1,020	$5.09
Managers High Yield Fund
Class A
Based on Actual Fund Return	1.15%	$1,000	$1,004	$5.81
Hypothetical (5% return before expenses)	1.15%	$1,000	$1,019	$5.85
Class C
Based on Actual Fund Return	1.90%	$1,000	$1,001	$9.58
Hypothetical (5% return before expenses)	1.90%	$1,000	$1,016	$9.65
Institutional Class
Based on Actual Fund Return	0.90%	$1,000	$1,006	$4.55
Hypothetical (5% return before expenses)	0.90%	$1,000	$1,021	$4.58

About Your Fund’s Expenses

Six Months Ended December 31, 2011	Expense Ratio for the Period	Beginning Account Value 07/01/2011	Ending Account Value 12/31/2011	Expenses Paid During the Period*
Managers Fixed Income Fund
Class A
Based on Actual Fund Return	0.84%	$1,000	$1,002	$4.24
Hypothetical (5% return before expenses)	0.84%	$1,000	$1,021	$4.28
Class B1
Based on Actual Fund Return	1.59%	$1,000	$1,001	$8.02
Hypothetical (5% return before expenses)	1.59%	$1,000	$1,017	$8.08
Class C
Based on Actual Fund Return	1.59%	$1,000	$1,002	$8.02
Hypothetical (5% return before expenses)	1.59%	$1,000	$1,017	$8.08
Institutional Class
Based on Actual Fund Return	0.59%	$1,000	$1,004	$2.98
Hypothetical (5% return before expenses)	0.59%	$1,000	$1,022	$3.01
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.
[1]	Effective at the close of business on June 30, 2011, shares are no longer available for purchase.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

For the year ended December 31, 2011 the Managers AMG Chicago Equity Partners Mid-Cap Fund’s Institutional class returned 1.08%, versus the Russell Midcap® Index at -1.55%. Overall, a broad set of our proprietary quantitative factors did well in 2011, and as a result, the top-ranked stocks (in our model) outperformed the bottom-ranked stocks. This led to consistent value-added excess return for the Fund.

If you were going to forecast tomorrow’s weather, a decent rule of thumb would be to use today’s actual temperature as your prediction — unless you are in Chicago, of course! If you were trying to forecast equity returns for the coming year, you would expect a more sophisticated approach would be warranted. But that was not the case in 2011. The Russell 1000® Index finished the year close to where it started, falling 3 points from 696 to 693. Dividends resulted in the year being positive. The mid-cap indices were negative for the year, underperforming the large-cap stocks.

Equity markets began with a strong start during the first part of the year peaking near the end of April. Performance then headed south as the Russell 1000® experienced seven consecutive weeks of negative performance. A strong rally during the final four days of June resulted in a quarter that was marginally positive. After an angst-filled third quarter, markets quickly regained their footing, and rebounded in the early part of the fourth quarter. Pessimism about an impending economic deceleration receded, and investors shifted their focus toward corporations, with strong balance sheets and attractive valuations that continued to deliver strong earnings. But worries remain unresolved, and many investors expect the pace of earnings growth to decline. The latest headlines coming out of Europe will continue to influence market movements. While references to green shoots are no longer part of the lexicon, encouraging data with respect to construction, manufacturing and auto and retail sales suggest the economy continues to make progress. But will that progress be sufficient to win over the non-believers?

The Fund experienced solid outperformance during the year. Year-to-date we saw broad and balanced outperformance with eight out of ten sectors providing returns in excess of the benchmark. From our factor groups, the Momentum factors performed the best; Quality was also strong while Growth and Value groups were flat. For the year, the model ranks provided strong discrimination as the top-ranked stocks performed the best and the lowest-ranked stocks showed the weakest performance. Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, as of December 31, 2011, and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers AMG Chicago Equity Partners Mid-Cap Fund’s (“Managers Mid-Cap Fund”) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This chart compares a hypothetical $10,000 investment made in the Fund’s Class A Shares (with load) on December 31, 2001, with a $10,000 investment made in the Rus-sell Midcap® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers Mid-Cap Fund and the Russell Midcap® Index from December 31, 2001 through December 31, 2011.

		Average Annual Total Returns[1]
		One Year	Five Years	Ten Years
Managers AMG CEP Mid-Cap Fund [2,3]
-Class A	No Load	0.86%	0.91%	5.73%
-Class A	With Load	(4.94)%	(0.27)%	5.10%
-Class C	No Load	0.08%	0.04%	4.96%
-Class C	With Load	(0.92)%	0.04%	4.96%
-Institutional Class	No Load	1.08%	1.04%	6.01%
Russell Midcap® Index[4]		(1.55)%	1.41%	6.99%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars ($).

[2]         The Fund is subject to risks associated with investments in mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[3]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]         The Russell Midcap® Index is a subset of the Russell 1000® Index and measures the performance of the 800 smallest companies in the Russell 1000® Index. The index is unmanaged, is not available for investment and does not incur expenses.

The Russell Midcap® Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Industry	Managers AMG CEP Mid-Cap Fund**	Russell Midcap® Index
Financials	19.0%	19.1%
Information Technology	16.8%	13.0%
Industrials	15.5%	12.7%
Consumer Discretionary	14.6%	15.6%
Health Care	9.6%	9.6%
Energy	6.5%	8.2%
Materials	6.1%	6.6%
Utilities	6.1%	7.5%
Consumer Staples	4.6%	6.5%
Telecommunication Services	0.9%	1.2%
Other Assets and Liabilities	0.3%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	% of Net Assets
National Retail Properties, Inc.*	2.0%
PetSmart, Inc.	1.9
Alliance Data Systems Corp.	1.9
Rayonier, Inc.*	1.8
Tractor Supply Co.	1.8
Kennametal, Inc.*	1.8
Convergys Corp.	1.7
Domtar Corp.*	1.7
Cadence Design Systems, Inc.	1.6
AMERIGROUP Corp.*	1.6

Top Ten as a Group	17.8%

*	Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Schedule of Portfolio Investments

December 31, 2011

	Shares	Value

Common Stocks - 99.7%
Consumer Discretionary - 14.6%
AMC Networks, Inc., Class A*	3,000	$112,740
Columbia Sportswear Co.[1]	3,900	181,545
Dana Holding Corp.*	7,000	85,050
Dollar Tree, Inc.*	4,250	353,218
Foot Locker, Inc.	7,700	183,568
Fossil, Inc.*	1,350	107,136
Gannett Co., Inc.	13,300	177,821
Garmin, Ltd.[1]	7,300	290,613
Goodyear Tire & Rubber Co., The*	4,300	60,931
H&R Block, Inc.	21,500	351,095
Harman International Industries, Inc.	5,200	197,808
Interpublic Group of Cos., Inc., The	20,900	203,357
ITT Educational Services, Inc.*1	3,100	176,359
PetSmart, Inc.	15,100	774,479
Polaris Industries, Inc.	11,050	618,579
PVH Corp.	4,400	310,156
Scripps Networks Interactive, Inc., Class A	1,900	80,598
Tempur-Pedic International, Inc.*	4,700	246,891
Tractor Supply Co.	10,400	729,560
TRW Automotive Holdings Corp.*	4,300	140,180
Weight Watchers International, Inc.[1]	4,400	242,044
Wyndham Worldwide Corp.	6,600	249,678
Total Consumer Discretionary		5,873,406
Consumer Staples - 4.6%
Church & Dwight Co., Inc.	6,500	297,440
Constellation Brands, Inc., Class A*	3,300	68,211
Corn Products International, Inc.	4,300	226,137
Hansen Natural Corp.*	3,550	327,097
Herbalife, Ltd.	4,300	222,181
Hormel Foods Corp.	9,500	278,255
Ralcorp Holdings, Inc.*	2,200	188,100
Smithfield Foods, Inc.*	5,600	135,968
Tyson Foods, Inc.	5,500	113,520
Total Consumer Staples		1,856,909
Energy - 6.5%
Atwood Oceanics, Inc.*	1,500	59,685
CVR Energy, Inc.	6,100	114,253
Energy XXI Bermuda, Ltd.*	5,200	165,776
Exterran Holdings, Inc.*	8,200	74,620
Forest Oil Corp.*	12,600	170,730
Golar LNG, Ltd.	6,800	302,260
Helix Energy Solutions Group, Inc.*	25,100	396,580

	Shares	Value

Rosetta Resources, Inc.*	6,400	$278,400
SEACOR Holdings, Inc.*	4,800	427,008
Southern Union Co.	4,500	189,495
Tesoro Corp.*	6,600	154,176
Unit Corp.*	6,300	292,320
Total Energy		2,625,303
Financials - 19.0%
Allied World Assurance Co. Holdings, AG	5,500	346,115
American Campus Communities, Inc.	11,600	486,736
American Capital Agency Corp.	11,200	314,496
Arch Capital Group, Ltd.*	12,100	450,483
Assurant, Inc.	13,100	537,886
BOK Financial Corp.	4,400	241,692
Camden Property Trust	2,700	168,048
Cathay General Bancorp	18,900	282,177
CBL & Associates Properties, Inc.	11,800	185,260
Chimera Investment Corp.	72,500	181,975
Commerce Bancshares, Inc.	6,657	253,765
CommonWealth REIT	15,200	252,928
East West Bancorp, Inc.	13,700	270,575
Eaton Vance Corp.	4,300	101,652
Federal Realty Investment Trust	1,500	136,125
Highwoods Properties, Inc.	4,700	139,449
Hospitality Properties Trust	14,900	342,402
MFA Financial, Inc.	28,400	190,848
NASDAQ OMX Group, Inc., The*	9,900	242,649
National Retail Properties, Inc.	31,100	820,418
Prosperity Bancshares, Inc.	6,100	246,135
Raymond James Financial, Inc.	2,100	65,016
Rayonier, Inc.	16,500	736,395
Tanger Factory Outlet Centers	7,000	205,240
Torchmark Corp.	4,500	195,255
Transatlantic Holdings, Inc.	2,300	125,879
Webster Financial Corp.	4,400	89,716
Total Financials		7,609,315
Health Care - 9.6%
AMERIGROUP Corp.*	10,800	638,064
Charles River Laboratories International, Inc.*	7,300	199,509
Community Health Systems, Inc.*	10,100	176,245
Cooper Cos., Inc., The	5,300	373,756
DENTSPLY International, Inc.	12,300	430,377
Health Net, Inc.*	19,900	605,358
Hill-Rom Holdings, Inc.	3,500	117,915
Medicis Pharmaceutical Corp., Class A	8,900	295,925

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Health Care - 9.6% (continued)
PerkinElmer, Inc.	10,600	$212,000
Thoratec Corp.*	2,300	77,188
United Therapeutics Corp.*	11,500	543,375
WellCare Health Plans, Inc.*	3,200	168,000
Total Health Care		3,837,712
Industrials - 15.5%
AGCO Corp.*	10,800	464,076
Alaska Air Group, Inc.*	4,800	360,432
Chicago Bridge & Iron Co., NV	6,500	245,700
Crane Co.	8,700	406,377
EMCOR Group, Inc.	10,500	281,505
Gardner Denver, Inc.	4,700	362,182
Granite Construction, Inc.	15,300	362,916
Herman Miller, Inc.	7,300	134,685
Hexcel Corp.*	14,500	351,045
Hubbell, Inc., Class B	7,200	481,392
Huntington Ingalls Industries, Inc.*	4,900	153,272
Kennametal, Inc.	19,600	715,792
Landstar System, Inc.	9,800	469,616
Lennox International, Inc.	3,100	104,625
Manpower, Inc.	13,900	496,925
Timken Co.	12,400	480,004
TransDigm Group, Inc.*	1,400	133,952
URS Corp.*	5,600	196,672
Total Industrials		6,201,168
Information Technology - 16.8%
Advanced Micro Devices, Inc.*1	20,600	111,240
Alliance Data Systems Corp.*	7,200	747,648
Anixter International, Inc.*	5,400	322,056
AOL, Inc.*	5,800	87,580
Atmel Corp.*	13,200	106,920
Booz Allen Hamilton Holding Corp.*	8,600	148,350
Cadence Design Systems, Inc.*	63,100	656,240
Convergys Corp.*	52,700	672,979
Cypress Semiconductor Corp.*	9,300	157,077
Fairchild Semiconductor International, Inc.*	19,400	233,576
Gartner, Inc.*	10,300	358,131
Global Payments, Inc.	4,500	213,210
IAC/InterActiveCorp	11,000	468,600
Integrated Device Technology, Inc.*	10,500	57,330
Jabil Circuit, Inc.	12,100	237,886
LSI Corp.*	20,200	120,190
Mentor Graphics Corp.*	16,200	219,672

	Shares	Value

MICROS Systems, Inc.*	5,100	$237,558
NCR Corp.*	25,000	411,500
NeuStar, Inc., Class A*	1,700	58,089
Plantronics, Inc.	4,800	171,072
Riverbed Technology, Inc.*	12,400	291,400
Teradyne, Inc.*	12,000	163,560
TIBCO Software, Inc.*	11,800	282,138
Vishay Intertechnology, Inc.*	22,900	205,871
Total Information Technology		6,739,873
Materials - 6.1%
Albemarle Corp.	3,600	185,436
Ashland, Inc.	6,600	377,256
Cabot Corp.	14,600	469,244
Coeur d’Alene Mines Corp.*	5,200	125,528
Domtar Corp.	8,325	665,667
Temple-Inland, Inc.	4,300	136,353
Worthington Industries, Inc.	30,600	501,228
Total Materials		2,460,712
Telecommunication Services - 0.9%
Telephone & Data Systems, Inc.	6,600	170,874
tw telecom, Inc.*	5,700	110,466
United States Cellular Corp.*	1,400	61,082
Total Telecommunication Services		342,422
Utilities - 6.1%
Cleco Corp.	12,300	468,630
IDACORP, Inc.	11,500	487,715
NiSource, Inc.	25,300	602,393
NRG Energy, Inc.*	7,900	143,148
PNM Resources, Inc.	26,000	473,980
Questar Corp.	12,700	252,222
Total Utilities		2,428,088
Total Common Stocks (cost $37,488,015)		39,974,908
Other Investment Companies - 2.5%[2]
BNY Mellon Overnight Government Fund, 0.04%[3]	828,080	828,080
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	167,586	167,586
Total Other Investment Companies (cost $995,666)		995,666
Total Investments - 102.2% (cost $38,483,681)		40,970,574
Other Assets, less Liabilities - (2.2)%		(873,938)
Net Assets 100.0%		$40,096,636

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

For the year ended December 31, 2011, the Managers AMG Chicago Equity Partners Balanced Fund returned 6.77%, outperforming the 4.84% return for its benchmark, which consists of 60% of the return of the Russell 1000® Index and 40% of the return of the Barclays Capital U.S. Aggregate Bond Index. For the year, excess return came from out performance in both the equity and fixed income portions of the Fund.

If you were going to forecast tomorrow’s weather, a decent rule of thumb would be to use today’s actual temperature as your prediction, unless you are in Chicago, of course! If you were trying to forecast equity returns for the coming year, you would expect a more sophisticated approach would be warranted. But that was not the case in 2011. The Russell 1000® Index finished the year close to where it started, falling 3 points from 696 to 693. Dividends resulted in the year being positive.

Equity markets began with a strong start during the first part of the year peaking near the end of April. Performance then headed south as the Russell 1000® experienced seven consecutive weeks of negative performance. A strong rally during the final four days of June resulted in a quarter that was marginally positive. After an angst-filled third quarter, markets quickly regained their footing, and rebounded in the early part of the fourth quarter. Pessimism about an impending economic deceleration receded, and investors shifted their focus toward corporations with strong balance sheets and attractive valuations that continued to deliver strong earnings. But worries remain unresolved, and many investors expect the pace of earnings growth to decline. The latest headlines coming out of Europe will continue to influence market movements. While references to green shoots are no longer part of the lexicon, encouraging data with respect to construction, manufacturing and auto and retail sales suggest the economy continues to make progress. But will that progress be sufficient to win over the non-believers?

The equity portion of the Fund experienced solid out performance during the year. Year-to-date, the Portfolio experienced broad and balanced out performance with all ten sectors registering above benchmark returns. From our factor groups, the momentum factors performed the best; the quality and growth factor groups were also strong while the value group was flat. For the year, the model ranks provided strong discrimination as the top ranked stocks performed the best and the lowest ranked stocks showed the weakest performance. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

Headlines regarding the European sovereign debt crisis greatly influenced capital markets throughout the world in 2011. While policymakers have yet to achieve a lasting solution, attempts to calm markets, restore confidence, and put government budgets on a more-sound trajectory threaten the growth outlook for the world’s largest economic region in 2012. The combination of increasing risk and slowing growth resulted in lower rates and higher risk premiums in the United States. After starting the year at historically low levels, interest rates on U.S. Treasury securities fell further, even as Standard & Poor’s downgraded the U.S.’s credit rating. Corporate bonds, after starting the year with strong performance, were unable to keep pace with government bonds, as the outlook for a sustained U.S. recovery remains uncertain. Elevated levels of unemployment and household debt, combined with continued weakness in the housing market, are preventing the U.S. economy from achieving the desired momentum. Attempts by federal, state, and local governments to trim spending and boost revenues will further challenge the U.S. economy in 2012.

U.S. Treasuries represented the best-performing sector of the fixed income market in 2011, with a total return of 9.81%. On a duration-adjusted basis, agency debentures represented the best-performing non-treasury sector, followed by agency mortgage-backed securities (MBS). While investment-grade corporate bonds had attractive total returns for the year, the sector’s relative return trailed the Treasury Index by more than 3.5%.

The fixed income portion of the Fund had another successful year. An underweight to corporate bonds, an emphasis on quality, attractive yield-curve positioning, and income from government mortgages were the primary sources of excess return. 2011 marks the fifth-consecutive year in which our core Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index. The combination of research, risk management, and a commitment to a disciplined decision-making process has led to out performance by the fixed income portion of the Fund versus the index for our core product in nine of the last 10 years. A consistent track record through meaningfully different economic environments and difficult market climates demonstrates the value of our fixed income management approach. Portfolios remain positioned to benefit from an environment characterized by a lower appetite for risk. As always, we will be diligent in monitoring exposures and will adjust the portfolio accordingly as we monitor the market conditions.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, as of December 31, 2011, and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

The Managers AMG Chicago Equity Partners Balanced Fund’s (“Managers Balanced Fund”) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares (with load) on December 31, 2001, to a $10,000 investment made in the benchmarks for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

11

Managers AMG Chicago Equity Partners Balanced Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers Balanced Fund, the Russell 1000® Index & the Barclays Capital U.S. Aggregate Bond Index from December 31, 2001 through December 31, 2011.

		Average Annual Total Returns[1]
		One Year	Five Years	Ten Years
Managers AMG CEP Balanced Fund[2,3]
-Class A	No Load	6.45%	3.86%	5.45%
-Class A	With Load	0.35%	2.64%	4.82%
-Class C	No Load	5.73%	3.11%	4.76%
-Class C	With Load	4.73%	3.11%	4.76%
-Institutional Class	No Load	6.77%	4.13%	5.81%
60% Russell 1000® Index4/40% Barclays Capital U.S. Aggregate Index[5]		4.84%	3.55%	5.01%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars ($).

[2]         The Fund is subject to risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.

[3]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]         The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® Index is unmanaged, is not available for investment, and does not incur expenses.

[5]         The Barclays Capital U.S. Aggregate Bond Index is an index of the U.S. investment grade fixed-rate bond market, including both government and corporate bonds. The Barclays Capital U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers AMG Chicago Equity Partners Balanced Fund

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Industry	Managers AMG CEP Balanced Fund**	60% Russell 1000® Index/ 40% Barclays Capital U.S. Aggregate Bond Index
U.S. Government and Agency Obligations	34.2%	29.0%
Information Technology	12.5%	11.0%
Financials	8.8%	11.2%
Industrials	8.2%	11.0%
Health Care	7.1%	7.1%
Energy	6.5%	7.0%
Consumer Discretionary	6.2%	6.9%
Consumer Staples	6.2%	6.3%
Utilities	3.3%	3.3%
Materials	2.5%	2.4%
Telecommunication Services	1.9%	1.7%
Mortgage-Backed Securities	0.8%	0.9%
Asset-Backed Securities	0.0%	0.1%
Foreign Government Obligations	0.0%	2.1%
Other Assets and Liabilities	1.8%	0.0%

**	As a percentage of net assets

Top Ten Holdings
Security Name	% of Net Assets
U.S. Treasury Bonds, 3.500%, 02/15/39	3.1%
U.S. Treasury Notes, 2.625%, 08/15/20*	2.2
Verizon Communications, Inc.*	1.7
Johnson & Johnson*	1.7
U.S. Treasury Bonds, 3.125%, 05/15/21	1.7
FHLB, 5.375%, 05/18/16	1.6
FNMA, 5.375%, 06/12/17	1.5
U.S. Treasury Notes, 2.750%, 02/28/18*	1.5
Apple, Inc.*	1.5
FHLB, 5.000%, 11/17/17	1.5

Top Ten as a Group	18.0%

*	Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments

December 31, 2011

	Shares	Value

Common Stocks - 60.0%
Consumer Discretionary - 6.2%
CBS Corp., Class B	7,150	$194,051
Macy’s, Inc.	3,950	127,111
Polaris Industries, Inc.	3,200	179,136
Ross Stores, Inc.	3,100	147,343
Signet Jewelers, Ltd.	2,775	121,989
Starbucks Corp.	4,500	207,045
Time Warner, Inc.	5,100	184,314
TJX Cos., Inc.	2,700	174,285
TRW Automotive Holdings Corp.*	5,550	180,930
VF Corp.	800	101,592
Viacom, Inc., Class B	3,950	179,370
Total Consumer Discretionary		1,797,166
Consumer Staples - 6.2%
Brown-Forman Corp., Class B	1,300	104,663
Coca-Cola Enterprises, Inc.	4,900	126,322
Colgate-Palmolive Co.	2,400	221,736
Constellation Brands, Inc., Class A*	7,300	150,891
Costco Wholesale Corp.	1,650	137,478
Dean Foods Co.*	7,300	81,760
Estee Lauder Cos. Inc., The, Class A	825	92,664
Herbalife, Ltd.	1,850	95,589
Hormel Foods Corp.	6,100	178,669
Kroger Co., The	6,450	156,219
Lorillard, Inc.	825	94,050
Mead Johnson Nutrition Co.	1,500	103,095
Philip Morris International, Inc.	3,300	258,984
Total Consumer Staples		1,802,120
Energy - 6.5%
Cabot Oil & Gas Corp.	2,350	178,365
Chevron Corp.	3,700	393,680
ConocoPhillips	4,250	309,698
Devon Energy Corp.	1,350	83,700
Diamond Offshore Drilling, Inc.	2,000	110,520
Exxon Mobil Corp.	4,595	389,472
Helmerich & Payne, Inc.	1,000	58,360
National Oilwell Varco, Inc.	2,500	169,975
Tesoro Corp.*	2,900	67,744
Valero Energy Corp.	5,000	105,250
Total Energy		1,866,764
Financials - 8.4%
ACE, Ltd.	2,700	189,324
American Financial Group, Inc.	5,500	202,895

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Financials - 8.4% (continued)
Annaly Capital Management, Inc.	7,750	$123,690
Bank of America Corp.	17,300	96,188
Berkshire Hathaway, Inc., Class B*	1,300	99,190
Capital One Financial Corp.	3,200	135,328
Chubb Corp., The	2,400	166,128
Citigroup, Inc.	6,530	171,804
CommonWealth REIT	9,600	159,744
Discover Financial Services	4,100	98,400
Interactive Brokers Group, Inc.	4,400	65,736
JPMorgan Chase & Co.	7,148	237,671
KeyCorp	28,900	222,241
Public Storage	2,050	275,643
SLM Corp.	4,000	53,600
Wells Fargo & Co.	5,100	140,556
Total Financials		2,438,138
Health Care - 7.1%
Abbott Laboratories	3,700	208,051
Aetna, Inc.	2,600	109,694
Alexion Pharmaceuticals, Inc.*	1,150	82,225
Amgen, Inc.	1,153	74,034
Bristol-Myers Squibb Co.	5,700	200,868
Humana, Inc.	2,025	177,410
Johnson & Johnson	7,350	482,013
Medco Health Solutions, Inc.*	1,400	78,260
PerkinElmer, Inc.	3,400	68,000
Pfizer, Inc.	18,257	395,081
United Therapeutics Corp.*	3,900	184,275
Total Health Care		2,059,911
Industrials - 6.0%
Caterpillar, Inc.	1,825	165,345
Fluor Corp.	1,800	90,450
General Dynamics Corp.	2,400	159,384
General Electric Co.	15,150	271,337
Norfolk Southern Corp.	2,450	178,507
Northrop Grumman Corp.	3,300	192,984
Timken Co.	6,050	234,196
United Parcel Service, Inc., Class B	2,425	177,486
WW Grainger, Inc.	1,400	262,066
Total Industrials		1,731,755
Information Technology - 12.5%
Accenture PLC, Class A	4,900	260,827
Altera Corp.	4,725	175,297
Apple, Inc.*	1,090	441,450
Automatic Data Processing, Inc.	3,425	184,984

The accompanying notes are an integral part of these financial statements. 15

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 12.5% (continued)
Avago Technologies, Ltd.	3,200	$92,352
Cadence Design Systems, Inc.*	16,900	175,760
Cognizant Technology Solutions Corp.*	2,075	133,443
Dell, Inc.*	7,450	108,994
F5 Networks, Inc.*	1,100	116,732
Google, Inc., Class A*	270	174,393
Intel Corp.	7,600	184,300
International Business Machines Corp.	2,160	397,181
Jabil Circuit, Inc.	3,800	74,708
Microsoft Corp.	4,650	120,714
NCR Corp.*	4,450	73,247
Oracle Corp.	12,125	311,006
QUALCOMM, Inc.	4,700	257,090
Visa, Inc., Class A	2,725	276,669
VistaPrint N.V.*1	1,600	48,960
Total Information Technology		3,608,107
Materials - 2.5%
Alcoa, Inc.	14,900	128,885
CF Industries Holdings, Inc.	1,200	173,976
Domtar Corp.	1,775	141,929
Freeport-McMoRan Copper & Gold, Inc., Class B	1,575	57,944
PPG Industries, Inc.	2,475	206,638
Total Materials		709,372
Telecommunication Services - 1.9%
Telephone & Data Systems, Inc.	2,100	54,369
Verizon Communications, Inc.	12,400	497,488
Total Telecommunication Services		551,857
Utilities - 2.7%
Ameren Corp.	5,250	173,933
Consolidated Edison, Inc.	2,700	167,481
Duke Energy Corp.	11,600	255,200
NiSource, Inc.	8,050	191,671
Total Utilities		788,285
Total Common Stocks		17,353,475
(cost $15,957,528)
	Principal Amount
Corporate Bonds and Notes - 3.2%
Financials - 0.4%
American Express Co., 7.250%, 05/20/14	$40,000	44,696
General Electric Capital Corp.:
2.950%, 05/09/16	30,000	30,886
MTN, Series A, 6.750%, 03/15/32	10,000	11,744

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Financials - 0.4% (continued)
JPMorgan Chase & Co.:
6.000%, 01/15/18	$15,000	$16,757
4.625%, 05/10/21	15,000	15,549
Total Financials		119,632
Industrials - 2.2%
Altria Group, Inc., 9.700%, 11/10/18	18,000	24,250
Amgen, Inc., 4.100%, 06/15/21	20,000	20,556
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 01/15/20	20,000	23,495
AT&T, Inc., 5.100%, 09/15/14	70,000	77,150
Coca-Cola Refreshments USA, Inc., 7.375%, 03/03/14	40,000	45,456
ConocoPhillips, 4.600%, 01/15/15	15,000	16,602
EI du Pont de Nemours & Company, 5.000%, 01/15/13	6,000	6,260
Honeywell International, Inc., 4.250%, 03/01/13	45,000	46,959
International Business Machines Corp., 5.600%, 11/30/39	15,000	19,346
Kellogg Co., Series B, 7.450%, 04/01/31	15,000	20,515
Kraft Foods, Inc., 5.375%, 02/10/20	20,000	23,116
Kroger Co., The:
5.500%, 02/01/13	20,000	20,866
6.750%, 04/15/12	40,000	40,669
McDonald’s Corp.:
6.300%, 10/15/37	15,000	21,038
Series MTN, 4.300%, 03/01/13	35,000	36,466
PepsiCo, Inc., 2.500%, 05/10/16	35,000	36,449
Pfizer, Inc., 6.200%, 03/15/19	20,000	24,715
United Parcel Service, Inc., 6.200%, 01/15/38	20,000	27,001
Verizon Communications, Inc., 3.000%, 04/01/16	35,000	36,688
Wal-Mart Stores, Inc., 6.500%, 08/15/37	20,000	27,729
Wyeth, 5.500%, 03/15/13	35,000	37,009
Total Industrials		632,335
Utilities - 0.6%
Consolidated Edison Co of New York, Inc., Series 08-B, 6.750%, 04/01/38	15,000	21,079
Dominion Resources, Inc., 4.450%, 03/15/21	10,000	11,159
Duke Energy Corp., 3.550%, 09/15/21	20,000	20,498
Florida Power & Light Co., 4.850%, 02/01/13	40,000	41,741
Georgia Power Co., 5.400%, 06/01/40	15,000	18,142
TransCanada PipeLines, Ltd.:
3.800%, 10/01/20	20,000	21,625
4.875%, 01/15/15	40,000	44,069
Total Utilities		178,313
Total Corporate Bonds and Notes (cost $870,360)		930,280

The accompanying notes are an integral part of these financial statements. 17

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Mortgage-Backed Securities - 0.8%
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class C2, 4.691%, 04/15/37	$63,885	$66,181
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 04/10/37	89,050	89,460
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A2, 5.050%, 12/12/34	75,992	77,687
Total Mortgage-Backed Securities (cost $229,217)		233,328

U.S. Government and Agency Obligations - 34.2%
Federal Home Loan Banks - 3.9%
FHLB, 1.625%, 11/21/12	10,000	10,123
FHLB, 5.000%, 11/17/17	365,000	438,606
FHLB, 5.250%, 06/18/14	190,000	211,592
FHLB, 5.375%, 05/18/16	385,000	457,062
Total Federal Home Loan Banks		1,117,383
Federal Home Loan Mortgage Corporation - 6.0%
FHLMC, 2.500%, 05/27/16	310,000	328,656
FHLMC, 3.750%, 03/27/19	370,000	423,044
FHLMC, 4.375%, 07/17/15	235,000	264,387
FHLMC, 4.500%, 11/01/24	30,807	32,674
FHLMC, 4.750%, 11/17/15	115,000	131,815
FHLMC, 5.000%, 12/01/20	44,342	47,803
FHLMC, 5.500%, 04/01/38	226,490	246,104
FHLMC, 6.000%, 01/01/38	46,101	50,713
FHLMC, 6.000%, 04/01/38	34,583	38,032
FHLMC, 6.000%, 06/01/38	157,622	173,755
Total Federal Home Loan Mortgage Corporation		1,736,983
Federal National Mortgage Association - 13.3%
FNMA, 4.000%, 08/01/19	145,640	153,829
FNMA, 4.000%, 10/01/20	4,557	4,846
FNMA, 4.000%, 03/01/21	66,075	69,790
FNMA, 4.000%, 05/01/21	151,692	160,221
FNMA, 4.000%, 12/01/21	33,686	35,632
FNMA, 4.000%, 02/01/25	20,850	22,003
FNMA, 4.000%, 07/01/25	53,655	56,621
FNMA, 4.000%, 10/01/40	85,761	90,198
FNMA, 4.000%, 11/01/40	37,617	39,563
FNMA, 4.500%, 11/01/19	47,023	50,335
FNMA, 4.500%, 06/01/24	21,884	23,344
FNMA, 4.500%, 08/01/40	83,553	89,009
FNMA, 4.500%, 09/01/40	83,317	88,700
FNMA, 4.500%, 10/01/40	209,410	223,082
FNMA, 4.500%, 11/01/40	96,370	102,663
FNMA, 4.500%, 05/01/41	156,875	167,118
FNMA, 5.000%, 05/11/17	335,000	398,111
FNMA, 5.000%, 03/01/23	36,647	39,576
FNMA, 5.000%, 09/01/33	151,113	163,443

The accompanying notes are an integral part of these financial statements. 18

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Federal National Mortgage Association - 13.3% (continued)
FNMA, 5.000%, 05/01/35	$81,695	$88,336
FNMA, 5.000%, 02/01/36	121,175	131,025
FNMA, 5.000%, 08/01/40	111,145	120,214
FNMA, 5.000%, 08/01/41	238,856	258,719
FNMA, 5.375%, 07/15/16	190,000	226,428
FNMA, 5.375%, 06/12/17	370,000	447,583
FNMA, 5.500%, 02/01/22	7,750	8,421
FNMA, 5.500%, 03/01/22	14,578	15,971
FNMA, 5.500%, 06/01/22	13,024	14,269
FNMA, 5.500%, 11/01/35	60,482	66,050
FNMA, 5.500%, 02/01/37	158,154	172,567
FNMA, 5.500%, 06/01/38	101,163	110,255
FNMA, 6.000%, 03/01/37	55,021	60,870
FNMA, 6.000%, 08/01/37	52,952	58,373
FNMA, 6.000%, 06/01/38	34,180	38,182
FNMA, 6.500%, 03/01/37	39,583	44,464
Total Federal National Mortgage Association		3,839,811
United States Treasury Securities - 11.0%
U.S. Treasury Bonds, 0.625%, 07/31/12	335,000	336,086
U.S. Treasury Bonds, 3.125%, 05/15/21	430,000	480,189
U.S. Treasury Bonds, 3.125%, 11/15/41	225,000	235,758
U.S. Treasury Bonds, 3.500%, 02/15/39	790,000	888,750
U.S. Treasury Notes, 2.625%, 08/15/20	590,000	636,416
U.S. Treasury Notes, 2.750%, 02/28/18	405,000	444,108
U.S. Treasury Notes, 3.500%, 02/15/18	150,000	171,035
Total United States Treasury Securities		3,192,342
Total U.S. Government and Agency Obligations (cost $9,588,884)		9,886,519

	Shares
Other Investment Companies - 2.2%[2]
BNY Mellon Overnight Government Fund, 0.04%[3]	50,240	50,240
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	593,002	593,002
Total Other Investment Companies (cost $643,242)		643,242
Total Investments - 100.4% (cost $27,289,231)		29,046,844
Other Assets, less Liabilities - (0.4)%		(109,146)
Net Assets - 100.0%		$28,937,698

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

The Managers High Yield Fund (Institutional Class) returned 4.83% for the year ended December 31, 2011, compared with 4.98% for the Barclays Capital U.S. Corporate High Yield Index (the “Index”). Solid corporate fundamentals, modest economic growth, healthy primary market conditions, ample mutual fund inflows and a negligible default environment were all conducive to producing strong returns in the high yield market in the first half of the year. However, the onslaught of macroeconomic events overshadowed this backdrop, leading to a more volatile environment in the second half of the year. In the end, the Barclays Capital U.S. Corporate High Yield Bond Index posted a one-year return of 4.98%, closing the year on a positive note. At December 31, high-yield spreads (as measured by the Barclays Capital U.S. Corporate High Yield Bond Index) were 750 basis points (7.50%), 172 bps (1.72%) wider for the 12-month period, while yields rose from 7.51% (at December 31, 2010) to 8.36%.

In 2011, the high-yield market experienced distinct periods of increased volatility: (1) in early March, resulting from the global events that ranged from unrest in the Middle East/North Africa to a devastating earthquake and tsunami in Japan; (2) in May/June due to deteriorating global economic data and ongoing fears surrounding the European sovereign crisis; and (3) starting in late-July/early-August with the U.S. debt-ceiling debate, escalation in the Eurozone sovereign debt crisis and the reporting of disappointing and weakening economic data. In all of these challenging periods, investor risk appetite waned as sentiment weakened, leading to a steady stream of retail outflows and slowdown to new-issue activity. None of these developments afflicting the markets pertained directly to high-yield credit fundamentals, but each was influential in shaping investor confidence and risk appetite. In the final quarter of the year, the high-yield broad market vacillated between risk on and risk off. Improving conditions and a recovery initiated in October came to a halt in mid-November as the market struggled with unpredictable economic news and global events. In December, however, the market volatility subsided as news from Europe was more positive and the tone of U.S. economic data was somewhat better.

As expected during periods of volatility and the resulting flight-to-quality movements, higher-rated credits outperformed their lower-quality counterparts for the year. Supermarkets, pipelines and pharmaceuticals led performance in the year as nearly all sectors posted positive returns (as measured by the Barclays Capital U.S. Corporate High Yield Index). The lowest-performing sectors for the year were transportation, home construction and wireless telecommunications.

Primary market conditions were favorable, which enabled companies to amend terms or extend maturities. Issuer refinancing needs dominated more than 55% of the activity in 2011. Record-low bond yields, minimal default risk and attractive relative valuations contributed to healthy capital market conditions. Despite a significant slowdown in June, new-issuance volumes were strong as high-yield issuers priced a total of $228.3B in 2011, the second-highest total on record. Positive mutual fund flows into the asset class from multiple channels fueled the tightening from market lows.

Default activity was negligible in the first half before slightly accelerating in the final months of 2011. At December 31, the 12-month par-weighted default rate of 1.72% was well below historical averages of 4%.

PERFORMANCE

The Fund slightly underperformed its primary benchmark during 2011, due to exposure to the chemicals, retailers and consumer services sectors. Performance was hindered by relative weightings in Reichhold Industries, Sprint Capital Corporation, First Data Corporation, Huntsman International and Flextronics. On the upside, performance was aided by security selection in the financials, real estate investment trusts and transportation services sectors, with the largest contributions coming from DISH DBS Corporation, Ceasar’s Entertainment, HCA, Texas Competitive Electric Holdings and Royal Bank of Scotland.

LOOKING FORWARD

In 2012, we expect a more stable economic environment and still-solid corporate fundamentals to underpin a strong high-yield environment. We anticipate that U.S. economic growth will improve slightly, averaging between 2-3%. Global growth will remain positive but be slightly impacted by weak economic conditions in the Eurozone and slowing conditions in parts of Asia. Given the continued uncertainty in the global environment, we expect corporations to remain conservative in their use of capital and cash generation. This should result in continued improvement in overall credit metrics for much of the high-yield universe. Although defaults will likely rise modestly in 2012 from their sub-2% level in 2011, we think they will remain in the low single digits. As a result, we expect overall high-yield broad market spreads to tighten from current levels of approximately 740 basis points (7.40%) to the 600-650 basis point (6.0%-6.5%) range by the end of 2012. In this credit environment, we will continue to rely on our individual security selection as the primary driver of performance.

This commentary reflects the viewpoints of the Fund’s subadvisor, JP Morgan Asset Management as of December 31, 2011, and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers High Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares (with load) on December 31, 2001 to a $10,000 investment made in the Barclays Capital U.S. Corporate High Yield Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Managers High Yield Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers High Yield Fund and the Barclays Capital U.S. Corporate High Yield Bond Index from December 31, 2001 through December 31, 2011.

		Average Annual Total Returns[1]
		One Year	Five Years	Ten Years
Managers High Yield Fund[2,3]
-Class A	No Load	4.54%	5.63%	8.13%
-Class A	With Load	0.14%	4.73%	7.67%
-Class C	No Load	3.69%	4.78%	7.38%
-Class C	With Load	2.72%	4.78%	7.38%
-Institutional Class	No Load	4.83%	5.95%	8.54%
Barclays Capital U.S Corporate High Yield Bond Index[4]		4.98%	7.54%	8.85%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 4.25% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit ww.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars ($).

[2] The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.

[3] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4] The Barclays Capital U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service). The Barclays Capital U.S. Corporate High Yield Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers High Yield Fund

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Industry	Managers High Yield Fund**
Industrials	80.9%
Financials	10.4%
Utilities	2.2%
Exchange Traded Notes	1.5%
Information Technology	0.2%
Materials	0.2%
Other Assets and Liabilities	4.6%

**	As a percentage of net assets

Rating	Managers High Yield Fund**	Barclays Capital U.S. Corporate High Yield Bond Index
U.S. Treasury	0.0%	0.0%
U.S. Agency	0.0%	0.0%
Aaa	0.0%	0.0%
Aa	0.0%	0.0%
A	0.0%	0.0%
Baa	3.3%	0.0%
Ba	28.9%	40.1%
B	55.4%	43.3%
Caa	10.8%	14.5%
Ca	0.0%	0.0%
C	0.0%	1.9%
D	0.0%	0.0%
Not Rated	1.6%	0.2%

**	As a percentage of market value of fixed income securities

Chart	does not include equity securities.

Top Ten Holdings

Security Name	% of Net Assets
Ford Motor Credit Co. LLC, 6.625%, 08/15/17	1.6%
SPDR Barclays Capital High Yield Bond	1.5
Sprint Capital Corp., 8.750%, 03/15/32*	1.3
Biomet, Inc., 10.375%, 10/15/17*	1.3
SunGard Data Systems, Inc., 10.250%, 08/15/15	1.0
CIT Group, Inc., 7.000%, 05/01/16*	1.0
DISH DBS Corp., 7.875%, 09/01/19*	1.0
Ally Financial, Inc., 6.250%, 12/01/17	1.0
Clear Channel Worldwide Holdings, Inc., Series B, 9.250%, 12/15/17*	0.9
HCA Holdings, Inc., 7.750%, 05/15/21	0.8

Top Ten as a Group	11.4%

* Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers High Yield Fund

Schedule of Portfolio Investments

December 31, 2011

	Shares	Value

Common Stocks - 0.4%
Information Technology - 0.2%
Flextronics International, Ltd.*	10,500	$59,430
Materials - 0.2%
Huntsman Corp.	5,000	50,000
Total Common Stocks (cost $135,964)		109,430

	Principal Amount
Corporate Bonds and Notes - 93.5%
Financials - 9.6%
Alliance Laundry Systems LLC, Term Loan, Class B, 6.250%, 09/30/16 (04/02/12)[4]	$132,158	132,240
Ally Financial, Inc.:
6.250%, 12/01/17	330,000	319,555
Series 8, 6.750%, 12/01/14	157,000	158,570
Bank of America Corp., Series K, 8.000%, 12/29/49[5]	130,000	116,541
CIT Group, Inc.:
6.625%, 04/01/18 (a)	30,000	31,200
7.000%, 05/01/16	327,983	328,393
7.000%, 05/01/17	180,176	180,401
Citigroup Capital XXI, 8.300%, 12/21/57[5]	85,000	85,106
CNH Capital LLC, 6.250%, 11/01/16 (a)	30,000	31,050
First Data Corp., Term Loan:
Class B-1, 4.294%, 03/26/18 (01/24/12)[4]	48,028	40,403
Class B-2, 3.044%, 09/24/14 (01/24/12)[4]	5,111	4,624
Ford Motor Credit Co. LLC, 6.625%, 08/15/17	460,000	501,327
Ineos Holdings, Ltd., Term Loan:
Class B-2, 7.501%, 12/16/13 (01/31/12)[4]	95,481	97,749
Class C-2, 8.001%, 12/16/14 (01/31/12)[4]	109,288	111,883
International Lease Finance Corp.:
5.750%, 05/15/16	40,000	37,137
6.250%, 05/15/19	15,000	13,877
8.250%, 12/15/20	40,000	40,500
8.625%, 09/15/15	125,000	128,594
8.750%, 03/15/17	270,000	278,775
Nuveen Investments, Inc., 2nd Lien Term Loan, 12.500%, 07/31/15 (06/29/12)[4]	70,000	72,654
Realogy Corp., 7.875%, 02/15/19 (a)[1]	110,000	96,250
Regions Financial Corp., 5.750%, 06/15/15	90,000	86,850
UPCB Finance III, Ltd., 6.625%, 07/01/20 (a)	150,000	148,500
Vertafore, Inc., 2nd Lien Term Loan, 9.750%, 10/18/17 (03/29/12)[4]	45,000	43,763
Total Financials		3,085,942
Industrials - 81.4%
Academy, Ltd./Academy Finance Corp., 9.250%, 08/01/19 (a)	85,000	84,363

The accompanying notes are an integral part of these financial statements. 23

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 81.4% (continued)
Accellent, Inc.:
8.375%, 02/01/17	$70,000	$68,950
10.000%, 11/01/17	85,000	69,275
ACCO Brands Corp., 7.625%, 08/15/15	50,000	51,250
Aircastle, Ltd.:
9.750%, 08/01/18 (a)	40,000	41,900
9.750%, 08/01/18[1]	55,000	57,887
Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	155,000	111,988
Aleris International, Inc., 7.625%, 02/15/18	25,000	24,500
Alliant Techsystems, Inc., 6.750%, 04/01/16	120,000	123,600
Allison Transmission, Inc., 7.125%, 05/15/19 (a)	115,000	113,275
AMC Entertainment, Inc.:
8.750%, 06/01/19	20,000	20,800
9.750%, 12/01/20	130,000	124,150
American Axle & Manufacturing Holdings, Inc., 9.250%, 01/15/17 (a)	20,000	21,800
American Axle & Manufacturing, Inc.:
7.750%, 11/15/19	25,000	24,625
7.875%, 03/01/17	110,000	109,450
American Tire Distributors, Inc., 9.750%, 06/01/17	65,000	67,275
Amkor Technology, Inc., 7.375%, 05/01/18	100,000	102,750
Amsted Industries, Inc., 8.125%, 03/15/18 (a)	60,000	63,900
Arch Coal, Inc.:
7.000%, 06/15/19 (a)	35,000	35,875
7.250%, 06/15/21 (a)	50,000	51,625
8.750%, 08/01/16[1]	115,000	126,212
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (a)[1]	200,000	199,000
Ashland, Inc., 9.125%, 06/01/17	30,000	33,600
Ashtead Capital, Inc., 9.000%, 08/15/16 (a)	70,000	73,325
Aspect Software, Inc., 10.625%, 05/07/17	55,000	57,337
Associated Materials LLC, 9.125%, 11/01/17[1]	110,000	96,525
Atkore International, Inc., 9.875%, 01/01/18	90,000	86,625
Audatex North America, Inc., 6.750%, 06/15/18 (a)	60,000	60,900
Avaya, Inc.:
7.000%, 04/01/19 (a)	80,000	78,000
9.750%, 11/01/15	65,000	58,825
10.125%, 11/01/15[6]	94,893	85,878
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
8.250%, 01/15/19	165,000	164,587
9.625%, 03/15/18	40,000	41,600
AWAS Aviation Capital, Ltd., 7.000%, 10/15/16 (a)	90,400	90,851
Belden, Inc., 9.250%, 06/15/19	75,000	80,437
Biomet, Inc., 10.375%, 10/15/17[6]	385,000	418,687
Bon-Ton Department Stores, Inc., The, 10.250%, 03/15/14	85,000	54,931
BreitBurn Energy Partners, L.P./BreitBurn Finance Corp., 8.625%, 10/15/20	70,000	73,587

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 81.4% (continued)
Brigham Exploration Co., Series 1, 8.750%, 10/01/18	$52,000	$63,960
Building Materials Corp. of America:
6.750%, 05/01/21 (a)	55,000	57,887
6.875%, 08/15/18 (a)	30,000	31,650
Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (a)	141,000	143,820
BWAY Holding Co., 10.000%, 06/15/18	110,000	117,700
Cablevision Systems Corp., Series B, 8.625%, 09/15/17	110,000	122,375
Caesars Entertainment Operating Co., Inc., 11.250%, 06/01/17	250,000	266,563
Caesars Entertainment Operating Co., Inc.,, 10.000%, 12/15/18	82,000	56,580
Caesars Entertainment Operating Co., Inc., Term B-3 Loan:
3.418%, 01/28/15 (01/25/12)[4]	115,855	100,776
3.579%, 01/28/15 (03/30/12)[4]	1,179	1,026
Calumet Specialty Products Partners, L.P./Calumet Finance Corp., 9.375%, 05/01/19 (a)	30,000	29,250
Case New Holland, Inc., 7.875%, 12/01/17	85,000	96,475
CCH II LLC/CCH II Capital Corp., 13.500%, 11/30/16	14,327	16,619
CCO Holdings LLC/CCO Holdings Capital Corp.:
7.000%, 01/15/19	50,000	52,375
7.250%, 10/30/17	10,000	10,588
7.375%, 06/01/20	25,000	26,500
7.875%, 04/30/18	200,000	214,250
Central Garden and Pet Co., 8.250%, 03/01/18	140,000	137,900
Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (a)	60,000	63,900
Chesapeake Energy Corp.:
6.625%, 08/15/20	5,000	5,388
6.875%, 08/15/18	55,000	59,125
7.250%, 12/15/18	65,000	72,150
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (a)	25,000	26,125
Chrysler Group LLC/CG Co-Issuer, Inc., 8.000%, 06/15/19 (a)	200,000	184,000
CHS/Community Health Systems, Inc., 8.875%, 07/15/15	94,000	97,290
Cincinnati Bell, Inc., 8.375%, 10/15/20	150,000	150,000
Cinemark USA, Inc., 7.375%, 06/15/21	40,000	41,100
CityCenter Holdings LLC/CityCenter Finance Corp., 7.625%, 01/15/16 (a)	100,000	103,000
Claire’s Stores, Inc., 8.875%, 03/15/19	70,000	53,550
Clean Harbors, Inc., 7.625%, 08/15/16	56,000	59,780
Clear Channel Communications, Inc., 9.000%, 03/01/21	115,000	97,463
Clear Channel Communications, Inc., Term Loan B, 3.946%, 01/29/16 (01/31/12)[4]	61,740	45,807
Clear Channel Worldwide Holdings, Inc., Series B, 9.250%, 12/15/17	280,000	303,800

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 81.4% (continued)
Clearwater Paper Corp.:
7.125%, 11/01/18	$5,000	$5,225
10.625%, 06/15/16	85,000	95,200
Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/15 (a)	150,000	144,375
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.250%, 12/15/17	65,000	69,550
Cogent Communications Group, Inc., 8.375%, 02/15/18 (a)	55,000	56,512
CommScope, Inc., 8.250%, 01/15/19 (a)	115,000	115,575
Constellation Brands, Inc., 7.250%, 05/15/17	115,000	127,075
Cricket Communications, Inc., 7.750%, 10/15/20	55,000	48,263
Crosstex Energy, L.P./Crosstex Energy Finance Corp., 8.875%, 02/15/18	115,000	126,212
Dana Holding Corp.:
6.500%, 02/15/19	60,000	60,900
6.750%, 02/15/21	15,000	15,450
DaVita, Inc.:
6.375%, 11/01/18	80,000	82,100
6.625%, 11/01/20	10,000	10,325
Del Monte Corp., 7.625%, 02/15/19	205,000	197,825
Denbury Resources, Inc., 8.250%, 02/15/20	40,000	44,900
DineEquity, Inc., 9.500%, 10/30/18	45,000	48,544
DISH DBS Corp.:
6.750%, 06/01/21	75,000	81,187
7.125%, 02/01/16	260,000	281,450
7.875%, 09/01/19	285,000	323,475
DJO Finance LLC/DJO Finance Corp.:
7.750%, 04/15/18	80,000	61,800
10.875%, 11/15/14	60,000	56,250
Dole Food Co., Inc., 8.000%, 10/01/16 (a)	40,000	41,900
Eagle Parent, Inc., 8.625%, 05/01/19 (a)	95,000	91,200
Eagle Rock Energy Partners, L.P./Eagle Rock Energy Finance Corp., 8.375%, 06/01/19 (a)	80,000	80,400
Easton-Bell Sports, Inc., 9.750%, 12/01/16	145,000	158,775
EH Holding Corp.:
6.500%, 06/15/19 (a)	55,000	57,612
7.625%, 06/15/21 (a)	25,000	26,375
El Paso Corp., 7.250%, 06/01/18	65,000	71,493
Encore Acquisition Co., 9.500%, 05/01/16	10,000	11,075
Endo Pharmaceuticals Holdings, Inc., 7.000%, 07/15/19	30,000	32,100
EV Energy Partners, L.P./EV Energy Finance Corp., 8.000%, 04/15/19	90,000	92,025
Fidelity National Information Services, Inc., 7.625%, 07/15/17 (a)	75,000	81,187
First Data Corp.:
7.375%, 06/15/19 (a)	30,000	28,350
8.250%, 01/15/21 (a)	118,000	106,200
8.750%, 01/15/22 (a)[6]	120,000	103,800
8.875%, 08/15/20 (a)	150,000	150,750
12.625%, 01/15/21	240,000	210,000

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 81.4% (continued)
FMG Resources August 2006 Pty., Ltd.:
6.875%, 02/01/18 (a)	$125,000	$120,313
7.000%, 11/01/15 (a)	25,000	25,375
8.250%, 11/01/19 (a)	50,000	51,125
Forest Oil Corp., 7.250%, 06/15/19	75,000	76,875
Freescale Semiconductor, Inc.:
8.050%, 02/01/20	65,000	61,425
9.250%, 04/15/18 (a)	155,000	166,431
10.125%, 03/15/18 (a)	15,000	16,425
Frontier Communications Corp., 6.625%, 03/15/15	90,000	89,550
GCI, Inc., 8.625%, 11/15/19	90,000	95,962
General Cable Corp., 7.125%, 04/01/17[1]	80,000	80,200
Geo Group, Inc., The, 7.750%, 10/15/17	105,000	112,088
GMX Resources, Inc., 11.000%, 12/01/17 (a)[6]	95,000	78,375
Goodyear Tire & Rubber Co., The:
8.250%, 08/15/20[1]	90,000	98,550
8.750%, 08/15/20	10,000	11,075
10.500%, 05/15/16	31,000	34,332
Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	95,000	94,525
Griffon Corp., 7.125%, 04/01/18	80,000	79,600
GWR Operating Partnership LLP, 10.875%, 04/01/17	65,000	71,013
GXS Worldwide, Inc., 9.750%, 06/15/15	85,000	79,049
Gymboree Corp., 9.125%, 12/01/18[1]	110,000	96,800
Hanesbrands, Inc.:
6.375%, 12/15/20	25,000	25,500
8.000%, 12/15/16	160,000	174,800
HCA Holdings, Inc., 7.750%, 05/15/21	250,000	255,625
HCA, Inc.:
6.500%, 02/15/20	50,000	52,000
7.500%, 02/15/22	365,000	374,125
8.000%, 10/01/18	50,000	53,000
Health Management Associates, Inc.:
6.125%, 04/15/16	115,000	119,600
7.375%, 01/15/20 (a)	55,000	57,337
HealthSouth Corp.:
7.250%, 10/01/18	75,000	74,812
7.750%, 09/15/22	50,000	49,437
Hertz Corp., The, 7.500%, 10/15/18	145,000	152,250
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC:
8.875%, 02/01/18	55,000	51,837
9.000%, 11/15/20	50,000	41,500
Hillman Group, Inc., 10.875%, 06/01/18	75,000	74,625
Host Hotels & Resorts, L.P., 9.000%, 05/15/17	30,000	32,775

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 81.4% (continued)
Huntsman International LLC:
5.500%, 06/30/16	$55,000	$54,175
8.625%, 03/15/20[1]	45,000	47,925
8.625%, 03/15/21[1]	25,000	26,625
iGate Corp., 9.000%, 05/01/16 (a)	75,000	77,812
Ineos Group Holdings, Ltd., 8.500%, 02/15/16 (a)	100,000	80,000
Integra Telecom Holdings, Inc., 10.750%, 04/15/16 (a)	55,000	45,100
Intelsat Jackson Holdings SA:
7.250%, 04/01/19 (a)	70,000	71,225
7.250%, 10/15/20	75,000	76,312
9.500%, 06/15/16	40,000	41,900
11.250%, 06/15/16	165,000	173,766
Intelsat Luxembourg SA:
11.250%, 02/04/17	60,000	58,200
11.500%, 02/04/17 (a)[6]	160,000	154,800
Interactive Data Corp., 10.250%, 08/01/18	105,000	113,925
Interline Brands, Inc., 7.000%, 11/15/18	75,000	78,000
inVentiv Health, Inc., 10.000%, 08/15/18 (a)	65,000	59,800
Iron Mountain, Inc., 8.750%, 07/15/18	175,000	182,875
ITC Deltacom, Inc., 10.500%, 04/01/16	65,000	66,787
J. Crew Group, Inc., 8.125%, 03/01/19	105,000	100,800
J.C. Penney Corp., Inc.:
5.750%, 02/15/18	10,000	10,100
7.950%, 04/01/17	75,000	82,125
James River Coal Co., 7.875%, 04/01/19	75,000	57,000
Jarden Corp., 7.500%, 05/01/17	105,000	111,825
Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18 (a)	165,000	162,113
Kodiak Oil & Gas Corp., 8.125%, 12/01/19 (a)	80,000	83,000
Lear Corp., 7.875%, 03/15/18	25,000	27,187
Level 3 Communications, Inc., 11.875%, 02/01/19	55,000	58,850
Level 3 Financing, Inc.:
8.125%, 07/01/19 (a)	90,000	88,875
9.375%, 04/01/19	110,000	115,363
Libbey Glass, Inc., 10.000%, 02/15/15	91,000	97,825
Limited Brands, Inc., 6.625%, 04/01/21	30,000	31,950
Linn Energy LLC/Linn Energy Finance Corp.:
6.500%, 05/15/19 (a)	20,000	19,950
7.750%, 02/01/21	45,000	47,025
8.625%, 04/15/20	65,000	70,850
Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16 (a)	20,000	20,100
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co., 10.500%, 04/15/18	125,000	130,625

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 81.4% (continued)
Manitowoc Co., Inc., The:
8.500%, 11/01/20	$70,000	$74,113
9.500%, 02/15/18	55,000	58,850
Mantech International Corp., 7.250%, 04/15/18	65,000	66,544
Marina District Finance Co., Inc.:
9.500%, 10/15/15	35,000	32,900
9.875%, 08/15/18[1]	130,000	119,275
Masco Corp., 7.125%, 03/15/20	20,000	20,216
MEMC Electronic Materials, Inc., 7.750%, 04/01/19	65,000	47,288
MetroPCS Wireless, Inc., 7.875%, 09/01/18	120,000	122,250
MGM Resorts International:
6.875%, 04/01/16	40,000	37,200
7.500%, 06/01/16[1]	150,000	144,375
9.000%, 03/15/20	50,000	55,625
11.125%, 11/15/17	160,000	183,200
Michael Foods, Inc., 9.750%, 07/15/18	95,000	100,463
Michaels Stores, Inc.:
7.750%, 11/01/18	135,000	137,025
13.000%, 11/01/16 (b)	50,000	53,495
Mueller Water Products, Inc., 8.750%, 09/01/20	40,000	43,650
Mylan, Inc./PA:
7.625%, 07/15/17 (a)	25,000	27,406
7.875%, 07/15/20 (a)	90,000	99,788
NewPage Corp., 11.375%, 12/31/14[1,7]	40,000	29,750
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.375%, 03/01/18 (a)	75,000	75,000
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 04/15/17	75,000	77,250
Noranda Aluminum Acquisition Corp., 4.659%, 05/15/15[6]	209,114	194,476
Nova Chemicals Corp., 8.625%, 11/01/19	30,000	33,225
Novelis, Inc./GA:
8.375%, 12/15/17	70,000	74,725
8.750%, 12/15/20	90,000	96,975
NXP, B.V./NXP Funding LLC:
9.750%, 08/01/18 (a)	165,000	180,675
10.000%, 07/15/13 (a)	75,000	81,563
Oasis Petroleum, Inc., 7.250%, 02/01/19	20,000	20,800
Oshkosh Corp.:
8.250%, 03/01/17	80,000	83,600
8.500%, 03/01/20	20,000	20,700
Packaging Dynamics Corp., 8.750%, 02/01/16 (a)	70,000	70,350
PAETEC Holding Corp.:
8.875%, 06/30/17	70,000	75,950
9.875%, 12/01/18	100,000	110,500
Parker Drilling Co., 9.125%, 04/01/18	40,000	42,300

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 81.4% (continued)
Peabody Energy Corp.:
6.000%, 11/15/18 (a)	$60,000	$61,500
6.250%, 11/15/21 (a)	60,000	62,400
Petco Animal Supplies, Inc., 9.250%, 12/01/18 (a)[1]	90,000	96,975
Petrohawk Energy Corp., 6.250%, 06/01/19	30,000	33,150
PH Glatfelter Co., 7.125%, 05/01/16	95,000	98,860
Ply Gem Industries, Inc., 8.250%, 02/15/18	90,000	78,863
Polymer Group, Inc., 7.750%, 02/01/19 (a)	105,000	109,200
PolyOne Corp., 7.375%, 09/15/20	35,000	36,225
Polypore International, Inc., 7.500%, 11/15/17	85,000	88,400
Quebecor Media, Inc., 7.750%, 03/15/16	250,000	258,125
Quebecor World, Escrow, 6.500%, 08/01/27[7]	165,000	2,475
Qwest Communications International, Inc.:
7.500%, 02/15/14	100,000	100,628
Series B, 7.500%, 02/15/14	35,000	35,220
Radiation Therapy Services, Inc., 9.875%, 04/15/17	90,000	67,725
RailAmerica, Inc., 9.250%, 07/01/17	73,000	80,118
Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (a)	30,000	30,225
RBS Global, Inc./Rexnord LLC, 8.500%, 05/01/18	125,000	133,125
Reichhold Industries, Inc., 9.000%, 08/15/14 (a)	235,000	125,725
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC:
8.250%, 02/15/21 (a)	100,000	89,000
8.750%, 05/15/18 (a)	70,000	67,375
9.000%, 04/15/19 (a)	240,000	229,200
9.880%, 08/15/19 (a)	100,000	97,500
Rite Aid Corp.:
7.500%, 03/01/17	55,000	55,206
9.500%, 06/15/17	40,000	36,700
9.750%, 06/12/16	75,000	82,500
10.250%, 10/15/19[1]	15,000	16,613
RSC Equipment Rental, Inc./RSC Holdings III LLC:
8.250%, 02/01/21	80,000	81,400
9.500%, 12/01/14	62,000	64,015
10.250%, 11/15/19	20,000	21,900
Sally Holdings LLC/Sally Capital, Inc., 6.875%, 11/15/19 (a)	25,000	26,250
SandRidge Energy, Inc.:
7.500%, 03/15/21	40,000	39,900
8.000%, 06/01/18 (a)	30,000	30,450
SBA Telecommunications, Inc., 8.250%, 08/15/19	70,000	76,475
Scotts Miracle-Gro Co., The, 7.250%, 01/15/18	20,000	21,100
Sealed Air Corp.:
8.125%, 09/15/19 (a)	25,000	27,500
8.375%, 09/15/21 (a)	25,000	27,750
Sealy Mattress Co., 8.250%, 06/15/14[1]	265,000	263,675

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 81.4% (continued)
Sensata Technologies, B.V., 6.500%, 05/15/19 (a)	$110,000	$109,175
Service Corp. International:
6.750%, 04/01/16	30,000	32,625
7.000%, 06/15/17	60,000	65,400
7.000%, 05/15/19	50,000	52,875
ServiceMaster Co., 10.750%, 07/15/15 (a)[6]	85,000	88,400
Simmons Bedding Co., 11.250%, 07/15/15 (a)	210,000	217,875
Sinclair Television Group, Inc.:
8.375%, 10/15/18[1]	25,000	25,938
9.250%, 11/01/17 (a)	90,000	98,550
Solo Cup Co./Solo Cup Operating Corp., 10.500%, 11/01/13	20,000	20,400
Spectrum Brands Holdings, Inc.:
9.500%, 06/15/18 (a)	110,000	120,862
12.000%, 08/28/19[6]	186,327	203,562
Spirit Aerosystems, Inc., 7.500%, 10/01/17	90,000	98,100
Sprint Capital Corp., 8.750%, 03/15/32	515,000	419,081
Sprint Nextel Corp.:
9.000%, 11/15/18 (a)	145,000	152,613
11.500%, 11/15/21 (a)	25,000	24,813
SSI Investments II/SSI Co-Issuer LLC, 11.125%, 06/01/18	100,000	106,250
Stewart Enterprises, Inc., 6.500%, 04/15/19	50,000	50,500
SunGard Data Systems, Inc.:
7.375%, 11/15/18	80,000	82,300
10.250%, 08/15/15	320,000	333,200
SUPERVALU, Inc., 8.000%, 05/01/16	120,000	124,500
Surgical Care Affiliates, Inc., 8.875%, 07/15/15 (a)[6]	159,291	159,689
Syniverse Holdings, Inc., 9.125%, 01/15/19	40,000	42,400
Tenet Healthcare Corp.:
6.250%, 11/01/18 (a)	50,000	51,000
8.000%, 08/01/20	130,000	130,813
8.875%, 07/01/19	20,000	22,550
9.250%, 02/01/15	95,000	100,344
Terex Corp., 8.000%, 11/15/17	95,000	93,575
Tomkins LLC/Tomkins, Inc., 9.000%, 10/01/18	80,000	89,100
Travelport LLC, 5.152%, 09/01/14 (03/01/12)[4]	60,000	29,700
Trinidad Drilling, Ltd., 7.875%, 01/15/19 (a)	85,000	87,975
UCI International, Inc., 8.625%, 02/15/19	95,000	92,625
United Rentals North America, Inc.:
8.375%, 09/15/20[1]	55,000	53,900
9.250%, 12/15/19	85,000	89,463
United Surgical Partners International, Inc.:
8.875%, 05/01/17	15,000	15,038
9.250%, 05/01/17[6]	145,000	146,450
Vail Resorts, Inc., 6.500%, 05/01/19	80,000	82,000

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 81.4% (continued)
Valeant Pharmaceuticals International:
6.750%, 10/01/17 (a)	$65,000	$65,244
6.875%, 12/01/18 (a)	150,000	150,375
7.250%, 07/15/22 (a)	125,000	121,875
Venoco, Inc., 8.875%, 02/15/19	65,000	58,825
Vertellus Specialties, Inc., 9.375%, 10/01/15 (a)	75,000	57,750
Visant Corp., 10.000%, 10/01/17	133,000	122,360
Visteon Corp./New, 6.750%, 04/15/19 (a)	55,000	55,138
Vulcan Materials Co.:
6.500%, 12/01/16	25,000	25,938
7.500%, 06/15/21	65,000	70,525
Wind Acquisition Finance SA, 11.750%, 07/15/17 (a)	100,000	90,000
Windstream Corp.:
7.500%, 04/01/23	100,000	99,250
7.750%, 10/01/21[1]	65,000	66,950
7.875%, 11/01/17	60,000	65,250
8.125%, 09/01/18	40,000	43,050
WMG Acquisition Corp.:
9.500%, 06/15/16	75,000	81,750
11.500%, 10/01/18 (a)	45,000	44,888
WPX Energy, Inc., 6.000%, 01/15/22 (a)	60,000	61,725
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.750%, 08/15/20	25,000	27,875
Yankee Candle Co., Inc., Series B, 9.750%, 02/15/17	105,000	102,900
YCC Holdings LLC/Yankee Finance, Inc., 10.250%, 02/15/16[6]	15,000	13,200
Zayo Group LLC/Zayo Capital, Inc., 10.250%, 03/15/17	90,000	96,525
Total Industrials		26,187,437
Utilities - 2.5%
AES Corp., The:
8.000%, 10/15/17	30,000	33,150
9.750%, 04/15/16	125,000	143,750
Calpine Corp.:
7.250%, 10/15/17 (a)	40,000	42,200
7.500%, 02/15/21 (a)	80,000	86,000
7.875%, 07/31/20 (a)	90,000	97,425
Energy Future Holdings Corp., 10.000%, 01/15/20	50,000	52,750
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/20	81,000	85,860
NRG Energy, Inc.:
8.250%, 09/01/20	55,000	55,550
7.625%, 01/15/18	95,000	95,475
Texas Competitive Electric Holdings, Term Loan, 4.776%, 10/10/17 (01/09/12)[4]	172,821	110,029
Total Utilities		802,189
Total Corporate Bonds and Notes (cost $29,832,166)		30,075,568

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Exchange Traded Funds - 1.5%
SPDR Barclays Capital High Yield Bond[1] (cost $504,861)	12,500	$480,625
Other Investment Companies - 8.7%[2]
BNY Mellon Overnight Government Fund, 0.04%[3]	1,878,880	1,878,880
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	931,925	931,925
Total Other Investment Companies (cost $2,810,805)		2,810,805
Total Investments - 104.1% (cost $33,283,796)		33,476,428
Other Assets, less Liabilities - (4.1)%		(1,304,283)
Net Assets - 100.0%		$32,172,145

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

Managers Fixed Income Fund (Institutional Class) returned 4.79% for the year ended December 31, 2011, lagging the return of 7.84% for the Barclays Capital U.S. Aggregate Bond Index (“the Index”). At the beginning of 2011, a low interest rate environment continued to reinforce the reach for yield at a time when economic conditions had been slowly improving and the outlook for growth expectations was slightly less optimistic. These conditions supported demand for fixed income over the next few months as new issuance continued its torrid pace, reaching $167.9B by the end of the first half of 2011, well ahead of last year’s record pace. Despite negative headline risk out of Japan, the Middle East and the northern Africa region, ongoing European sovereign issues and ratings downgrades in peripheral corporate names, the financial markets had been mostly resilient through the first half of 2011 thanks to positive technicals and fundamentals.

However, growing contagion fears within Europe and an inability to grasp the reach of the global economic slowdown continued to keep investors wary, which affected high yield markets. The seemingly endless buildup of stress on the European banking system and global financial markets increased the downside risk of global growth and led to increased market volatility during the summer months and early fall. Continued market volatility from a lack of resolution regarding the European debt crisis impacted high yield and investment grade corporate bond liquidity into November. Downgrade fears within Europe and continued bickering in Wash-ington around two key items with growth implications for 2012 (payroll taxes and unemployment benefits) kept pressure on markets during the fourth quarter. Better than expected economic releases in the US helped to solidify investor beliefs that the slow domestic economic recovery will continue into 2012. Low yielding investment alternatives and strong corporate fundamentals continue to bode well for high yield demand.

The primary driver of the Fund’s underperformance relative to the Index during 2011 was its emphasis on convertibles, below investment grade bonds, and its underweight to the U.S. Treasury sector. Significant return from select equity positions combined with the Fund’s large underweight to mortgage backed securities were the main returns drivers, limiting the extent of underperformance. Credit spreads drifted wider in 2011, following several years of tightening. The Fund benefited most from a select group of equity securities and exposure to U.S. investment-grade non-financial bonds. The Fund gave back some of those gains from its high-yield and convertible bond exposure which suffered from the risk-off trade in the second half of 2011 associated with slow growth and European bank and sovereign anxiety. Convertible bonds suffered due to a higher beta to domestic stocks, wider credit spreads and a generally lower coupon as compared to high yield. Non-dollar holdings in the Fund did not keep pace with domestic markets during 2011, detracting from relative returns vs. the benchmark.

LOOKING FORWARD

Central banks around the world began to provide more liquidity to the capital markets in the fourth quarter, and risk-oriented assets rejoiced. It was a very good quarter for equities, corporate credit and high yield bonds. However, the all-clear signal has not been given, as the sovereign debt crisis in Europe remains unresolved and signs of a slowdown in China continue to accumulate.

Some significant central bank policy actions during the fourth quarter included:

•	Coordinated efforts by the US, Canada, Britain, Japan, Switzer-land and Europe to ease the global liquidity crunch by lowering the cost of existing dollar swap lines by 50 basis points and arranging bilateral swaps to provide liquidity for other currencies

•	China’s move to cut its bank reserve requirements

•	The European Central Bank’s decision to cut rates by 50 basis points to 1.0% and its provision of 3-year loans to banks

•	The Bank of England’s announcement of another round of quantitative easing

•	The IMF’s decision to grant Greece another tranche of its emergency loan program

•	Interest-rate cuts by central banks in Australia, Sweden, and Brazil

These actions were certainly welcome, and markets responded by posting strong returns for the fourth quarter. However, the European economy may be slipping into recession, which should make it much harder to implement fiscal austerity, reduce budget deficits, and convince investors that debt ratios will eventually stabilize.

The negative feedback loop from weak sovereign credit metrics to weak bank balance sheets will likely continue to be a source of risk in 2012. To comply with new European Banking austerity requirements that take effect in June 2012, banks must increase their capitalization ratios and can do so by raising equity, shrinking assets, or cutting staff, bonuses and dividends to retain more earnings. As such, there is evidence that European banks are restricting credit, shrinking their balance sheets and reducing staff to meet tougher capitalization standards. Ultimately, we see these actions reinforcing the negative feedback loop between sovereign credit and bank balance sheets.

We expect the deflationary pressures from Europe and the hangover from the financial crisis to remain intense during 2012, which should keep high-quality bond yields very low around the world. Cooling emerging market economies, especially China, Brazil, and India, have also contributed to lower global bond yields. Commodity price pressures have eased, which should help reduce inflation and allow for more central bank rate cuts around the world.

In this enduring environment of zero policy rates and low yields on high-quality bonds, we believe the global search for yield will remain a key theme in 2012. This environment suggests bonds across the quality spectrum trading at a premium to government bonds could achieve respectable risk-adjusted returns. Moderate growth, strong balance sheets and earnings are also supportive of investments in risk assets and sectors. With that in mind, we favor US investment grade and high yield bonds, convertibles and select equity securities, along with select non-dollar currencies and securities.

This commentary reflects the viewpoints of the portfolio manager, Loomis, Sayles & Company, as of December 31, 2011, and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Fixed Income Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares (with load) on December 31, 2001, with a $10,000 investment made in the Barclays Capital U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

34

Managers Fixed Income Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers Fixed Income Fund and the Barclays Capital U.S. Aggregate Bond Index from December 31, 2001 through December 31, 2011.

		Average Annual Total Returns[1]
		One Year	Five Years	Ten Years
Managers Fixed Income Fund[2,3]
-Class A	No Load	4.53%	6.00%	6.08%
-Class A	With Load	0.07%	5.08%	5.62%
-Class B	No Load	3.73%	5.21%	5.38%
-Class B	With Load	(1.18)%	4.88%	5.38%
-Class C	No Load	3.73%	5.20%	5.37%
-Class C	With Load	2.75%	5.20%	5.37%
-Institutional Class	No Load	4.79%	6.26%	6.43%
Barclays Capital U.S Aggregate Bond Index[4]		7.84%	6.50%	5.78%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 4.25% on Class A, as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars ($).
[2]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay its creditors.
[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[4]	The Barclays Capital U.S. Aggregate Bond Index is an index of the U.S. investment grade, fixed-rate bond market, including both government and corporate bonds. The Barclays Capital U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Fixed Income Fund

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Industry	Managers Fixed Income Fund**
Industrials	31.8%
Financials	23.7%
Utilities	9.4%
Foreign Government and Agency Obligations	5.4%
Information Technology	5.6%
Energy	4.4%
Health Care	4.1%
Asset-Backed Securities	3.9%
Telecommunication Services	2.7%
U.S. Government and Agency Obligations	2.6%
Municipal Bonds	1.5%
Materials	1.2%
Preferred Stocks	0.7%
Mortgage-Backed Securities	0.5%
Other Assets and Liabilities	2.5%

**	As a percentage of net assets

Rating	Managers Fixed Income Fund**	Barclays Capital U.S. Aggregate Bond Index
U.S. Treasury	3.1%	35.1%
U.S. Agency	0.0%	37.4%
Aaa	6.4%	4.0%
Aa	1.1%	3.7%
A	24.2%	10.7%
Baa	49.8%	9.1%
Ba	9.4%	0.0%
B	5.6%	0.0%
Caa	0.0%	0.0%
Ca	0.0%	0.0%
C	0.0%	0.0%
D	0.0%	0.0%
Not Rated	0.4%	0.0%

**	As a percentage of market value of fixed income securities

Chart does not include equity securities.

Top Ten Holdings

Security Name	% of Net Assets
Bristol-Myers Squibb Co.*	4.1%
Intel Corp.*	3.6
Ford Motor Co., 4.250%, 11/15/16*	3.6
U.S. Treasury Bond, 0.125%, 09/30/13	2.6
Telefonica SA, ADR	2.5
Royal Dutch Shell PLC, ADR	2.3
Inter-American Development Bank, EMTN, 6.000%, 12/15/17*	2.2
Repsol YPF SA, ADR	2.1
Trinity Rail Leasing, L.P., Series 2010-1A, Class A, 5.194%, 10/16/40*	2.0
Microsoft Corp.*	2.0

Top Ten as a Group	27.0%

*	Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2011

	Principal Amount		Value

Asset-Backed Securities - 3.9%
Centex Home Equity, Series 2004-A, Class AF6, 4.270%, 01/25/34[5]		$175,373	$174,972
Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.460%, 11/25/16 (b)		102,584	96,015
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 07/20/31 (a)		630,131	644,084
Merrill Auto Trust Securitization, Series 2008-1, Class B, 6.750%, 04/15/15		200,000	203,331
Sierra Receivables Funding Co., LLC, Series 2010-2A, Class A, 3.840%, 11/20/25 (a)		903,939	923,587
Trinity Rail Leasing, L.P., Series 2010-1A, Class A, 5.194%, 10/16/40 (a)		2,879,161	2,789,789
World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 6.750%, 04/15/19		500,000	552,894
Total Asset-Backed Securities (cost $5,378,058)			5,384,672

	Shares
Common Stocks - 18.0%
Energy - 4.4%
Repsol YPF SA, ADR[1]		92,853	2,832,945
Royal Dutch Shell PLC, ADR		42,903	3,135,780
Total Energy			5,968,725
Health Care - 4.1%
Bristol-Myers Squibb Co.		160,000	5,638,398
Information Technology - 5.6%
Intel Corp.		204,750	4,965,188
Microsoft Corp.		105,934	2,750,047
Total Information Technology			7,715,235
Materials - 1.2%
PPG Industries, Inc.		20,000	1,669,800
Telecommunication Services - 2.7%
Telecom Italia SpA, ADR		25,000	266,250
Telefonica SA, ADR		196,243	3,373,417
Total Telecommunication Services			3,639,667
Total Common Stocks (cost $22,467,796)			24,631,825

	Principal Amount
Corporate Bonds and Notes - 64.9%
Financials - 23.7%
AgriBank FCB, Series AI, 9.125%, 07/15/19		$810,000	$1,056,212
Alta Wind Holdings LLC, 7.000%, 06/30/35 (a)		577,790	637,074
American International Group, Inc.:
EMTN, 5.000%, 04/26/23	GBP	750,000	930,570
MTN, 5.450%, 05/18/17		30,000	28,735
Associates Corp. of North America, 6.950%, 11/01/18		650,000	707,277
Bank of America Corp.:
7.625%, 06/01/19		278,000	287,917
MTN, 6.750%, 09/09/13	AUD	1,000,000	1,005,594
Bear Stearns Cos. LLC, The, 4.650%, 07/02/18		480,000	491,398

The accompanying notes are an integral part of these financial statements. 37

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

		Principal Amount	Value

Financials - 23.7% (continued)
Camden Property Trust, 5.700%, 05/15/17		$255,000	$279,543
Cantor Fitzgerald, L.P.:
6.375%, 06/26/15 (a)		910,000	867,477
7.875%, 10/15/19 (a)[8]		700,000	684,734
Citigroup, Inc.:
5.500%, 10/15/14		1,340,000	1,378,466
6.125%, 05/15/18		345,000	367,688
6.125%, 08/25/36		935,000	811,165
Duke Realty, L.P., 5.950%, 02/15/17		35,000	37,671
Equifax, Inc., 7.000%, 07/01/37		228,000	258,261
ERP Operating, L.P.:
5.125%, 03/15/16		15,000	16,087
5.750%, 06/15/17		45,000	49,952
Forethought Financial Group, Inc., 8.625%, 04/15/21 (a)		705,000	713,994
GE Capital Australia Funding Pty, Ltd., EMTN, 8.000%, 02/13/12	AUD	260,000	266,616
General Electric Capital Corp., MTN, Series A, 0.703%, 05/13/24 (01/17/12)[4]		180,000	141,448
HBOS PLC:
6.000%, 11/01/33 (a)		1,000,000	613,187
GMTN, 6.750%, 05/21/18 (a)		1,955,000	1,569,413
Highwoods Realty, L.P.:
5.850%, 03/15/17		30,000	31,766
7.500%, 04/15/18		350,000	394,660
International Lease Finance Corp.:
6.250%, 05/15/19		1,115,000	1,031,503
8.625%, 09/15/15		10,000	10,288
MTN, 5.650%, 06/01/14		105,000	100,800
iStar Financial, Inc., 1.081%, 10/01/12 (01/01/12)[4,9]		325,000	292,500
MBIA Insurance Corp., 14.000%, 01/15/33 (a)[5]		25,000	14,250
Merrill Lynch & Co., Inc.:
6.110%, 01/29/37		1,800,000	1,391,539
MTN, Series C, 6.050%, 06/01/34		1,100,000	846,357
MetLife, Inc., 6.400%, 12/15/36		340,000	323,426
Morgan Stanley:
4.750%, 04/01/14		540,000	532,226
5.500%, 07/24/20		1,800,000	1,639,323
GMTN, 5.500%, 01/26/20		200,000	182,343
GMTN, 5.625%, 09/23/19		500,000	463,746
MTN, 5.950%, 12/28/17		200,000	190,782
MTN, 6.625%, 04/01/18		160,000	158,190
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)		620,000	663,304
National City Bank of Indiana, 4.250%, 07/01/18		395,000	398,388
Old Republic International Corp., 3.750%, 03/15/18[9]		2,745,000	2,425,894

The accompanying notes are an integral part of these financial statements. 38

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Financials - 23.7% (continued)
Penn Mutual Life Insurance Co., The, 7.625%, 06/15/40 (a)	$895,000	$1,100,956
ProLogis, L.P.:
5.625%, 11/15/15	15,000	15,967
5.750%, 04/01/16	15,000	15,886
Simon Property Group, L.P.:
5.250%, 12/01/16	25,000	27,738
5.750%, 12/01/15	85,000	95,179
5.875%, 03/01/17	40,000	45,738
6.100%, 05/01/16	100,000	113,774
SLM Corp.:
0.718%, 01/27/14 (01/25/12)[4]	135,000	122,100
8.450%, 06/15/18	845,000	874,575
MTN, Series A, 5.000%, 10/01/13	10,000	10,025
MTN, Series A, 5.375%, 01/15/13	20,000	20,143
Springleaf Finance Corp.:
MTN, 5.850%, 06/01/13	80,000	70,800
MTN, Series H, 5.375%, 10/01/12	400,000	379,000
MTN, Series I, 4.875%, 07/15/12	400,000	385,000
MTN, Series I, 5.400%, 12/01/15	20,000	14,650
MTN, Series J, 6.900%, 12/15/17	2,770,000	2,008,250
Standard Chartered Bank, 6.400%, 09/26/17 (a)	100,000	103,091
Standard Chartered PLC, 5.500%, 11/18/14 (a)	750,000	797,645
WEA Finance LLC/WT Finance Australia, 6.750%, 09/02/19 (a)	535,000	597,614
Western Union Co., The:
6.200%, 11/17/36	235,000	250,858
6.200%, 06/21/40	5,000	5,373
Weyerhaeuser Co.:
6.875%, 12/15/33	660,000	651,582
7.375%, 10/01/19	50,000	56,418
7.375%, 03/15/32	90,000	94,719
Willis North America, Inc., 7.000%, 09/29/19	220,000	245,267
XL Capital Finance Europe PLC, 6.500%, 01/15/12	105,000	105,128
Total Financials		32,499,240
Industrials - 31.8%
Avnet, Inc.:
6.000%, 09/01/15	720,000	777,081
6.625%, 09/15/16	140,000	156,775
Cardinal Health, Inc., 4.000%, 06/15/15	320,000	342,727
CenturyLink, Inc.:
6.450%, 06/15/21	500,000	501,799
Series G, 6.875%, 01/15/28	75,000	70,079
Series P, 7.600%, 09/15/39	635,000	624,877
Chesapeake Energy Corp.:
2.250%, 12/15/38[9]	285,000	236,550

The accompanying notes are an integral part of these financial statements. 39

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 31.8% (continued)
2.500%, 05/15/37[9]	$120,000	$107,550
Chevron Phillips Chemical Co. LLC/LP, 8.250%, 06/15/19 (a)	1,205,000	1,527,715
Ciena Corp., 0.875%, 06/15/17[9]	1,330,000	1,014,125
Coca-Cola HBC Finance, B.V., 5.125%, 09/17/13	265,000	275,947
Comcast Cable Holdings LLC, 9.800%, 02/01/12	350,000	352,327
Continental Airlines, Inc.:
2000-1 Class A-1 Pass Through Trust, Series 00A1, 8.048%, 11/01/20	79,356	85,006
2007-1 Class A Pass Through Trust, Series 071B, 5.983%, 04/19/22	395,028	411,303
2007-1 Class B Pass Through Trust, Series 071B, 6.903%, 04/19/22	90,578	88,087
2010-1 Class B Pass Through Trust, Series B, 6.000%, 01/12/19	2,500,000	2,300,000
Cytec Industries, Inc., 6.000%, 10/01/15	80,000	87,501
Delta Air Lines, Inc.:
2007-1 Class B Pass Through Trust, Series 071B, 8.021%, 08/10/22	577,221	566,369
2010-1 Class A Pass Through Trust, Series 1A, 6.200%, 07/02/18	330,143	351,602
DP World, Ltd., 6.850%, 07/02/37 (a)	1,720,000	1,565,200
Dun & Bradstreet Corp., The, 6.000%, 04/01/13	790,000	833,287
Embarq Corp., 7.995%, 06/01/36	710,000	737,700
Energy Transfer Partners, L.P., 6.125%, 02/15/17	65,000	71,444
EQT Corp., 6.500%, 04/01/18	1,730,000	1,931,460
ERAC USA Finance LLC:
6.375%, 10/15/17 (a)	240,000	277,674
6.700%, 06/01/34 (a)	65,000	73,708
7.000%, 10/15/37 (a)	925,000	1,116,482
Express Scripts, Inc.:
6.250%, 06/15/14	305,000	332,621
7.250%, 06/15/19	165,000	196,916
Ford Motor Co., 4.250%, 11/15/16[9]	3,380,000	4,862,968
GATX Corp., 4.750%, 10/01/12	560,000	571,411
Georgia-Pacific LLC, 7.250%, 06/01/28	70,000	84,669
HCA, Inc., 7.500%, 11/06/33	75,000	65,250
Intel Corp.:
2.950%, 12/15/35[9]	265,000	277,256
3.250%, 08/01/39[9]	1,035,000	1,301,513
Intuit, Inc., 5.750%, 03/15/17	210,000	235,837
J.C. Penney Corp., Inc.:
5.750%, 02/15/18	25,000	25,250
6.375%, 10/15/36	297,000	249,851
7.625%, 03/01/97	25,000	22,500
Kinder Morgan Energy Partners, L.P.:
5.300%, 09/15/20	425,000	463,656
5.950%, 02/15/18	1,910,000	2,184,904
Kinder Morgan Finance Co. ULC, 5.700%, 01/05/16	165,000	169,538

The accompanying notes are an integral part of these financial statements. 40

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

		Principal Amount	Value

Industrials - 31.8% (continued)
Kroger Co., The, 7.000%, 05/01/18		$460,000	$565,322
Macy’s Retail Holdings, Inc.:
6.790%, 07/15/27		80,000	85,496
6.900%, 04/01/29		30,000	33,081
Marks & Spencer PLC, 7.125%, 12/01/37 (a)		300,000	299,479
Masco Corp.:
5.850%, 03/15/17		350,000	349,763
6.500%, 08/15/32		25,000	22,421
7.125%, 03/15/20		300,000	303,233
7.750%, 08/01/29		50,000	48,648
Medco Health Solutions, Inc., 7.250%, 08/15/13		420,000	453,952
Methanex Corp., 6.000%, 08/15/15		320,000	329,769
Micron Technology, Inc., 1.875%, 06/01/14[9]		20,000	19,200
Missouri Pacific Railroad Co., 5.000%, 01/01/45[8]		200,000	151,662
Nextel Communications, Inc., Series C, 5.950%, 03/15/14		710,000	688,700
Northwest Airlines 2007-1 Class B Pass Through Trust, 8.028%, 11/01/17		285,600	271,663
Omnicare, Inc., 3.750%, 12/15/25[9]		470,000	655,650
Owens & Minor, Inc., 6.350%, 04/15/16[8]		125,000	135,863
Owens Corning:
6.500%, 12/01/16		210,000	229,432
7.000%, 12/01/36		385,000	394,664
Portugal Telecom International Finance, B.V.:
EMTN, 4.500%, 06/16/25	EUR	300,000	239,177
EMTN, 5.000%, 11/04/19	EUR	300,000	270,705
EMTN, 5.630%, 02/08/16	EUR	100,000	107,598
GMTN, 4.380%, 03/24/17	EUR	100,000	95,320
PPG Industries, Inc., 6.650%, 03/15/18		1,935,000	2,344,028
PulteGroup, Inc.:
6.000%, 02/15/35		1,265,000	845,969
6.375%, 05/15/33		465,000	324,338
Qantas Airways, Ltd., 6.050%, 04/15/16 (a)		1,375,000	1,421,178
Qwest Corp., 6.875%, 09/15/33		20,000	19,966
Rowan Cos., Inc., 7.875%, 08/01/19		300,000	352,204
Safeway, Inc., 6.350%, 08/15/17		400,000	454,073
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)		480,000	580,442
Sprint Capital Corp.:
6.900%, 05/01/19		15,000	12,413
8.750%, 03/15/32		5,000	4,069
Telecom Italia Capital SA:
6.000%, 09/30/34		465,000	345,470
6.375%, 11/15/33		165,000	125,281
Telefonica Emisiones SAU, 5.877%, 07/15/19		265,000	262,285
Time Warner Cable, Inc., 6.750%, 07/01/18		1,500,000	1,783,968
Toro Co., The, 6.625%, 05/01/37[8]		365,000	382,775

The accompanying notes are an integral part of these financial statements. 41

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

		Principal Amount	Value

Industrials - 31.8% (continued)
Verizon New England, Inc., 7.875%, 11/15/29		$95,000	$115,667
Wyndham Worldwide Corp.:
6.000%, 12/01/16		405,000	437,217
7.375%, 03/01/20		460,000	525,854
Total Industrials			43,616,510
Utilities - 9.4%
Abu Dhabi National Energy Co., 7.250%, 08/01/18 (a)		1,040,000	1,196,000
Ameren Energy Generating Co., Series H, 7.000%, 04/15/18[1]		1,200,000	1,243,200
Ameren Illinois Co., 6.250%, 04/01/18		1,370,000	1,583,834
Boardwalk Pipelines, L.P., 5.200%, 06/01/18		465,000	495,765
Bruce Mansfield Unit 12, 6.850%, 06/01/34		312,243	340,279
Cleveland Electric Illuminating Co., The, 5.950%, 12/15/36		520,000	556,027
Commonwealth Edison Co., 4.700%, 04/15/15		510,000	558,383
EDP Finance, B.V.:
4.900%, 10/01/19 (a)		600,000	463,680
6.000%, 02/02/18 (a)		400,000	336,882
Endesa SA/Cayman Islands, 7.875%, 02/01/27		900,000	1,125,367
ITC Holdings Corp., 5.875%, 09/30/16 (a)		225,000	256,427
Korea Gas Corp., 6.000%, 07/15/14		300,000	323,643
Nisource Finance Corp.:
6.400%, 03/15/18		1,645,000	1,893,966
6.800%, 01/15/19		900,000	1,055,626
Southwestern Electric Power Co., 6.450%, 01/15/19		1,225,000	1,432,016
Total Utilities			12,861,095
Total Corporate Bonds and Notes (cost $85,825,839)			88,976,845
Foreign Government and Agency Obligations - 5.4%
Brazil Bonds, Republic of, 10.250%, 01/10/28	BRL	750,000	460,394
Instituto de Credito Oficial, MTN, 5.500%, 10/11/12	AUD	255,000	253,094
Inter-American Development Bank, Bonds, EMTN, 6.000%, 12/15/17	NZD	3,500,000	3,006,926
International Bank for Reconstruction & Development, GDIF, 1.430%, 03/05/14	SGD	1,000,000	783,772
Ireland Government Bond:
4.500%, 10/18/18	EUR	275,000	284,015
4.500%, 04/18/20	EUR	75,000	76,015
5.000%, 10/18/20	EUR	25,000	26,766
5.400%, 03/13/25	EUR	170,000	177,067
Italy Buoni Poliennali Del Tesoro:
5.000%, 08/01/34	EUR	15,000	15,450
5.250%, 11/01/29	EUR	15,000	16,170
5.750%, 02/01/33	EUR	15,000	16,763
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	3,500,000	281,519
New South Wales Treasury Corp.:
Series 12, 6.000%, 05/01/12	AUD	1,660,000	1,708,212
Series 12RG, 6.000%, 05/01/12	AUD	260,000	267,390

The accompanying notes are an integral part of these financial statements. 42

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

		Principal Amount	Value

Foreign Government and Agency Obligations - 5.4% (continued)
Portugal Obrigacoes do Tesouro OT:
3.850%, 04/15/21	EUR	50,000	$33,955
4.800%, 06/15/20	EUR	25,000	17,860
Total Foreign Government and Agency Obligations (cost $6,667,272)			7,425,368
Mortgage-Backed Securities - 0.5%
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 09/15/40[5]		$300,000	314,291
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2007-LD11, Class A4, 5.817%, 06/15/49[5]		220,000	234,723
Series 2007-LDPX, Class A3, 5.420%, 01/15/49		110,000	119,376
Total Mortgage-Backed Securities (cost $334,757)			668,390
Municipal Bonds - 1.5%
Buckeye Tobacco Settlement Financing Authority, Series 2007 A-2, 5.875%, 06/01/47[8]		250,000	179,755
Chicago, Illinois O’Hare International Airport Revenue Bond, Series 2008-A, 4.500%, 01/01/38 (AGM Insured)[10]		15,000	14,618
Eufaula, Alabama, Series 2003 C, 4.000%, 08/15/12 (AMBAC Insured)[10]		105,000	105,800
Michigan Tobacco Settlement Finance Authority, Series 2006 A, 7.309%, 06/01/34[8]		390,000	286,514
San Jose, California Redevelopment Agency Tax Allocation, Series 2006 C, 3.750%, 08/01/28 (BHAC Insured)[10]		15,000	13,420
San Jose, California Redevelopment Agency Tax Allocation, Series 2006 C, 3.750%, 08/01/28 (National Insured)[10]		35,000	26,406
State of California, 3.250%, 12/01/27		25,000	22,589
State of California, 4.500%, 08/01/27 (AMBAC Insured)[10]		45,000	46,734
State of California, 4.500%, 08/01/30 (AMBAC Insured)[10]		65,000	66,357
State of Illinois, 5.100%, 06/01/33		770,000	699,653
Virginia Tobacco Settlement Financing Corp., Series 2007 A-1, 6.706%, 06/01/46[8]		1,055,000	663,785
Total Municipal Bonds (cost $2,545,736)			2,125,631

		Shares
Preferred Stocks - 0.7%
General Motors Co., 4.750% 12/01/13 (Industrials)[9]		8,370	286,673
Health Care REIT, Inc., 6.500% (Financials)[9]		1,200	61,404
Newell Financial Trust I, 5.250% (Industrials)[9]		13,455	571,838
Total Preferred Stocks (cost $998,799)			919,915

		Principal Amount
U.S. Government and Agency Obligations - 2.6%
U.S. Treasury Obligations - 2.6%
U.S. Treasury Bond, 0.125%, 09/30/13 (cost $3,515,590)		$3,525,000	3,518,528

		Shares
Other Investment Companies - 2.8%[2]
BNY Mellon Overnight Government Fund, 0.04%[3]		1,737,933	1,737,933
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%		2,110,758	2,110,758
Total Other Investment Companies (cost $3,848,691)			3,848,691
Total Investments - 100.3% (cost $131,582,538)			137,499,865
Other Assets, less Liabilities - (0.3)%			(431,857)
Net Assets - 100.0%			$137,068,008

The accompanying notes are an integral part of these financial statements. 43

Notes to Schedules of Portfolio Investments (continued)

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2011, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Managers AMG Chicago Equity Partners Mid-Cap	$38,563,150	$3,996,221	($1,588,797)	$2,407,424
Managers AMG Chicago Equity Partners Balanced	27,350,699	2,196,971	(500,826)	1,696,145
Managers High Yield	33,289,757	1,043,800	(857,129)	186,671
Managers Fixed Income	131,582,538	11,238,715	(5,321,388)	5,917,327

*	Non-income-producing security.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2011, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
Managers High Yield	$7,775,736	24.2%
Managers Fixed Income	21,835,066	15.9%

(b)	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[1]	Some or all of these securities were out on loan to various brokers as of December 31, 2011, amounting to:

Fund	Market Value	% of Net Assets
Managers AMG Chicago Equity Partners Mid-Cap	$793,419	2.0%
Managers AMG Chicago Equity Partners Balanced	48,960	0.2%
Managers High Yield	1,812,403	5.6%
Managers Fixed Income	1,691,386	1.2%

[2]

Yield shown for each investment company represents the December 31, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]	Floating Rate Security: The rate listed is as of December 31, 2011. Date in parentheses represents the security’s next coupon rate reset.
[5]	Variable Rate Security: The rate listed is as of December 31, 2011 and is periodically reset subject to terms and conditions set forth in the debenture.
[6]	Payment-in-kind security: A type of high yield debt instrument whose issuer has the option of making interest payments either in cash or in additional debt securities.
[7]	Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.
[8]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Funds may not invest more than 15% of their net assets in illiquid securities. All securities are valued by an independent pricing agent and are fair valued at Level 2. Illiquid securities market value at December 31, 2011, amounted to the following:

Fund	Market Value	% of Net Assets
Managers Fixed Income	$2,485,088	1.8%

[9]

Convertible Bond: A corporate, usually a junior debenture that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. Convertible bonds market value at December 31, 2011, amounted to the following:

Fund	Market Value	% of Net Assets
Managers Fixed Income	$12,113,121	8.8%

[10]	At December 31, 2011, Managers Fixed Income held 0.2% in securities backed by insurance of financial institutions and financial guaranty assurance companies.

Notes to Schedules of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2011:

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers AMG Chicago Equity Partners Mid-Cap Fund
Investments in Securities
Common Stocks†	$39,974,908	—	—	$39,974,908
Other Investment Companies	995,666	—	—	995,666

Total Investments in Securities	$40,970,574	—	—	$40,970,574

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers AMG Chicago Equity Partners Balanced Fund
Investments in Securities
Common Stocks†	$17,353,475	—	—	$17,353,475
Corporate Bonds and Notes††	—	$930,280	—	930,280
Mortgage-Backed Securities	—	233,328	—	233,328
U.S. Government and Agency Obligations††	—	9,886,519	—	9,886,519
Other Investment Companies	643,242	—	—	643,242

Total Investments in Securities	$17,996,717	$11,050,127	—	$29,046,844

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers High Yield Fund
Investments in Securities
Common Stocks†	$109,430	—	—	$109,430
Corporate Bonds and Notes††	—	$30,075,568	—	30,075,568
Exchange Traded Funds†	480,625	—	—	480,625
Other Investment Companies	2,810,805	—	—	2,810,805

Total Investments in Securities	$3,400,860	$30,075,568	—	$33,476,428

45

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Fixed Income Fund
Investments in Securities
Asset-Backed Securities	—	$5,384,672	—	$5,384,672
Common Stocks†	$24,631,825	—	—	24,631,825
Corporate Bonds and Notes††	—	88,976,845	—	88,976,845
Foreign Government and Agency Obligations	—	7,425,368	—	7,425,368
Mortgage-Backed Securities	—	668,390	—	668,390
Municipal Bonds	—	2,125,631	—	2,125,631
Preferred Stocks†	919,915	—	—	919,915
U.S. Government and Agency Obligations††	—	3,518,528	—	3,518,528
Other Investment Companies	3,848,691	—	—	3,848,691

Total Investments in Securities	$29,400,431	$108,099,434	—	$137,499,865

†	All common stocks, exchange traded notes and preferred stocks held in the Fund are level 1 securities. For a detailed breakout of these securities, please refer to the Schedule of Portfolio Investments.
††	All corporate bonds and notes and U.S. government and agency obligations held in the Fund are level 2 securities. For a detailed breakout of the corporate bonds and U.S. government and agency obligations by major industry or agency classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2011, the Funds had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investments Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

AGM:	Assured Guaranty Municipal Corp.	FNMA:	Federal National Mortgage Association
AMBAC:	American Municipal Bond Assurance Corp.	GMTN:	Global Medium Term Notes
BHAC:	Berkshire Hathaway Assurance Corp.	GDIF:	Global Debt Insurance Facility
FHLB:	Federal Home Loan Bank	MTN:	Medium Term Notes
FHLMC:	Federal Home Loan Mortgage Corp.	REIT:	Real Estate Investment Trust

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies of par values other than the U.S. dollar (USD):

AUD:	Australian Dollar	MXN:	Mexican Peso
BRL:	Brazilian Real	NZD:	New Zealand Dollar
EUR:	Euro	SGD:	Singapore Dollar
GBP:	British Pound

46

Statements of Assets and Liabilities

December 31, 2011

	Managers AMG Chicago Equity Partners Mid-Cap Fund	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund
Assets:
Investments at value* (including securities on loan valued at $793,419, $48,960, $1,812,403, and $1,691,386, respectively)	$40,970,574	$29,046,844	$33,476,428	$137,499,865
Foreign currency**	—	—	—	17,712
Cash	—	—	305	—
Receivable for investments sold	250,786	—	—	—
Receivable for Fund shares sold	9,012	39,993	45,898	162,046
Receivable from affiliate	8,445	6,354	26,133	23,480
Dividends, interest and other receivables	58,287	91,037	632,381	1,543,936
Prepaid expenses	23,042	22,908	26,356	25,902
Total assets	41,320,146	29,207,136	34,207,501	139,272,941
Liabilities:
Payable upon return of securities loaned	828,080	50,240	1,878,880	1,737,933
Payable for Fund shares repurchased	316,585	3,021	59,380	280,062
Payable for investments purchased	—	144,849	—	—
Accrued expenses:
Investment management and advisory fees	23,850	16,944	19,015	52,018
Administrative fees	6,815	4,841	5,433	23,119
Professional fees	28,567	27,749	32,764	39,730
Other	19,613	21,794	39,884	72,071
Total liabilities	1,223,510	269,438	2,035,356	2,204,933
Net Assets	$40,096,636	$28,937,698	$32,172,145	$137,068,008
Net Assets Represent:
Paid-in capital	$44,072,255	$27,125,973	$35,733,082	$131,165,375
Undistributed net investment income (loss)	40,422	2,988	(222)	(9,271)
Accumulated net realized gain (loss) from investments and foreign currency transactions	(6,502,934)	51,124	(3,753,347)	—
Net unrealized appreciation of investments and foreign currency translations	2,486,893	1,757,613	192,632	5,911,904
Net Assets	$40,096,636	$28,937,698	$32,172,145	$137,068,008
* Investments at cost	$38,483,681	$27,289,231	$33,283,796	$131,582,538
** Foreign currency at cost	—	—	—	$17,577

The accompanying notes are an integral part of these financial statements. 47

Statements of Assets and Liabilities (continued)

December 31, 2011

	Managers AMG Chicago Equity Partners Mid-Cap Fund		Managers AMG Chicago Equity Partners Balanced Fund		Managers High Yield Fund		Managers Fixed Income Fund
Class A Shares:
Net Assets	$9,267,697		$17,518,633		$23,957,190		$35,647,493
Shares outstanding	668,915		1,278,450		3,189,192		3,298,217
Net asset value, offering and redemption price per share	$13.85		$13.70		$7.51		$10.81
Offering price per share based on a maximum sales charge of 5.75% (NAV per share/(100% - 5.75%)	$14.69		$14.54		n/a		n/a
Offering price per share based on a maximum sales charge of 4.25% (NAV per share/(100% - 4.25%)	n/a		n/a		$7.84		$11.29
Class B Shares:
Net Assets	—	[1]	—	[1]	—	[1]	$3,232,893	[2]
Shares outstanding	—	[1]	—	[1]	—	[1]	301,427
Net asset value, offering and redemption price per share	—	[1]	—	[1]	—	[1]	$10.73
Class C Shares:
Net Assets	$2,397,386		$2,534,002		$2,968,070		$33,614,916
Shares outstanding	186,924		185,956		401,019		3,115,515
Net asset value, offering and redemption price per share	$12.83		$13.63		$7.40		$10.79
Institutional Class Shares:
Net Assets	$28,431,553		$8,885,063		$5,246,885		$64,572,706
Shares outstanding	1,952,036		643,002		691,589		5,956,275
Net asset value, offering and redemption price per share	$14.57		$13.82		$7.59		$10.84

[1]	Effective at the close of business on June 30, 2011, all B shares converted to A shares.
[2]	Effective at the close of business on June 30, 2011, shares are no longer available for purchase.

The accompanying notes are an integral part of these financial statements. 48

Statements of Operations

For the year ended December 31, 2011

	Managers AMG Chicago Equity Partners Mid-Cap Fund	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund
Investment Income:
Dividend income	$602,884	$277,660	$20,459	$605,464
Interest income	—	263,363	2,639,078	6,402,032
Securities lending fees	4,862	236	15,304	24,817
Foreign withholding tax	(111)	(11)	—	(49,174)
Total investment income	607,635	541,248	2,674,841	6,983,139
Expenses:
Investment management and advisory fees	299,213	151,078	220,354	627,394
Administrative fees	85,489	43,165	62,958	278,842
Distribution fees - Class A	23,454	27,039	56,564	87,821
Distribution fees - Class B	1,331 [1]	3,737 [1]	3,125 [1]	35,254
Distribution fees - Class C	27,914	22,501	35,244	375,664
Registration fees	49,789	48,421	47,587	53,023
Professional fees	31,382	28,842	34,325	53,746
Custodian	18,921	23,961	49,895	34,162
Reports to shareholders	8,395	5,800	19,295	20,843
Transfer agent	8,363	5,023	14,181	28,174
Trustees fees and expenses	3,474	1,400	2,087	10,604
Miscellaneous	3,114	2,863	2,899	7,925
Total expenses before offsets	560,839	363,830	548,514	1,613,452
Expense reimbursements	(84,837)	(94,572)	(170,087)	(291,775)
Expense reductions	(25,149)	(1,933)	(37)	(173)
Net expenses	450,853	267,325	378,390	1,321,504
Net investment income	156,782	273,923	2,296,451	5,661,635
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	4,758,007	1,415,947	655,638	3,599,718
Net realized gain on foreign currency transactions	—	—	—	44,664
Net change in unrealized depreciation of investments	(4,583,293)	(146,517)	(1,626,756)	(3,364,346)
Net change in unrealized depreciation on foreign currency translations	—	—	—	(9,313)
Net realized and unrealized gain (loss)	174,714	1,269,430	(971,118)	270,723
Net increase in net assets resulting from operations	$331,496	$1,543,353	$1,325,333	$5,932,358

[1]	The amounts disclosed above represent expenses incurred up to the conversion to A shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	Managers AMG Chicago Equity Partners Mid-Cap Fund		Managers AMG Chicago Equity Partners Balanced Fund
	2011	2010	2011	2010
Increase (Decrease) in Net Assets From Operations:
Net investment income	$156,782	$259,108	$273,923	$269,679
Net realized gain on investments	4,758,007	5,949,208	1,415,947	1,761,338
Net change in unrealized appreciation (depreciation) of investments	(4,583,293)	2,895,240	(146,517)	(153,247)
Net increase in net assets resulting from operations	331,496	9,103,556	1,543,353	1,877,770
Distributions to Shareholders:
From net investment income:
Class A	(26,691)	(32,789)	(141,069)	(108,880)
Class B	—	—	(2,358)[1]	(4,280)
Class C	—	—	(8,301)	(22,845)
Institutional Class	(148,442)	(197,349)	(118,047)	(136,824)
From net realized gain on investments:
Class A	—	—	(609,401)	—
Class C	—	—	(86,651)	—
Institutional Class	—	—	(303,733)	—
Total distributions to shareholders	(175,133)	(230,138)	(1,269,560)	(272,829)
From Capital Share Transactions:
Proceeds from sale of shares	6,691,020	3,759,737	16,250,809	3,414,197
Reinvestment of dividends and distributions	161,604	211,777	731,974	204,143
Cost of shares repurchased	(7,655,858)	(7,615,267)	(7,154,472)	(4,518,470)
Net increase (decrease) from capital share transactions	(803,234)	(3,643,753)	9,828,311	(900,130)
Total increase (decrease) in net assets	(646,871)	5,229,665	10,102,104	704,811
Net Assets:
Beginning of year	40,743,507	35,513,842	18,835,594	18,130,783
End of year	$40,096,636	$40,743,507	$28,937,698	$18,835,594
End of year undistributed net investment income	$40,422	$72,740	$2,988	$646
Share Transactions:
Sale of shares	451,189	308,406	1,173,475	264,911
Reinvested shares from dividends and distributions	11,037	14,604	52,990	15,733
Shares repurchased	(524,519)	(648,148)	(512,342)	(355,629)
Net increase (decrease) in shares	(62,293)	(325,138)	714,123	(74,985)

[1]	The amounts disclosed above were incurred prior to the closing of B shares and/or the conversion to A shares.

The accompanying notes are an integral part of these financial statements. 50

Statements of Changes in Net Assets

For the year ended December 31,

	Managers High Yield Fund		Managers Fixed Income Fund
	2011	2010	2011	2010
Increase (Decrease) in Net Assets From Operations:
Net investment income	$2,296,451	$2,554,270	$5,661,635	$5,732,686
Net realized gain (loss) on investments and foreign currency transactions	655,638	1,025,889	3,644,382	(209,231)
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	(1,626,756)	628,227	(3,373,659)	7,918,026
Net increase in net assets resulting from operations	1,325,333	4,208,386	5,932,358	13,441,481
Distributions to Shareholders:
From net investment income:
Class A	(1,680,397)	(1,845,390)	(1,603,759)	(1,816,800)
Class B	(20,401)[1]	(57,140)	(132,088)[1]	(124,108)
Class C	(231,424)	(309,306)	(1,401,818)	(1,815,282)
Institutional Class	(385,752)	(342,789)	(3,048,326)	(2,145,972)
From net realized gain on investments:
Class A	—	—	(568,193)	—
Class B	—	—	(51,604)	—
Class C	—	—	(535,426)	—
Institutional Class	—	—	(1,019,018)	—
Total distributions to shareholders	(2,317,974)	(2,554,625)	(8,360,232)	(5,902,162)
From Capital Share Transactions:
Proceeds from sale of shares	11,057,218	6,148,030	51,743,179	54,457,609
Reinvestment of dividends and distributions	1,889,659	1,995,842	5,549,842	3,976,670
Cost of shares repurchased	(10,976,061)	(16,508,471)	(67,335,959)	(53,494,943)
Net increase (decrease) from capital share transactions	1,970,816	(8,364,599)	(10,042,938)	4,939,336
Total increase (decrease) in net assets	978,175	(6,710,838)	(12,470,812)	12,478,655
Net Assets:
Beginning of year	31,193,970	37,904,808	149,538,820	137,060,165
End of year	$32,172,145	$31,193,970	$137,068,008	$149,538,820
End of year undistributed net investment income (loss)	($222)	$21,178	($9,271)	$103,298

Share Transactions:
Sale of shares	1,441,511	818,520	4,652,777	4,987,867
Reinvested shares from dividends and distributions	247,428	266,804	506,037	366,086
Shares repurchased	(1,440,953)	(2,217,561)	(6,077,242)	(4,912,463)
Net increase (decrease) in shares	247,986	(1,132,237)	(918,428)	441,490

[1]	The amounts disclosed above were incurred prior to the closing of B shares and/or the conversion to A shares.

The accompanying notes are an integral part of these financial statements. 51

Managers AMG Chicago Equity Partners Mid-Cap Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Class A	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$13.77	$10.80	$7.82	$13.67	$14.60
Income from Investment Operations:
Net investment income (loss)	0.04 [3]	0.07	0.09	0.06	(0.02)[3]
Net realized and unrealized gain (loss) on investments	0.08 [3]	2.96	2.98	(5.84)	0.17 [3]
Total from investment operations	0.12	3.03	3.07	(5.78)	0.15
Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.06)	(0.09)	(0.06)	—
Net realized gain on investments	—	—	—	(0.01)	(1.08)
Total distributions to shareholders	(0.04)	(0.06)	(0.09)	(0.07)	(1.08)
Net Asset Value, End of Year	$13.85	$13.77	$10.80	$7.82	$13.67
Total Return[1]	0.86%	28.06%	39.20%	(42.28)%	0.84%
Ratio of net expenses to average net assets	1.18%	1.19%	1.19%	1.18%	1.21%
Ratio of net investment income (loss) to average net assets[1]	0.26%	0.60%	1.15%	0.57%	(0.10)%
Portfolio turnover	125%	137%	115%	107%	125%
Net assets at end of year (000’s omitted)	$9,268	$7,590	$6,149	$3,863	$6,464

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.44%	1.47%	1.53%	1.44%	1.37%
Ratio of net investment income (loss) to average net assets	0.00%[4]	0.32%	0.81%	0.31%	(0.25)%

	For the year ended December 31,
Class C	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$12.81	$10.11	$7.32	$12.79	$13.80
Income from Investment Operations:
Net investment income (loss)	(0.07)[3]	(0.04)	0.02	(0.03)	(0.12)[3]
Net realized and unrealized gain (loss) on investments	0.09 [3]	2.74	2.77	(5.43)	0.12 [3]
Total from investment operations	0.02	2.70	2.79	(5.46)	0.00
Less Distributions to Shareholders from:
Net investment income	—	—	(0.00)[4]	—	—
Net realized gain on investments	—	—	—	(0.01)	(1.01)
Total distributions to shareholders	—	—	(0.00)[4]	(0.01)	(1.01)
Net Asset Value, End of Year	$12.83	$12.81	$10.11	$7.32	$12.79
Total Return[1]	0.16%[5]	26.71%	38.18%	(42.71)%	(0.19)%
Ratio of net expenses to average net assets	1.93%	1.94%	1.94%	1.94%	1.96%
Ratio of net investment income (loss) to average net assets[1]	(0.53)%	(0.18)%	0.38%	(0.23)%	(0.85)%
Portfolio turnover	125%	137%	115%	107%	125%
Net assets at end of year (000’s omitted)	$2,397	$3,026	$3,669	$3,558	$8,651

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.19%	2.22%	2.28%	2.19%	2.12%
Ratio of net investment income (loss) to average net assets	(0.79)%	(0.46)%	0.04%	(0.49)%	(1.02)%

52

Managers AMG Chicago Equity Partners Mid-Cap Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$14.48	$11.39	$8.24	$14.42	$15.41
Income from Investment Operations:
Net investment income	0.07 [3]	0.11	0.14	0.10	0.03 [3]
Net realized and unrealized gain (loss) on investments	0.10 [3]	3.08	3.12	(6.18)	0.11 [3]
Total from investment operations	0.17	3.19	3.26	(6.08)	0.14
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.10)	(0.11)	(0.09)	—
Net realized gain on investments	—	—	—	(0.01)	(1.13)
Total distributions to shareholders	(0.08)	(0.10)	(0.11)	(0.10)	(1.13)
Net Asset Value, End of Year	$14.57	$14.48	$11.39	$8.24	$14.42
Total Return[1]	1.14%[5]	27.97%	39.59%	(42.13)%	0.78%
Ratio of net expenses to average net assets	0.93%	0.94%	0.94%	0.94%	0.96%
Ratio of net investment income to average net assets[1]	0.49%	0.84%	1.39%	0.77%	0.16%
Portfolio turnover	125%	137%	115%	107%	125%
Net assets at end of year (000’s omitted)	$28,432	$29,867	$25,075	$22,152	$51,029

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.19%	1.22%	1.28%	1.19%	1.12%
Ratio of net investment income to average net assets	0.23%	0.56%	1.05%	0.51%	0.01%

53

Managers AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Class A	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$13.49	$12.33	$10.45	$13.18	$12.86
Income from Investment Operations:
Net investment income	0.18 [3]	0.20	0.22	0.29	0.25
Net realized and unrealized gain (loss) on investments	0.69 [3]	1.16	1.87	(2.74)	0.34
Total from investment operations	0.87	1.36	2.09	(2.45)	0.59
Less Distributions to Shareholders from:
Net investment income	(0.18)	(0.20)	(0.21)	(0.27)	(0.27)
Net realized gain on investments	(0.48)	—	—	(0.01)	—
Total distributions to shareholders	(0.66)	(0.20)	(0.21)	(0.28)	(0.27)
Net Asset Value, End of Year	$13.70	$13.49	$12.33	$10.45	$13.18
Total Return[1]	6.45%	11.14%	20.06%	(18.68)%	4.63%
Ratio of net expenses to average net assets	1.24%	1.22%	1.23%	1.17%	1.23%
Ratio of net investment income to average net assets[1]	1.27%	1.56%	1.77%	2.53%	1.93%
Portfolio turnover	94%	97%	114%	99%	206%
Net assets at end of year (000’s omitted)	$17,519	$7,605	$6,933	$9,932	$2,076

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.70%	1.80%	1.76%	1.68%	1.78%
Ratio of net investment income to average net assets	0.81%	0.98%	1.24%	2.03%	1.38%

	For the year ended December 31,
Class C	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$13.41	$12.25	$10.38	$13.08	$12.76
Income from Investment Operations:
Net investment income	0.07 [3]	0.11	0.12	0.18	0.16
Net realized and unrealized gain (loss) on investments	0.69 [3]	1.15	1.88	(2.70)	0.33
Total from investment operations	0.76	1.26	2.00	(2.52)	0.49
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.10)	(0.13)	(0.17)	(0.17)
Net realized gain on investments	(0.47)	—	—	(0.01)	—
Total distributions to shareholders	(0.54)	(0.10)	(0.13)	(0.18)	(0.17)
Net Asset Value, End of Year	$13.63	$13.41	$12.25	$10.38	$13.08
Total Return[1]	5.66%[5]	10.35%[5]	19.33%	(19.36)%	3.86%
Ratio of net expenses to average net assets	1.99%	1.97%	1.98%	1.96%	1.98%
Ratio of net investment income to average net assets[1]	0.52%	0.81%	1.04%	1.57%	1.17%
Portfolio turnover	94%	97%	114%	99%	206%
Net assets at end of year (000’s omitted)	$2,534	$2,805	$3,056	$2,926	$4,013

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.45%	2.55%	2.51%	2.52%	2.53%
Ratio of net investment income to average net assets	0.06%	0.23%	0.51%	1.01%	0.62%

54

Managers AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$13.60	$12.43	$10.54	$13.28	$12.96
Income from Investment Operations:
Net investment income	0.21 [3]	0.24	0.23	0.31	0.29
Net realized and unrealized gain (loss) on investments	0.71 [3]	1.17	1.90	(2.74)	0.34
Total from investment operations	0.92	1.41	2.13	(2.43)	0.63
Less Distributions to Shareholders from:
Net investment income	(0.22)	(0.24)	(0.24)	(0.30)	(0.31)
Net realized gain on investments	(0.48)	—	—	(0.01)	—
Total distributions to shareholders	(0.70)	(0.24)	(0.24)	(0.31)	(0.31)
Net Asset Value, End of Year	$13.82	$13.60	$12.43	$10.54	$13.28
Total Return[1]	6.77%	11.42%	20.44%	(18.51)%	4.87%
Ratio of net expenses to average net assets	0.99%	0.97%	0.98%	0.96%	0.98%
Ratio of net investment income to average net assets[1]	1.52%	1.81%	2.03%	2.58%	2.18%
Portfolio turnover	94%	97%	114%	99%	206%
Net assets at end of year (000’s omitted)	$8,885	$7,863	$7,164	$6,065	$7,754

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.45%	1.55%	1.51%	1.52%	1.53%
Ratio of net investment income to average net assets	1.06%	1.23%	1.50%	2.02%	1.63%

55

Managers High Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Class A	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$7.74	$7.35	$5.25	$8.23	$8.63
Income from Investment Operations:
Net investment income	0.56 [3]	0.61	0.60	0.64	0.59
Net realized and unrealized gain (loss) on investments	(0.22)[3]	0.39	2.10	(2.99)	(0.40)
Total from investment operations	0.34	1.00	2.70	(2.35)	0.19
Less Distributions to Shareholders from:
Net investment income	(0.57)	(0.61)	(0.60)	(0.63)	(0.59)
Net Asset Value, End of Year	$7.51	$7.74	$7.35	$5.25	$8.23
Total Return[1]	4.54%	14.20%	53.97%[5]	(30.02)%[5]	2.25%
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%[6]	1.15%
Ratio of net investment income to average net assets[1]	7.35%	8.06%	9.33%	8.57%[6]	6.92%
Portfolio turnover	48%	60%	56%	41%	51%
Net assets at end of year (000’s omitted)	$23,957	$21,729	$28,450	$17,105	$24,151

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.69%	1.78%	1.68%	1.70%	1.55%
Ratio of net investment income to average net assets	6.81%	7.43%	8.80%	8.01%	6.52%

	For the year ended December 31,
Class C	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$7.63	$7.24	$5.18	$8.12	$8.53
Income from Investment Operations:
Net investment income	0.50 [3]	0.54	0.54	0.57	0.53
Net realized and unrealized gain (loss) on investments	(0.22)[3]	0.39	2.06	(2.94)	(0.41)
Total from investment operations	0.28	0.93	2.60	(2.37)	0.12
Less Distributions to Shareholders from:
Net investment income	(0.51)	(0.54)	(0.54)	(0.57)	(0.53)
Net Asset Value, End of Year	$7.40	$7.63	$7.24	$5.18	$8.12
Total Return[1]	3.69%	13.42%	52.57%[5]	(30.54)%[5]	1.32%
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	1.90%[6]	1.90%
Ratio of net investment income to average net assets[1]	6.60%	7.29%	8.68%	7.91%[6]	6.18%
Portfolio turnover	48%	60%	56%	41%	51%
Net assets at end of year (000’s omitted)	$2,968	$4,053	$4,488	$3,516	$6,186

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.44%	2.53%	2.43%	2.46%	2.30%
Ratio of net investment income to average net assets	6.06%	6.66%	8.15%	7.36%	5.78%

56

Managers High Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$7.82	$7.42	$5.29	$8.29	$8.70
Income from Investment Operations:
Net investment income	0.59 [3]	0.63	0.64	0.64	0.64
Net realized and unrealized gain (loss) on investments	(0.22)[3]	0.40	2.11	(2.98)	(0.43)
Total from investment operations	0.37	1.03	2.75	(2.34)	0.21
Less Distributions to Shareholders from:
Net investment income	(0.60)	(0.63)	(0.62)	(0.66)	(0.62)
Net Asset Value, End of Year	$7.59	$7.82	$7.42	$5.29	$8.29
Total Return[1]	4.83%	14.58%	54.64%[5]	(29.80)%[5]	2.40%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%[6]	0.90%
Ratio of net investment income to average net assets[1]	7.60%	8.26%	9.68%	8.90%[6]	7.16%
Portfolio turnover	48%	60%	56%	41%	51%
Net assets at end of year (000’s omitted)	$5,247	$4,718	$3,658	$2,890	$3,423

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.44%	1.53%	1.42%	1.46%	1.30%
Ratio of net investment income to average net assets	7.06%	7.63%	9.16%	8.34%	6.77%

57

Managers Fixed Income Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Class A	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$11.00	$10.43	$8.93	$10.54	$10.55
Income from Investment Operations:
Net investment income	0.46 [3]	0.47	0.52	0.55	0.56
Net realized and unrealized gain (loss) on investments	0.03 [3]	0.56	1.49	(1.62)	0.01
Total from investment operations	0.49	1.03	2.01	(1.07)	0.57
Less Distributions to Shareholders from:
Net investment income	(0.51)	(0.46)	(0.49)	(0.54)	(0.58)
Net realized gain on investments	(0.17)	—	(0.02)	—	—
Total distributions to shareholders	(0.68)	(0.46)	(0.51)	(0.54)	(0.58)
Net Asset Value, End of Year	$10.81	$11.00	$10.43	$8.93	$10.54
Total Return[1]	4.53%	10.04%	23.14%	(10.45)%	5.53%
Ratio of net expenses to average net assets	0.84%	0.84%	0.84%	0.84%	0.82%
Ratio of net investment income to average net assets[1]	4.18%	4.13%	5.30%	5.72%	5.12%
Portfolio turnover	28%	23%	42%	16%	17%
Net assets at end of year (000’s omitted)	$35,647	$38,655	$40,625	$33,417	$24,122

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.05%	1.07%	1.08%	1.08%	1.12%
Ratio of net investment income to average net assets	3.97%	3.90%	5.06%	5.48%	4.84%

	For the year ended December 31,
Class B	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.91	$10.35	$8.86	$10.47	$10.48
Income from Investment Operations:
Net investment income	0.38 [3]	0.40	0.49	0.48	0.51
Net realized and unrealized gain (loss) on investments	0.03 [3]	0.54	1.43	(1.62)	(0.03)
Total from investment operations	0.41	0.94	1.92	(1.14)	0.48
Less Distributions to Shareholders from:
Net investment income	(0.42)	(0.38)	(0.41)	(0.47)	(0.49)
Net realized gain on investments	(0.17)	—	(0.02)	—	—
Total distributions to shareholders	(0.59)	(0.38)	(0.43)	(0.47)	(0.49)
Net Asset Value, End of Year	$10.73	$10.91	$10.35	$8.86	$10.47
Total Return[1]	3.83%[5]	9.16%[5]	22.22%	(11.13)%	4.74%
Ratio of net expenses to average net assets	1.59%	1.59%	1.59%	1.59%	1.55%
Ratio of net investment income to average net assets[1]	3.42%	3.40%	4.67%	4.90%	4.37%
Portfolio turnover	28%	23%	42%	16%	17%
Net assets at end of year (000’s omitted)	$3,233 [7]	$3,773	$4,055	$6,349	$9,029

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.80%	1.82%	1.83%	1.82%	1.85%
Ratio of net investment income to average net assets	3.21%	3.17%	4.43%	4.66%	4.05%

58

Managers Fixed Income Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Class C	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.98	$10.41	$8.92	$10.54	$10.55
Income from Investment Operations:
Net investment income	0.38 [3]	0.39	0.44	0.48	0.48
Net realized and unrealized gain (loss) on investments	0.02 [3]	0.56	1.49	(1.62)	0.01
Total from investment operations	0.40	0.95	1.93	(1.14)	0.49
Less Distributions to Shareholders from:
Net investment income	(0.42)	(0.38)	(0.42)	(0.48)	(0.50)
Net realized gain on investments	(0.17)	—	(0.02)	—	—
Total distributions to shareholders	(0.59)	(0.38)	(0.44)	(0.48)	(0.50)
Net Asset Value, End of Year	$10.79	$10.98	$10.41	$8.92	$10.54
Total Return[1]	3.73%	9.22%	22.13%	(11.11)%	4.75%
Ratio of net expenses to average net assets	1.59%	1.59%	1.59%	1.59%	1.56%
Ratio of net investment income to average net assets[1]	3.42%	3.39%	4.53%	4.96%	4.38%
Portfolio turnover	28%	23%	42%	16%	17%
Net assets at end of year (000’s omitted)	$33,615	$45,363	$57,658	$41,387	$32,154

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.80%	1.82%	1.83%	1.83%	1.86%
Ratio of net investment income to average net assets	3.21%	3.16%	4.29%	4.73%	4.08%

	For the year ended December 31,
Institutional Class	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$11.03	$10.46	$8.96	$10.59	$10.59
Income from Investment Operations:
Net investment income	0.49 [3]	0.49	0.55	0.58	0.59
Net realized and unrealized gain (loss) on investments	0.02 [3]	0.57	1.48	(1.63)	0.01
Total from investment operations	0.51	1.06	2.03	(1.05)	0.60
Less Distributions to Shareholders from:
Net investment income	(0.53)	(0.49)	(0.51)	(0.58)	(0.60)
Net realized gain on investments	(0.17)	—	(0.02)	—	—
Total distributions to shareholders	(0.70)	(0.49)	(0.53)	(0.58)	(0.60)
Net Asset Value, End of Year	$10.84	$11.03	$10.46	$8.96	$10.59
Total Return[1]	4.79%	10.29%	23.39%	(10.23)%	5.84%
Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.56%
Ratio of net investment income to average net assets[1]	4.41%	4.34%	5.55%	5.93%	5.37%
Portfolio turnover	28%	23%	42%	16%	17%
Net assets at end of year (000’s omitted)	$64,573	$61,748	$34,723	$28,561	$33,412

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.80%	0.82%	0.83%	0.83%	0.86%
Ratio of net investment income to average net assets	4.20%	4.11%	5.31%	5.69%	5.07%

59

Notes to Financial Highlights

The following should be read in conjunction with each of the Financial Highlights of the Funds presented on the previous pages.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	Rounds to less than $0.01, ($0.01) or 0.00%.
[5]	The total return is based on the Financial Statement Net Asset Values as shown.
[6]	Excludes interest expense for the year ended December 31, 2008 of 0.06%.
[7]	Effective at the close of business on June 30, 2011, shares are no longer available for purchase.

60

Notes to Financial Statements

December 31, 2011

1.	Summary of Significant Accounting Policies

Managers Trust II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are Managers AMG Chicago Equity Partners Mid-Cap Fund (“Mid-Cap”), Managers AMG Chicago Equity Partners Balanced Fund (“Balanced”), Managers High Yield Fund (“High Yield”) and Managers Fixed Income Fund (“Fixed Income”), each a “Fund” and collectively the “Funds.”

Effective May 1, 2011, Class B shares of the Mid-Cap, Balanced, and High Yield Funds closed to all investors and stopped accepting purchases, including purchase by exchange, except for purchases made by automatic reinvestment of dividends and capital gains pursuant to each Fund’s automatic reinvestment plan. On June 30, 2011 at the close of business, all outstanding Class B shares of the Mid-Cap, Balanced, and High Yield Funds were automatically converted to a number of full and/or fractional Class A shares equal in value to the shareholder’s Class B shares of each respective Fund.

Effective June 30, 2011, Class B shares of Fixed Income was closed to all new investors and will no longer be available for purchase by existing shareholders, including purchase by exchange, except for purchases made by automatic reinvestment of dividends and capital gains pursuant to the Fund’s automatic reinvestment plan. Shareholders who redeem Class B shares of the Fund will continue to be subject to the deferred sales charges described in the Prospectus.

Mid-Cap, Balanced, High Yield and Fixed Income each offer three classes of shares: Class A, Class C and Institutional Class. Sales of Class A shares may be subject to a front-end sales charge. Redemptions of Class A and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at time of sale, whichever is less). Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”). Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. Each Fund may use the fair value of a portfolio investment to calculate its Net Asset Value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) a investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. In accordance with procedures approved by the Board, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value

61

Notes to Financial Statements (continued)

investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the year ended December 31, 2011, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Mid-Cap -$25,098 or 0.06%, and Balanced - $1,908 or 0.01%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2011, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the year ended December 31, 2011, overdraft fees for Mid-Cap, Balanced, High Yield and Fixed Income equaled $80, $0, $65 and $26, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2011, the transfer agent expense for Mid-Cap, Balanced, High Yield and Fixed Income was reduced by $51, $25, $37 and $173, respectively.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Money Market Fund – Capital Shares. For the year ended December 31, 2011, the management fee was not reduced for any of the Funds.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

62

Notes to Financial Statements (continued)

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually for Mid-Cap, monthly for Fixed Income and High Yield, and quarterly for Balanced. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Mid-Cap		Balanced		High Yield		Fixed Income
	2011	2010	2011	2010	2011	2010	2011	2010
Distributions paid from:
Ordinary income	$175,133	$230,138	$909,874	$272,829	$2,317,974	$2,554,625	$6,173,492	$5,902,162
Short-term capital gains	—	—	—	—	—	—	—	—
Long-term capital gains	—	—	359,686	—	—	—	2,186,740	—
Return of capital

Totals	$175,133	$230,138	$1,269,560	$272,829	$2,317,974	$2,554,625	$8,360,232	$5,902,162

As of December 31, 2011, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Mid-Cap	Balanced	High Yield	Fixed Income
Capital loss carryforward	$5,731,380	—	$3,542,420	—
Undistributed ordinary income	40,422	—	2,067	—
Undistributed short-term capital gains	—	—	—	—
Undistributed long-term capital gains	—	$220,582	—	—
Post-October loss deferral	692,085	105,002	207,255	$9,271

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2008-2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

New Tax Law: Regulated Investment Company Modernization Act:

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RIC”). Some highlights of the enacted provisions are as follows:

New post-enactment capital losses may now be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act repealed the 60-day designation requirement for certain types of pass-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31, or December 31, reducing the circumstances under which a RIC might be required to

63

Notes to Financial Statements (continued)

send shareholders amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The Funds’ first taxable year subject to the Act will be the current year ended December 31. 2011.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2011, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amount
Mid-Cap	Short-Term	Long-Term	Expires December 31,
(Pre-Enactment)	$5,731,380		2017

High Yield
(Pre-Enactment)	$3,542,420		2017

For the year ended December 31, 2011, the following Funds uti- lized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
	Short-Term	Long-Term
Mid-Cap	$5,164,830	—
Balanced	934,426	—
High Yield	861,054	—
Fixed Income	1,069,686	—

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the years ended December 31, 2011 and December 31, 2010, the capital stock transactions by class for Mid-Cap, Balanced, High Yield, and Fixed Income were:

	Mid-Cap				Balanced
	2011		2010		2011		2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sale of shares	263,383	$3,920,400	152,527	$1,817,076	909,939	$12,576,072	153,940	$1,989,622
Reinvestment of distributions	1,042	14,584	1,201	16,634	20,194	277,613	4,484	57,927
Cost of shares repurchased	(146,524)	(2,063,396)	(171,982)	(2,035,553)	(215,408)	(2,998,631)	(156,920)	(1,998,654)

Net Increase (Decrease)	117,901	$1,871,588	(18,254)	($201,843)	714,725	$9,855,054	1,504	$48,895

Class B:
Proceeds from sale of shares	1,377	$20,000	84	$935	25,358	$346,964	9,548	$123,057
Reinvestment of distributions	—	—	—	—	141	1,906	235	3,014
Cost of shares repurchased	(21,727)	(311,090)	(41,048)	(441,806)	(67,705)	(955,063)	(47,933)	(597,986)

Net Decrease	(20,350)[1]	($291,090)[1]	(40,964)	($440,871)	(42,206)[1]	($606,193)[1]	(38,150)	($471,915)

Class C:
Proceeds from sale of shares	24,002	$320,120	6,516	$72,671	98,793	$1,350,143	27,751	$355,635
Reinvestment of distributions	—	—	—	—	2,507	34,234	585	7,541
Cost of shares repurchased	(73,236)	(971,463)	(133,269)	(1,439,004)	(124,616)	(1,733,656)	(68,533)	(871,532)

Net Decrease	(49,234)	($651,343)	(126,753)	($1,366,333)	(23,316)	($349,279)	(40,197)	($508,356)

Institutional Class:
Proceeds from sale of shares	162,427	$2,430,500	149,279	$1,869,055	139,385	$1,977,630	73,672	$945,883
Reinvestment of distributions	9,995	147,020	13,403	195,143	30,148	418,221	10,429	135,661
Cost of shares repurchased	(283,032)	(4,309,909)	(301,849)	(3,698,904)	(104,613)	(1,467,122)	(82,243)	(1,050,298)

Net Increase (Decrease)	(110,610)	($1,732,389)	(139,167)	($1,634,706)	64,920	$928,729	1,858	$31,246

[1]	Effective at the close of business on June 30, 2011, all B shares converted to A shares

64

Notes to Financial Statements (continued)

	High Yield				Fixed Income
	2011		2010		2011		2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sale of shares	1,215,827	$9,320,334	561,569	$4,207,687	1,204,327	$13,370,619	1,650,400	$17,834,800
Reinvestment of distributions	180,827	1,378,945	197,078	1,473,915	122,816	1,344,883	104,383	1,132,260
Cost of shares repurchased	(1,015,358)	(7,730,623)	(1,823,180)	(13,579,835)	(1,543,478)	(17,095,985)	(2,136,300)	(23,308,029)

Net Increase (Decrease)	381,296	$2,968,656	(1,064,533)	($7,898,233)	(216,335)	($2,380,483)	(381,517)	($4,340,969)

Class B:
Proceeds from sale of shares	357	$2,756	12,741	$93,537	14,740	$161,405	75,696	$826,667
Reinvestment of distributions	1,556	12,016	4,785	35,193	8,809	95,746	6,279	67,622
Cost of shares repurchased	(92,823)	(711,810)	(107,537)	(782,312)	(67,872)	(747,832)	(128,184)	(1,363,867)

Net Decrease	(90,910)[1]	($697,038)[1]	(90,011)	($653,582)	(44,323)[2]	($490,681)[2]	(46,209)	($469,578)

Class C:
Proceeds from sale of shares	44,565	$335,390	54,946	$409,922	335,178	$3,710,019	399,093	$4,329,562
Reinvestment of distributions	18,025	136,020	23,277	171,625	111,887	1,222,852	98,849	1,070,100
Cost of shares repurchased	(193,035)	(1,455,549)	(166,548)	(1,234,905)	(1,463,649)	(16,217,517)	(1,905,917)	(20,659,178)

Net Decrease	(130,445)	($984,139)	(88,325)	($653,358)	(1,016,584)	($11,284,646)	(1,407,975)	($15,259,516)

Institutional Class:
Proceeds from sale of shares	180,762	$1,398,738	189,264	$1,436,884	3,098,532	$34,501,136	2,862,678	$31,466,580
Reinvestment of distributions	47,020	362,678	41,664	315,109	262,525	2,886,361	156,575	1,706,688
Cost of shares repurchased	(139,737)	(1,078,079)	(120,296)	(911,419)	(3,002,243)	(33,274,625)	(742,062)	(8,163,869)

Net Increase	88,045	$683,337	110,632	$840,574	358,814	$4,112,872	2,277,191	$25,009,399

[1]	Effective at the close of business on June 30, 2011, all B shares converted to A shares.
[2]	Effective at the close of business on June 30, 2011, shares are no longer available for purchase.

At December 31, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Mid-Cap – two collectively own 81%; Balanced – two collectively own 70%; High Yield –three collectively own 45%; Fixed Income – four collectively own 53%. Transactions by these shareholders may have a material impact on the Funds.

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

i.	Foreign Securities

The Funds invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%.

The Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

2.	Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment programs and results. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2011, the annual investment management fee rates, as a percentage of average daily net assets, were as follows:

65

Notes to Financial Statements (continued)

Investment Management Fee
Mid-Cap	0.70%
Balanced	0.70%
High Yield	0.70%
Fixed Income	0.45%

The Investment Manager has contractually agreed, through at least May 1, 2012, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary items) to the following percentages of the following Funds’ average daily net assets:

	Mid-Cap	Balanced	High Yield	Fixed Income
Class A	1.24%	1.25%	1.15%	0.84%
Class B	n/a	n/a	n/a	1.59%
Class C	1.99%	2.00%	1.90%	1.59%
Institutional Class	0.99%	1.00%	0.90%	0.59%

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2011, each Fund’s components of reimbursement available are detailed in the following chart:

	Mid-Cap	Balanced	High Yield	Fixed Income
Reimbursement Available - 12/31/10	$280,393	$298,953	$541,616	$918,466
Additional Reimbursements	84,837	94,572	170,087	291,775
Repayments	—	—	—	—
Expired Reimbursements	(104,180)	(93,206)	(170,606)	(269,099)
Reimbursement Available - 12/31/11	$261,050	$300,319	$541,097	$941,142

The Funds have entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. The Funds pay a fee to the Administrator at the rate of 0.20% per annum of each Fund’s average daily net assets for this service.

Effective January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the

Board was $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year. The Trustees’ fees and expenses are allocated among all of the funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class A, Class B and Class C shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class A shares and 1.00% annually of the Fund’s average daily net assets attributable to Class B and Class C shares, respectively.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

The following summarizes the total fees incurred under the Plan for Class A, Class B and Class C shares for the year ended December 31, 2011:

Amount
Mid-Cap	$52,699
Balanced	53,277
High Yield	94,933
Fixed Income	498,739

66

Notes to Financial Statements (continued)

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2011, the Fixed Income Fund lent $4,766,224, for 4 days to other Funds receiving interest of $543. The interest amount is included in the Statement of Operations as interest income. For the same period, the Fixed Income Fund borrowed $824,000, for 2 days paying interest of $26 to other Managers Funds. The interest amount is included in the Statement of Operations as miscellaneous expense.

3.Purchases	and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2011, were as follows:

	Long-Term Securities excluding U.S. Government Obligations)		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Mid-Cap	$53,201,370	$53,886,998	n/a	n.a
Balanced	16,858,751	10,908,889	$12,060,836	$9,106,264
High Yield	15,343,971	14,501,355	n/a	n/a
Fixed Income	34,058,047	34,122,457	4,238,933	18,512,213

4.Portfolio	Securities Loaned

The Funds participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of each applicable Fund, entered into an agreement with BNYM and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in ICRF, pursuant to which (i) BNYMC would support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) and held by Series B of the ICRF, and (ii) once certain conditions were met, BNYMC would purchase the defaulted securities from the Fund. On October 17, 2011, after certifying that each Fund had met all necessary conditions, BNYMC purchased the Lehman Securities from each Fund at a predetermined price, which represented a premium over the fair market value of the Lehman Securities at that date.

5.Commitments	and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds have not had prior claims or losses and expect the risks of loss to be remote.

6.Risks	Associated with High Yield Securities (High Yield)

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7.New	Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

67

Notes to Financial Statements (continued)

8.	Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

The percentage of Qualified Dividend Income (“QDI”) and the Dividends Received Deduction (“DRD”) for distributions paid is as follows:

	2011	2010
Mid-Cap
Ordinary Income - QDI	100.00%	100.00%
Ordinary Income - DRD	100.00%	100.00%
Balanced
Ordinary Income - QDI	74.16%	66.71%
Ordinary Income - DRD	79.14%	72.15%
High Yield
Ordinary Income - QDI	—	—
Ordinary Income - DRD	—	—
Fixed Income
Ordinary Income - QDI	—	—
Ordinary Income - DRD	—	—

Pursuant to section 852 of the Internal Revenue Code, Mid-Cap, Balanced, High Yield and Fixed Income hereby designate $0, $359,686, $0 and $2,174,241, respectively, as a capital gain distri- bution with respect to the taxable year ended December 31, 2011, or if subsequently determined to be different, the net capital gains of such year.

68

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Trust II and the Shareholders of Managers AMG Chicago Equity Partners Mid-Cap Fund, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund and Managers Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG Chicago Equity Partners Mid-Cap Fund, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund, and Managers Fixed Income Fund (constituting Managers Trust II, hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2012

69

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Adminis- tration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010);Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).
* The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)
Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present; Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins,2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Vice President, The Managers Funds LLC, (1994-2004)
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010)
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007)

70

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200 Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn,	NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investments Servicing (US) Inc.*

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

*	formerly PNC Global Investment Servicing (U.S.) Inc.

IMPORTANT NOTICE OF REVISIONS TO MANAGERS HIGH YIELD FUND’S

REDEMPTION AND EXCHANGE FEE POLICY

Effective on May 1, 2012, the Fund’s Redemption and Exchange policy will be modified. The modified policy is provided below.

The Fund will deduct a redemption/exchange fee of 2.00% (the “Redemption/Exchange Fee”) from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the purpose of determining whether a redemption is subject to the Redemption/Exchange Fee, redemptions of shares of the Fund are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption/Exchange Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption/Exchange Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), (3) of shares purchased through certain asset allocation programs, as determined by the Investment Manager, (4) of shares where the application of the Redemption/Exchange Fee would cause the Fund, or an asset allocation program of which the Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder, or (5) of shares of a Fund after the announcement or other initial public disclosure by such Fund of the liquidation of such Fund or of the merger or reorganization of such Fund into another Fund. Short-term trades not subject to a Redemption/Exchange Fee as a result of these exceptions may result in additional costs to the Fund that would have been otherwise recouped, in whole or in part, if a Redemption/Exchange Fee were applied. The Redemption/ Exchange Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, or bank or trust company if the financial intermediary has indicated that it will administer the Redemption/Exchange Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption/Exchange Fee applies to you and any restrictions on your trading activity. The Fund reserves the right to modify the terms of, or terminate, the Redemption/Exchange Fee at any time upon 60 days’ advance notice to shareholders.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSES SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. \EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

ANNUAL REPORT

Managers Funds

December 31, 2011

Managers Short Duration Government Fund

Managers Intermediate Duration Government Fund

Managers
INVESTMENT GROUP

AR070-1211

Managers Funds

Annual Report — December 31, 2011

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND'S EXPENSES	3

INVESTMENT MANAGER'S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Short Duration Government Fund	4

Managers Intermediate Duration Government Fund	16

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	25

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	28
Fund balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	29
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	30
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	31
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	33
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41

TRUSTEES AND OFFICERS	42

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”), is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefit from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

Although U.S. equity markets generally ended the year flat or modestly negative, investors in those markets certainly experienced high levels of volatility along the way. After markets shook off macroeconomic events in the first half of the year such as the Arab Spring and the devastating consequences of the Japanese tsunami, markets were not nearly as resilient in the summer months as the political stalemate in Washington involving the U.S. debt ceiling, the S&P downgrade of U.S. sovereign credit rating, and the fear of European sovereign debt contagion shook equity markets. The end of September and into the fourth quarter, however, featured almost a complete reversal of the “risk off” trade from the summer months with markets responding positively both to the coordinated efforts of European policymakers to head off issues surrounding their collective sovereign debt crisis as well as to generally positive earnings reports at the company level in the U.S. Meanwhile fixed income markets generally rose for the year amid the turbulence as the uncertainty boosted fixed income returns. After a solid start to the first half of the year, the summer months were highlighted by bond gains as a sharp decline in treasury yields amid a flight to safety boosted demand for treasuries. This reversed in October as risk aversion began to ease across global markets amid optimism that the European debt crisis could be contained. As a result, U.S. treasury yields rose during October and riskier areas of the fixed income market, such as high yield and credit, outperformed. This reversed again during November, before markets normalized during December. Overall, fixed income securities generated decent absolute returns, but it was a volatile year with multiple shifts in market leadership.

Against this backdrop, the Managers Short Duration Government Fund and the Managers Intermediate Duration Government Fund (each a “Fund” and collectively the “Funds”), generated the following returns as detailed below:

Periods Ended 12/31/11	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers Short Duration Government Fund	0.11%	0.80%	2.94%	2.50%	2.85%	4.14%	3/31/1992
BofA Merrill Lynch Six-Month U.S. Treasury Bill Index	0.11%	0.27%	0.40%	2.06%	2.29%	3.67%	3/31/1992
Managers Intermediate Duration Government Fund	2.76%	5.88%	8.49%	6.49%	5.47%	6.54%	3/31/1992
Citigroup Mortgage Index	3.31%	6.38%	5.87%	6.62%	5.76%	6.57%	3/31/1992

1

Letter to Shareholders (continued)

For the year ended December 31, 2011, the Managers Short Duration Government Fund returned 0.80%, outperforming its benchmark, the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index, which returned 0.27%. Most of the Fund’s outperformance for 2011 was attributable to its agency MBS exposure. Minor exposures within the Fund to both mortgage derivatives and TIPs were beneficial to performance as well.

For the year ended December 31, 2011, the Managers Intermediate Duration Government Fund returned 5.88% compared to 6.38% for its benchmark, the Citigroup Mortgage Index. For the year, holdings of non-agency FRMs and ARMs underperformed within the Fund, while positions within agency MBS and CMBS were positive contributors to performance.

The following report covers the one-year period ended December 31, 2011. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit our web site for information on other MIG product offerings. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

Keitha Kinne

Managing Partner

Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to high-light your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2011	Expense Ratio for the Period	Beginning Account Value 07/01/2011	Ending Account Value 12/31/2011	Expenses Paid During the Period*
Managers Short Duration Government Fund
Based on Actual Fund Return	0.82%	$1,000	$1,001	$4.14
Based on Hypothetical 5% Annual Return	0.82%	$1,000	$1,021	$4.18
Managers Intermediate Duration Government Fund
Based on Actual Fund Return	0.89%	$1,000	$1,028	$4.55
Based on Hypothetical 5% Annual Return	0.89%	$1,000	$1,021	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers Short Duration Government Fund

Investment Manager’s Comments

The Managers Short Duration Government Fund (“the Fund”) seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value.

The Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued by the U.S. government or its agencies and instrumentalities and synthetic instruments or derivatives having economic characteristics similar to such debt securities.

The Fund typically employs hedging techniques using instruments such as interest rate futures, options, floors, caps, and swaps, designed to reduce the interest-rate risk of their fixed-income securities. The Fund’s benchmark is the BofA Merrill Lynch Six-Month

U.S. Treasury Bill Index.

The Portfolio Manager

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Fund. Smith Breeden, located at 280 South Mangum Street, Suite 301, Durham, NC, was founded in 1982. Smith Breeden is an investment management firm for a client base including corporate and public pension plans, central and supranational banks, endowments and foundations, private banks and financial institutions, insurance companies, and other institutional investors. Specializing in fixed income portfolios, the firm offers separate accounts, commingled funds, and serves as a subadvisor to ‘40 Act funds. As of December 31, 2011, Smith Breeden managed assets of approximately $6.2 billion.

Smith Breeden believes that innovative research provides critical insights into the fixed income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve their clients’ objectives. The key tenets of this market-tested investment philosophy are:

Over a market cycle, a portfolio of fixed income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

The incremental return available from security selection and sector allocation, based on careful relative value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates or other macro-factor trading strategies.

Within the investment-grade fixed income market, the spread sectors, e.g., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS), will tend to outperform Treasury securities over a market cycle. The corporate, mortgage, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Smith Breeden specializes in analyzing and investing in mortgage securities. Through careful analysis and comparison of the characteristics of these securities,

such as type of issuer, coupon, maturity, geographic structure, and prepayment rates, the portfolio manager seeks to structure a portfolio with similar risk characteristics to six-month U.S. Treasury securities and slightly higher returns. Because there is less certainty about the timing of principal payments to individual mortgage securities than for U.S. Treasury securities, they tend to carry a slightly higher yield. A properly structured portfolio of mortgage securities, however, can have a highly predictable cash flow while maintaining a yield advantage over treasuries. Although the port-folio management team often purchases securities with maturities longer than six months, it does not attempt to increase returns by actively positioning the interest rate sensitivity of the Portfolio. Instead, the team typically manages the weighted average duration of the Portfolio so that it remains close to the Index.

The ideal investment exhibits many of the following traits:

•	Yield advantage over treasuries

•	Very high quality (Government or AAA)

•	Attractive value relative to other MBS opportunities

The Portfolio:

•	Seeks to optimize return per unit of risk

•	Maintains minimal exposure to credit risk and interest rate risk

•	Consists of high-quality MBS, CMBS, and ABS securities

•	Will tend to have an interest-rate sensitivity similar to a six-month Treasury bill

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	They deem it necessary to reallocate the Portfolio

•	They need to maintain the Portfolio’s target duration

The Year in Review

During the year ended December 31, 2011, the Fund returned 0.80%, while the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index returned 0.27%.

Recent years have been marked by historic market moves, a credit and liquidity crisis, massive deleveraging, and unprecedented government intervention. Investment decisions are being driven more by new policies and macro developments, rather than by relative value. As a result, risk aversion and uncertainty about economic outcomes drove capital into safe havens and investors into higher quality spread product. Overall, 2011 exhibited slow economic growth and periodic bouts of volatility as the markets gradually continued to heal.

Agency fixed-rate MBS started the year off in a strong manner, supported by a steep yield curve and solid demand from banks and REITs, which accounted for approximately $40 billion in MBS demand in the first quarter alone. While the year began with higher rates, it ended the quarter with only marginally higher rates following a mid-March drop on the news of the natural disaster in Japan. Prepayment levels remain contained on weakness in housing and employment reports. While senior CMBS continued its tightening trend from 2010, investors continued to show risk appetite for high-quality paper with low credit risk. Overall, CMBS spreads tightened on the quarter, despite retrenching somewhat on the tsunami and earthquake news.

4

Managers Short Duration Government Fund

Investment Manager’s Comments (continued)

While the second quarter marked another strong quarter for the Fund, the markets were tempered by more pessimistic prospects for a U.S. recovery, a resurgence of credit concerns in Europe, and political uprisings in the Middle East and North Africa. Overall MBS performance was mixed, but the asset class held its own relative to more credit-sensitive spread products. Strong technicals abetted 15-year MBS and GNMA MBS on continued demand from banks and REITs, and higher coupon 30-year conventional MBS benefitted from a slower prepay environment. However, lower coupon 15-year conventional struggled under increased production and lack of investor interest. During the quarter, risk aversion seemed to settle in as CMBS spreads widened, primarily affecting the tranches with less credit support. While the sector overall underperformed duration-matched swaps, the Fund’s higher-quality holdings still added to performance on the quarter.

Macro concerns in the third quarter kept risk appetite at bay, and weighed on spread products in general. This quarter mirrored that of the third quarter in 2010 with lower treasury yields and mortgage rates as fears of a double dip recession resurfaced. The MBS sector supplied interesting developments throughout the quarter. The concept of a par coupon in MBS became somewhat of a misnomer, as production coupons finished September trading above par with the FNMA 5% approaching $105. In a move unanticipated by the markets, the Fed announced it would resume purchases of agency MBS with funds from principal repayments on its existing portfolio. Reaction was mixed, with the lower coupon 30-year MBS benefitting the most, given expected future purchases. REIT demand subsided, as investors in general became more concerned over policy risk. CMBS continued to weaken versus treasuries; however, our higher-quality holdings in shorter-dated paper slightly boosted returns for the Fund.

Fourth-quarter macro news tended to influence the markets which vacillated between “risk on” and “risk off” postures. While Europe sovereign debt matters continued to dominate headlines, investors also noted news items surrounding government-sponsored refinancing. Although the news was largely discounted by the market, it provides another example of the impact of policy changes and government intervention in the MBS market. The Fund finished the year strong as rates were modestly lower, and risk appetite for higher-quality paper, particularly in securitized sectors such as CMBS, started to return somewhat towards year-end.

Most of the Fund’s outperformance for 2011 was attributed to agency MBS exposure. Agency adjustable-rate (ARMs), fixed-rate mortgages (FRMs), and collateralized mortgage obligations (CMOs) were beneficiaries of lower realized volatility, hedging costs, and mortgage rates. A benign prepayment environment also helped the Fund’s very small exposure (2.6%) to mortgage derivatives on the margin. CMBS also outperformed as risk appetite continues to be strong for the asset class, especially as the commercial real estate market firms up. Supply in CMBS is very light, and market technicals continue to be supportive of tighter spreads.

The Fund’s Treasury Inflation-Protected Securities (TIPS) expo-sure helped performance for the year given the Federal Reserve remained in its accommodative posture, while inflation concerns persisted and real yields remain depressed. The Portfolio remains positioned largely in the highest quality securities. At year-end, the Fund held no leverage.

Derivatives such as financial futures, options, and mortgage derivatives are used for portfolio duration and convexity risk management. Although we prefer to have the flexibility to use the largest array of instruments possible, derivatives are not crucial to our ability to add value.

Looking Forward

On December 31, 2011, portfolio duration was shorter than that of the six-month U.S. Treasury bill by 0.2 years due to the current low absolute level of rates. In 2011, CMO (agency and non-agency) and 15-year FRM were reduced by approximately 17% and 5%, respectively, on a market value basis within the Portfolio. The largest securitized sector increase was in agency ARMs, which moved from 24% of capital to 41%. Cash and equivalents also increased from 2% of the Portfolio at year-end 2010 to 8% of capital at year-end 2011. The allocation to CMBS and consumer ABS ended the year at relatively the same level where they started—at 9% and 1%, respectively. The Fund maintained a small allocation (1%) of TIPS.

Smith Breeden believes that the agency MBS market is starting off 2012 with fairly attractive spreads and good fundamentals. We do not anticipate that expected supply changes in the sector will pressure spreads, and we expect non-U.S. investors, banks, and possibly a return of REITs to continue as bulk buyers of the paper. We believe the prepay environment should be positive for MBS investors but government action may influence certain homeowner segments. As a result, we will monitor potential policy changes and their effect on MBS, and adjust our holdings as needed. We expect spread volatility in agency MBS will remain somewhat elevated, providing a good environment for active management and security selection opportunities.

This commentary reflects the viewpoints of Smith Breeden Associates, Inc., as of January 23, 2012.

Cumulative Total Return Performance

Managers Short Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 31, 2001 to a $10,000 investment made in the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index for the same time period. Figures include reinvestment of capital gains and

5

Managers Short Duration Government Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Short Duration Government Fund and the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index from December 31, 2001 through December 31, 2011.

Average Annual Total Returns[1]	1 Year	5 Years	10 Years
Managers Short Duration Government Fund [2,3,4,5]	0.80%	2.50%	2.85%
BofA Merrill Lynch Six-Month U.S. Treasury Bill Index[6]	0.27%	2.06%	2.29%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars ($).

[2]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.
[4]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

[5]         Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[6]         The BofA Merrill Lynch Six-Month U.S.Treasury Bill Index is an unmanaged index that measures returns of six-month Treasury Bills. The BofA Merrill Lynch Six-Month U.S.Treasury Bill Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers Short Duration Government Fund

Fund Snapshots

December 31, 2011

Portfolio Breakdown

Portfolio Breakdown	Managers Short Duration Government Fund**
U.S. Government and Agency Obligations	81.8%
Mortgage-Backed Securities	9.4%
Asset-Backed Securities	0.2%
Other Assets and Liabilities	8.6%

**	As a percentage of net assets

Top Ten Holdings

Security Name	% of Net Assets
FHLMC, 0.076%, 10/01/12	2.5%
FNMA, 1.922%, 02/01/35*	2.0
FNMA, 2.521%, 11/01/34*	2.0
FNMA, 6.000%, 11/01/22	2.0
FNMA, 5.500%, 06/01/20	1.9
FNMA, 0.033%, 05/02/12	1.9
FNMA, 2.561%, 01/01/36	1.7
FNMA, 2.360%, 12/01/34	1.7
FNMA, 2.381%, 10/01/33*	1.5
FHLMC, 2.500%, 03/01/34	1.4

Top Ten as a Group	18.6%

*	Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Managers Short Duration Government Fund

Schedule of Portfolio Investments

December 31, 2011

Security Description	Principal Amount	Value

U.S. Government and Agency Obligations - 81.8%[8]
Federal Home Loan Mortgage Corporation - 26.4%
FHLMC, 2.125%, 11/01/33, (11/01/12)[3]	$1,463,610	$1,509,594
FHLMC, 2.125%, 09/01/35, (09/01/12)[3,7]	2,663,753	2,772,628
FHLMC, 2.286%, 10/01/28, (08/01/12)[3]	101,994	107,482
FHLMC, 2.347%, 10/01/33, (10/01/12)[3,7]	2,125,619	2,251,051
FHLMC, 2.350%, 10/01/33, (10/01/12)[3,7]	3,462,980	3,675,279
FHLMC, 2.351%, 11/01/33, (11/01/12)[3]	1,923,304	2,041,813
FHLMC, 2.356%, 12/01/33, (11/01/12)[3]	2,849,751	3,000,000
FHLMC, 2.401%, 12/01/32, (10/01/12)[3]	870,987	916,104
FHLMC, 2.404%, 05/01/34, (09/01/12)[3]	3,487,563	3,680,857
FHLMC, 2.470%, 12/01/35, (06/01/12)[3]	660,404	694,981
FHLMC, 2.482%, 07/01/34, (06/01/12)[3,7]	495,756	522,876
FHLMC, 2.500%, 03/01/34, (04/01/12)[3,7]	5,182,601	5,481,636
FHLMC, 2.500%, 04/01/34, (05/01/12)[3]	1,403,478	1,479,048
FHLMC, 2.503%, 05/01/33, (05/01/12)[3]	1,590,725	1,674,019
FHLMC, 2.571%, 09/01/33, (06/01/12)[3,7]	3,057,935	3,239,077
FHLMC, 2.606%, 02/01/23, (06/01/12)[3]	821,446	868,367
FHLMC, 2.712%, 06/01/35, (06/01/12)[3,7]	1,219,731	1,292,511
FHLMC, 4.000%, TBA	4,800,000	5,037,000
FHLMC, 4.500%, 07/01/18[7]	2,044,118	2,179,823
FHLMC, 4.500%, 09/15/18 to 02/15/19	619,282	637,809
FHLMC, 5.000%, 09/01/17 to 06/01/19	1,305,282	1,406,755
FHLMC, 5.000%, 05/01/18[7]	580,582	630,892
FHLMC, 5.000%, 10/01/18[7]	3,814,681	4,108,286
FHLMC, 5.000%, 11/01/20[7]	927,290	999,530
FHLMC, 5.454%, 02/01/37, (03/01/12)[3,7]	1,338,202	1,410,971
FHLMC, 5.500%, 08/01/17 to 11/01/19	3,299,149	3,565,666
FHLMC, 5.500%, 08/01/18[7]	1,002,307	1,086,969
FHLMC, 5.500%, 12/01/18[7]	4,000,628	4,338,548
FHLMC, 5.500%, 11/01/19[7]	2,908,276	3,159,382
FHLMC, 5.500%, 06/01/20[7]	3,767,078	4,080,562
FHLMC, 6.000%, 03/01/18[7]	216,825	235,552
FHLMC, 6.000%, 02/01/19 to 03/01/20	1,727,447	1,875,650
FHLMC, 6.500%, 03/01/18[7]	837,530	920,213
FHLMC Gold Pool, 0.528%, 06/15/35, (01/15/12) [3,7]	712,594	712,512
FHLMC Gold Pool, 5.000%, 05/01/18[7]	519,851	564,899
FHLMC Gold Pool, 5.000%, 01/01/19[7]	774,746	841,881
FHLMC Gold Pool, 5.000%, 04/01/19 to 08/01/19	521,376	564,732
FHLMC Gold Pool, 5.500%, 11/01/17[7]	280,924	304,652
FHLMC Gold Pool, 5.500%, 12/01/17 to 09/01/19	542,248	591,836

The accompanying notes are an integral part of these financial statements. 8

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value

Federal Home Loan Mortgage Corporation - 26.4% (continued)
FHLMC Gold Pool, 5.500%, 01/01/20[7]	$2,653,259	$2,898,100
FHLMC Gold Pool, 7.000%, 06/01/17[7]	1,095,243	1,166,247
FHLMC Gold Pool, 7.500%, 04/01/15 to 03/01/33	831,357	970,798
FHLMC REMICS, Series 2885, Class DE, 4.500%, 12/15/17	86,428	87,525
FHLMC Structured Pass Through Securities, Series T-51, Class 2A, 7.500%, 08/25/42[4]	169,334	199,238
FHLMC, Series 2628, Class GQ, 3.140%, 11/15/17	645,192	657,589
FHLMC, Series 2692, Class AB, 4.000%, 05/15/16	160,672	160,783
FHLMC, Series 2677, Class BA, 4.000%, 09/15/16	178,984	179,337
FHLMC, Series 2696, Class MD, 4.000%, 11/15/16	100,962	101,161
FHLMC, Series 2843, Class BH, 4.000%, 01/15/18	1,327,745	1,343,251
FHLMC, Series 2561, Class BH, 4.500%, 05/15/17	303,569	305,392
FHLMC, Series 2718, Class MD, 4.500%, 06/15/17	118,847	121,034
FHLMC, Series 2764, Class OD, 4.500%, 10/15/17	595,766	608,202
FHLMC, Series 2664, Class GA, 4.500%, 01/15/18	2,493	2,492
FHLMC, Series 3294, Class DA, 4.500%, 12/15/20	699,856	719,049
FHLMC, Series 2702, Class AC, 4.500%, 07/15/28	957,796	960,816
FHLMC, Series 2695, Class BO, 4.500%, 08/15/28	129,790	130,730
FHLMC, Series 2700, Class PE, 4.500%, 01/15/29	429,684	433,862
FHLMC, Series 2554, Class HA, 4.500%, 04/15/32	2,482,825	2,580,377
FHLMC, Series 2935, Class LM, 4.500%, 02/15/35	3,331,394	3,504,211
FHLMC, Series 2939, Class DE, 4.750%, 04/15/25	66,838	66,819
FHLMC, Series 2877, Class MV, 4.750%, 12/15/28	95,674	95,647
FHLMC, Series 3266, Class C, 5.000%, 02/15/20	392,078	401,936
FHLMC, Series 2827, Class TC, 5.000%, 10/15/28	1,280	1,279
FHLMC, Series 2764, Class TD, 5.000%, 02/15/29	1,967,422	1,974,665
FHLMC, Series 2772, Class YE, 5.000%, 05/15/29	1,427,085	1,438,906
FHLMC, Series 2877, Class HA, 5.000%, 03/15/32	3,073,357	3,128,336
FHLMC, Series 2558, Class UE, 5.500%, 05/15/22	396,235	406,266
FHLMC, Series 2621, Class PG, 5.500%, 12/15/31	4,107,434	4,258,847
FHLMC, Series 2429, Class HB, 6.500%, 12/15/23	422,147	478,255
Total Federal Home Loan Mortgage Corporation		103,842,593
Federal National Mortgage Association - 49.0%
FNMA, 0.614%, 11/25/30, (06/25/12)[3,7]	1,698,623	1,695,640
FNMA, 0.694%, 03/25/35, (01/25/12)[3,7]	1,822,779	1,808,585
FNMA, 1.921%, 03/01/36, (02/01/12)[3]	1,152,932	1,206,064
FNMA, 1.922%, 02/01/35, (02/01/12)[3]	7,666,721	8,028,373
FNMA, 1.925%, 02/01/33, (03/01/12)[3]	2,267,421	2,371,046
FNMA, 1.933%, 01/01/35, (04/01/12)[3]	1,463,196	1,540,180
FNMA, 1.935%, 08/01/33, (02/01/12)[3]	891,148	929,691
FNMA, 1.942%, 01/01/35, (04/01/12)[3]	593,482	621,662
FNMA, 1.943%, 09/01/34, (03/01/12)[3]	2,737,207	2,874,336
FNMA, 1.949%, 08/01/34, (04/01/12)[3]	681,145	710,807

The accompanying notes are an integral part of these financial statements. 9

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value

Federal National Mortgage Association - 49.0% (continued)
FNMA, 1.950%, 01/01/35, (03/01/12)[3]	$4,542,824	$4,771,730
FNMA, 1.954%, 01/01/24, (07/01/12)[3]	1,574,832	1,607,152
FNMA, 1.954%, 08/01/33, (02/01/12)[3]	563,120	588,188
FNMA, 1.964%, 01/01/35, (05/01/12)[3]	886,309	931,520
FNMA, 1.966%, 10/01/34, (03/01/12)[3]	1,463,903	1,539,111
FNMA, 2.027%, 11/01/34, (04/01/12)[3]	759,643	798,599
FNMA, 2.034%, 06/01/34, (05/01/12)[3]	1,721,558	1,815,691
FNMA, 2.175%, 09/01/33, (09/01/12)[3,7]	1,021,744	1,062,953
FNMA, 2.261%, 02/01/36, (10/01/12)[3]	4,348,292	4,578,665
FNMA, 2.268%, 01/01/34, (06/01/12)[3]	1,191,300	1,269,695
FNMA, 2.352%, 10/01/35, (07/01/12)[3]	2,891,357	3,048,253
FNMA, 2.360%, 12/01/34, (10/01/12)[3]	6,236,430	6,567,116
FNMA, 2.364%, 09/01/33, (08/01/12)[3]	1,243,807	1,310,590
FNMA, 2.368%, 04/01/35, (03/01/12)[3]	757,350	798,570
FNMA, 2.370%, 05/01/33, (04/01/12)[3]	2,304,769	2,413,111
FNMA, 2.375%, 03/01/33, (01/01/12)[3]	990,688	1,025,301
FNMA, 2.381%, 10/01/33, (08/01/12)[3]	5,738,467	6,033,511
FNMA, 2.386%, 08/01/36, (05/01/12)[3]	361,751	381,320
FNMA, 2.392%, 07/01/34, (08/01/12)[3]	2,693,843	2,839,356
FNMA, 2.392%, 02/01/37, (07/01/12)[3]	616,252	651,672
FNMA, 2.401%, 06/01/33, (05/01/12)[3]	915,915	964,348
FNMA, 2.404%, 01/01/26, (06/01/12)[3]	668,894	708,062
FNMA, 2.411%, 01/01/33, (07/01/12)[3]	69,386	73,195
FNMA, 2.415%, 12/01/34, (07/01/12)[3]	4,636,631	4,891,138
FNMA, 2.418%, 08/01/34, (06/01/12)[3]	802,912	845,787
FNMA, 2.422%, 01/01/36, (11/01/12)[3]	192,249	202,695
FNMA, 2.431%, 01/01/25, (07/01/12)[3]	869,090	919,111
FNMA, 2.436%, 12/01/34, (11/01/12)[3]	3,766,957	3,977,338
FNMA, 2.440%, 12/01/33, (10/01/12)[3]	949,607	1,001,441
FNMA, 2.458%, 06/01/34, (06/01/12)[3]	2,414,389	2,551,802
FNMA, 2.521%, 11/01/34, (09/01/12)[3]	7,514,680	7,977,788
FNMA, 2.534%, 04/01/34, (07/01/12)[3]	1,242,958	1,311,817
FNMA, 2.561%, 01/01/36, (07/01/12)[3]	6,508,841	6,877,062
FNMA, 2.570%, 09/01/35, (07/01/12)[3]	1,518,275	1,602,842
FNMA, 2.605%, 06/01/35, (06/01/12)[3]	351,652	372,834
FNMA, 2.605%, 06/01/35, (06/01/12)[3]	367,989	390,244
FNMA, 2.605%, 05/01/36, (05/01/12)[3]	236,326	249,455
FNMA, 2.613%, 01/01/36, (08/01/12)[3]	98,781	105,406
FNMA, 2.629%, 06/01/34, (04/01/12)[3]	5,004,944	5,290,407
FNMA, 2.675%, 01/01/34, (01/01/12)[3]	4,392,138	4,612,550
FNMA, 2.685%, 01/01/33, (02/01/12)[3]	1,640,115	1,734,770
FNMA, 2.686%, 06/01/37, (05/01/12)[3]	725,910	773,788

The accompanying notes are an integral part of these financial statements. 10

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value

Federal National Mortgage Association - 49.0% (continued)
FNMA, 2.944%, 03/01/36, (06/01/12)[3]	$1,741,455	$1,858,898
FNMA, 2.946%, 03/01/36, (01/01/12)[3]	2,203,939	2,352,371
FNMA, 4.000%, 08/01/18	450,062	478,741
FNMA, 4.500%, 10/01/19	641,143	686,105
FNMA, 5.000%, 03/01/18 to 10/01/24	8,948,850	9,679,661
FNMA, 5.000%, 09/01/19[7]	505,118	544,626
FNMA, 5.500%, 10/01/17 to 05/01/24	16,684,084	18,143,435
FNMA, 5.500%, 11/01/18[7]	848,288	922,592
FNMA, 5.764%, 09/01/37, (09/01/12)[3]	462,212	493,630
FNMA, 6.000%, 03/01/17 to 11/01/23	13,525,345	14,511,082
FNMA, 6.000%, 09/01/22[7]	2,255,475	2,456,974
FNMA, 6.500%, 04/01/17[7]	355,138	390,250
FNMA, 6.500%, 05/01/17 to 08/01/32	2,026,094	2,253,588
FNMA, 7.000%, 09/01/14 to 11/01/22	4,684,086	5,149,581
FNMA, 7.500%, 12/01/33 to 01/01/34	160,597	185,361
FNMA Grantor Trust, Series 2003-T4, Class A1, 0.514%, 09/26/33, (01/26/12)[3]	16,862	16,631
FNMA Grantor Trust, Series 2002-T5, Class A1, 0.534%, 05/25/32, (01/25/12)[3]	395,201	377,722
FNMA Grantor Trust Pass Through, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	431,875	484,876
FNMA Pass Through Securities, Series 2002-33, Class A2, 7.500%, 06/25/32	102,595	115,204
FNMA Whole Loan, Series 2005-W2, Class A1, 0.494%, 05/25/35, (01/25/12)[3,7]	3,269,079	3,244,738
FNMA Whole Loan, Series 2003-W13, Class AV2, 0.574%, 10/25/33, (01/25/12)[3,5]	62,006	61,925
FNMA Whole Loan, Series 2004-W14, Class 1AF, 0.694%, 07/25/44, (01/25/12)[3,7]	3,243,673	3,245,201
FNMA Whole Loan, Series 2004-W5, Class F1, 0.744%, 02/25/47, (01/25/12)[3]	792,456	793,303
FNMA Whole Loan, Series 2002-W1, Class 2A, 7.108%, 02/25/42[4,7]	478,828	556,903
FNMA Whole Loan, Series 2003-W1, Class 2A, 7.122%, 12/25/42[4]	28,562	33,222
FNMA Whole Loan, Series 2002-W6, Class 2A, 7.134%, 06/25/42[4]	1,560,663	1,798,615
FNMA Whole Loan, Series 2003-W4, Class 4A, 7.271%, 10/25/42[4,7]	854,786	991,086
FNMA, Series 2007-25, Class FA, 0.694%, 04/25/37, (01/25/12)[3]	1,885,497	1,880,630
FNMA, Series 2003-23, Class AB, 4.000%, 03/25/17	27,941	27,928
FNMA, Series 2002-95, Class KB, 4.360%, 02/25/17	10,639	10,633
FNMA, Series 2003-23, Class AD, 4.500%, 03/25/17	14,584	14,576
FNMA, Series 2003-92, Class PD, 4.500%, 03/25/17	431,718	437,891
FNMA, Series 2005-38, Class DP, 5.000%, 06/25/19	718,548	739,806
FNMA, Series 2003-5, Class EL, 5.000%, 08/25/22	987,904	1,015,822
FNMA, Series 2008-81, Class KA, 5.000%, 10/25/22	368,645	386,058
FNMA, Series 1994-76, Class J, 5.000%, 04/25/24	579,633	612,588
FNMA, Series 2005-15, Class EA, 5.000%, 10/25/28	220,407	221,324
FNMA, Series 2003-81, Class MB, 5.000%, 05/25/29	107,091	107,008
FNMA, Series 2003-29, Class PT, 5.000%, 10/25/31	194,936	198,641
FNMA, Series 2005-43, Class TB, 5.000%, 07/25/32	1,413,727	1,439,656
FNMA, Series 2008-54, Class EC, 5.000%, 02/25/35	252,987	259,329
Total Federal National Mortgage Association		192,430,579

The accompanying notes are an integral part of these financial statements. 11

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value

Government National Mortgage Association - 2.8%
GNMA, 1.625%, 09/20/22 to 09/20/35, (10/01/12)[3]	$4,263,681	$4,387,590
GNMA, 1.625%, 07/20/35, (10/01/12)[3,7]	1,292,637	1,329,688
GNMA, 1.750%, 01/20/32 to 03/20/37, (04/01/12)[3]	605,988	627,549
GNMA, 1.750%, 10/20/34, (01/01/12)[3]	316,203	326,821
GNMA, 2.000%, 03/20/35, (04/01/12)[3]	81,616	84,163
GNMA, 2.000%, 06/20/35, (07/01/12)[3]	94,862	97,945
GNMA, 2.125%, 12/20/21 to 11/20/27, (01/01/13)[3]	1,232,518	1,270,569
GNMA, 2.250%, 01/20/28, (04/01/12)[3]	62,721	64,756
GNMA, 2.375%, 06/20/22 to 05/20/33, (07/01/12)[3]	274,633	284,228
GNMA, 2.375%, 04/20/24, (07/01/12)[3,7]	558,312	577,817
GNMA, 2.375%, 05/20/27, (07/01/12)[3,7]	427,519	442,454
GNMA, 2.500%, 07/20/18 to 08/20/21, (10/01/12)[3]	100,186	104,022
GNMA, 2.750%, 10/20/17, (01/01/13)[3,7]	41,767	43,486
GNMA, 3.000%, 11/20/17 to 12/20/17, (01/01/13)[3]	89,677	93,392
GNMA, 3.000%, 03/20/21, (04/01/12)[3]	46,773	48,842
GNMA, 3.500%, 07/20/18, (10/01/12)[3]	49,233	51,518
GNMA, 3.500%, 02/20/34	29,703	29,760
GNMA, 9.500%, 12/15/17	7,282	8,208
GNMA, Series 2003-83, Class AB, 4.000%, 05/16/32	239,255	240,090
GNMA, Series 2005-58, Class NJ, 4.500%, 08/20/35	185,250	186,874
GNMA, Series 2003-39, Class PB, 5.500%, 04/20/32	626,958	644,857
Total Government National Mortgage Association		10,944,629
Interest Only Strips - 2.6%
FHLMC, 4.500%, 09/15/35	205,638	27,983
FHLMC, 5.000%, 02/15/20 to 04/15/20	668,776	67,045
FHLMC, 6.422%, 11/15/18, (01/15/12)[3]	558,825	35,066
FHLMC, 6.822%, 11/15/30, (01/15/12)[3]	142,120	4,649
FHLMC, 6.922%, 03/15/32, (01/15/12)[3]	1,775,989	284,030
FHLMC, 8.000%, 06/15/31[5]	221,024	50,283
FHLMC, Series 3449, Class AI, 4.500%, 10/15/20	590,416	11,221
FHLMC, Series 3659, Class IE, 5.000%, 03/15/19	1,614,385	156,888
FHLMC, Series 3685, Class EI, 5.000%, 03/15/19	3,639,430	314,690
FHLMC, Series 3731, Class IO, 5.000%, 07/15/19	1,675,679	142,132
FNMA, Series 2010-37, Class GI, 5.000%, 04/25/25	3,616,805	271,962
FHLMC, Series 2637, Class SI, 5.722%, 06/15/18, (01/15/12)[3]	426,249	40,543
FHLMC, Series 2965, Class SA, 5.772%, 05/15/32, (01/15/12)[3]	1,695,507	228,567
FHLMC, Series 3606, Class SN, 5.972%, 12/15/39, (01/15/12)[3]	1,823,378	295,333
FHLMC, Series 3424, Class XI, 6.292%, 05/15/36, (01/15/12)[3]	1,044,960	185,976
FHLMC, Series 2980, Class SL, 6.422%, 11/15/34, (01/15/12)[3]	844,494	148,555
FHLMC, Series 2922, Class SE, 6.472%, 02/15/35, (01/15/12)[3]	618,076	114,959
FHLMC, Series 2929, Class CS, 6.522%, 12/15/22, (01/15/12)[3]	110,718	2,270

The accompanying notes are an integral part of these financial statements. 12

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value

Interest Only Strips - 2.6% (continued)
FHLMC, Series 2530, Class QI, 6.722%, 01/15/32, (01/15/12)[3]	$402,233	$70,951
FHLMC, Series 2772, Class KS, 6.902%, 06/15/22, (01/15/12)[3]	155,322	5,865
FHLMC, Series 3489, Class SD, 7.522%, 06/15/32, (01/15/12)[3]	838,035	156,292
FNMA, 5.000%, 12/01/35	303,535	37,729
FNMA, 7.500%, 11/18/14[5]	1,527	16
FNMA, 8.000%, 05/01/30[5]	164,554	30,785
FNMA, 9.000%, 12/15/16[5]	23,146	3,637
FNMA, Series 2008-22, Class AI, 1.097%, 09/25/12[4]	16,148,351	101,139
FNMA, Series 2011-88, Class WI, 3.500%, 09/25/26	2,025,018	276,403
FNMA, Series 2010-95, Class DI, 4.500%, 11/25/20	2,235,674	196,834
FNMA, Series 2008-86, Class IO, 4.500%, 03/25/23	3,166,329	289,138
FNMA, Series 2011-69, Class AI, 5.000%, 05/25/18	6,001,039	460,005
FNMA, Series 2010-105, Class IO, 5.000%, 08/25/20	1,574,270	160,434
FNMA, Series 2010-65, Class IO, 5.000%, 09/25/20	3,816,628	463,436
FNMA, Series 2010-29, Class KJ, 5.000%, 12/25/21	6,365,302	577,465
FNMA, Series 2010-121, Class IO, 5.000%, 10/25/25	1,735,396	170,009
FNMA, Series 2003-48, Class SJ, 5.706%, 06/25/18, (01/25/12)[3]	532,800	47,624
FNMA, Series 2005-67, Class SM, 5.856%, 08/25/35, (01/25/12)[3]	419,512	63,304
FNMA, Series 2006-3, Class SA, 5.856%, 03/25/36, (01/25/12)[3]	971,751	137,469
FNMA, Series 2003-73, Class SM, 6.306%, 04/25/18, (01/25/12)[3]	559,938	59,588
FNMA, Series 2005-45, Class SR, 6.426%, 06/25/35, (01/25/12)[3]	944,187	164,737
FNMA, Series 2005-12, Class SC, 6.456%, 03/25/35, (01/25/12)[3]	872,767	144,278
FNMA, Series 2008-34, Class SM, 6.456%, 05/25/38 (01/25/12)[3]	1,919,930	352,154
FNMA, Series 2005-66, Class GS, 6.556%, 07/25/20, (01/25/12)[3]	426,472	56,826
FNMA, Series 2005-65, Class KI, 6.706%, 08/25/35, (01/25/12)[3]	4,646,480	888,042
FNMA, Series 2004-49, Class SQ, 6.756%, 07/25/34, (01/25/12)[3]	491,174	95,388
FNMA, Series 2004-64, Class SW, 6.756%, 08/25/34, (01/25/12)[3]	2,326,322	414,477
FNMA, Series 2004-51, Class SX, 6.826%, 07/25/34, (01/25/12)[3]	751,319	108,899
FNMA, Series 2008-87, Class AS, 7.356%, 07/25/33, (01/25/12)[3]	3,693,463	614,434
GNMA, Series 2011-37, Class IG, 2.000%, 03/20/13	3,985,502	74,911
GNMA, Series 2010-111, Class BI, 2.000%, 09/16/13	5,140,916	141,915
GNMA, Series 2010-147, Class IG, 2.000%, 11/16/13	20,839,924	606,821
GNMA, Series 2011-94, Class IS, 6.417%, 06/16/36, (01/16/12)[3]	1,037,009	206,735
GNMA, Series 2011-32, Class KS, 11.535%, 06/16/34, (01/16/12)[3]	1,213,918	409,526
Total Interest Only Strips		9,969,418
U.S. Treasury Notes - 1.0%
U.S. Treasury Inflation Linked Notes, 2.375%, 01/15/25	3,123,510	3,971,249
Total U.S. Government and Agency Obligations (cost $316,865,346)		321,158,468

The accompanying notes are an integral part of these financial statements. 13

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value

Mortgage-Backed Securities - 9.4%
Bank of America Commercial Mortgage, Inc., Series 2005-2, Class A4, 4.783%, 07/10/43[4]	$170,085	$170,006
Bank of America Commercial Mortgage, Inc., Series 2002-2, Class A3, 5.118%, 07/11/43	338,644	340,515
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2, 5.309%, 10/10/45	290,756	290,465
Bank of America Commercial Mortgage, Inc., Series 2002 PB2, Class A4, 6.186%, 06/11/35	398,213	397,934
Bear Stearns Commercial Mortgage Securities, Inc., Series 2002-PBW1, Class A2, 4.720%, 11/11/35[4]	4,291,512	4,336,561
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW11, Class A2, 5.393%, 03/11/39[4]	580,118	579,848
Bear Stearns Commercial Mortgage Securities, Inc., Series 2002-TOP6, Class A2, 6.460%, 10/15/36	133,591	133,982
Countrywide Home Loans, Inc., 0.794%, 02/25/35, (01/25/12)[3,5,7]	1,224,577	240,241
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A3, 6.133%, 04/15/37	244,082	244,722
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A3, 4.499%, 11/15/37	766,186	765,779
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2, 4.940%,12/15/35	1,667,000	1,700,508
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class C, 5.230%, 12/15/35	1,400,000	1,421,524
GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A2, 5.000%, 12/10/37	1,313,937	1,340,237
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3, 5.349%, 08/11/36	2,565,615	2,592,484
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3, 6.269%, 12/10/35	665,829	668,480
GMAC Commercial Mortgage Securities, Inc., Series 2003-C3, Class A3, 4.646%, 04/10/40	236,798	239,030
Greenwich Capital Commercial Funding Corp., Class A2, Series 2005-GG3, 4.305%, 08/10/42	611,773	611,385
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A4, 4.529%, 01/12/37	388,724	388,621
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A3A1, 4.824%, 09/12/37	179,027	178,919
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A3A1, 4.871%, 10/15/42	2,184,699	2,181,121
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIB5, Class A2, 5.161%, 10/12/37	3,515,000	3,586,299
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A3, 5.376%, 07/12/37	2,708,587	2,734,650
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A3B, 5.559%, 04/15/43[4]	2,278,418	2,276,795
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A5, 4.720%, 12/15/29	553,106	553,503
LB-UBS Commercial Mortgage Trust, Series 2008-C8, Class A3, 4.830%, 11/15/27	460,928	467,548
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A5, 4.853%, 09/15/31	1,853,000	1,882,077
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A2, 5.103%, 11/15/30	454,679	454,488
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A4, 6.462%, 03/15/31	274,651	274,953
Merrill Lynch Mortgage Trust, Series 2004-MKB1, Class A3, 4.892%, 02/12/42	897,653	907,760
Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.920%, 03/12/35	1,457,000	1,499,361
Morgan Stanley Dean Witter Capital I, Series 2002-IQ2, Class A4, 5.740%, 12/15/35	1,606,504	1,623,640
Salomon Brothers Mortgage Securities VII, Series 2002-KEY2, Class A3, 4.865%, 03/18/36	1,493,000	1,506,713
Washington Mutual, Class 2A3, Series 2005-AR2, 0.644%, 01/25/45, (01/25/12)[3]	654,314	440,428
Total Mortgage-Backed Securities (cost $38,663,391)		37,030,577
Asset-Backed Securities - 0.2%
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF10, Class A4, 0.614%, 11/25/35, (01/25/12)[3]	840,485	648,569
Structured Asset Investment Loan Trust, 1.374%, 12/25/34, (01/25/12)[3,7]	235,318	215,326
Total Asset-Backed Securities (cost $1,076,281)		863,895

The accompanying notes are an integral part of these financial statements. 14

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value

Short-Term Investments - 10.1%
U.S. Government and Agency Discount Notes - 6.0%
FHLMC, 0.034%, 05/18/12[2]	$4,000,000	$3,999,696
FHLMC, 0.076%, 10/01/12[2]	10,000,000	9,993,200
FNMA, 0.021%, 04/13/12[2,6]	200,000	199,989
FNMA, 0.022%, 02/01/12[2,6]	1,000,000	999,984
FNMA, 0.033%, 04/18/12[2]	1,200,000	1,199,929
FNMA, 0.033%, 05/02/12[2]	7,300,000	7,299,511
Total U.S. Government and Agency Discount Notes		23,692,309

	Shares
Other Investment Companies - 4.1%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	16,255,466	16,255,466
Total Short-Term Investments (cost $39,944,058)		39,947,775
Total Investments - 101.5% (cost $396,549,076)		399,000,715
Other Assets, less Liabilities - (1.5)%		(5,987,212)
Net Assets - 100.0%		$393,013,503

The accompanying notes are an integral part of these financial statements. 15

Managers Intermediate Duration Government Fund

Investment Manager’s Comments

The Managers Intermediate Duration Government Fund’s objective is to achieve total return in excess of the total return of the major market indices for mortgage-backed securities.

The Managers Intermediate Duration Government Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Citigroup Mortgage Index and the Barclays Capital Mortgage Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term U.S. Treasury notes, and typically will range between three and five years.

Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities issued by the U.S. Government, its agencies and instrumentalities, and synthetic instruments or derivatives, or securities having economic characteristics similar to such debt securities. The Fund’s benchmark is the Citigroup Mortgage Index.

The Portfolio Manager

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Fund. Smith Breeden, located at 280 South Mangum Street, Suite 301, Durham, NC, was founded in 1982. Smith Breeden is an investment management firm for a client base including corporate and public pension plans, central and supranational banks, endowments and foundations, private banks and financial institutions, insurance companies, and other institutional investors. Specializing in fixed income portfolios, the firm offers separate accounts, commingled funds, and serves as a subadvisor to ‘40 Act funds. As of December 31, 2011, Smith Breeden managed assets of approximately $6.2 billion.

Smith Breeden believes that innovative research provides critical insights into the fixed-income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve their clients’ objectives. The key tenets of this market-tested investment philosophy are:

Over a market cycle, a portfolio of fixed income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

The incremental return available from security selection and sector allocation, based on careful relative value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates or other macro-factor trading strategies.

Within the investment-grade fixed-income market, the spread sectors, e.g., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS), will tend to outperform Treasury securities over a market cycle. The corporate, mortgage, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Smith Breeden Associates specializes in analyzing and investing in mortgage-backed securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and historic and prospective prepayment rates, the team seeks to structure a portfolio that will outperform the Citigroup Mortgage Index. While the portfolio managers will purchase securities of any maturity or duration, they do not attempt to add value by actively positioning the interest-rate sensitivity of the portfolio. Instead, they typically manage the weighted average duration of the portfolio so that it is similar to that of the duration of the Citigroup Mortgage Index.

The ideal investment exhibits the following traits:

•	Very high quality (AAA or Government)

•	Attractive value relative to other MBS opportunities

The portfolio managers limit purchases to securities from the following asset classes:

•	Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities

•	Mortgage-backed securities rated AAA by Standard & Poor’s Corporation (“S&P”) or Aaa by Moody’s Investors Service, Inc. (“Moody’s”)

•	Securities fully collateralized by assets in either of the above classes

•	Assets that would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution; and hedge instruments

•	Stripped mortgage-backed securities, which may only be used for risk management purposes

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	They need to maintain the portfolio’s target duration

•	They deem it necessary for portfolio allocation purposes

The Year in Review

During the year ended December 31, 2011, the Fund returned 5.88%, compared to 6.38% for its benchmark, the Citigroup Mortgage Index (“Citi Mortgage”).

Recent years have been marked by historic market moves, a credit and liquidity crisis, massive deleveraging, and unprecedented government intervention. Investment decisions are being driven more by new policies and macro developments, rather than by relative value. As a result, risk aversion and uncertainty about economic outcomes drove capital into safe havens and investors into higher-quality spread product. Overall, 2011 exhibited slow economic growth and periodic bouts of volatility as the markets gradually continued to heal.

Agency fixed-rate MBS started the year off in a strong manner, supported by a steep yield curve and solid demand from banks and REITs, which accounted for approximately $40 billion in MBS demand in the first quarter alone. While the year began with higher rates, it ended the quarter with only marginally higher rates following a mid-March drop on the news of the natural disaster in Japan. Prepayment levels remain contained on weakness in

16

Managers Intermediate Duration Government Fund

Investment Manager’s Comments (continued)

housing and employment reports. While senior CMBS continued its tightening trend from 2010, investors continued to show risk appetite for high-quality paper with low credit risk. Overall, CMBS spreads tightened on the quarter, despite retrenching somewhat on the tsunami and earthquake news.

While the second quarter marked another strong quarter for the Fund, the markets were tempered by more pessimistic prospects for a U.S. recovery, a resurgence of credit concerns in Europe, and political uprisings in the Middle East and North Africa. Overall MBS performance was mixed, but the asset class held its own relative to more credit-sensitive spread products. Strong technicals abetted 15-year MBS and GNMA MBS on continued demand from banks and REITs, and higher coupon

30-year conventional MBS benefitted from a slower prepay environment. However, lower coupon 15-year conventionals struggled under increased production and lack of investor interest. During the quarter, risk aversion seemed to settle in as CMBS spreads widened, primarily affecting the tranches with less credit support. While the sector overall underperformed duration-matched swaps, the Fund’s higher-quality holdings still added to performance on the quarter.

Macro concerns in the third quarter kept risk appetite at bay, and weighed on spread product in general. This quarter mirrored that of the third quarter in 2010 with lower Treasury yields and mortgage rates as fears of a double dip recession resurfaced. The MBS sector supplied interesting developments throughout the quarter. The concept of a par coupon in MBS became somewhat of a misnomer, as production coupons finished September trading above par with the FNMA 5% approaching $105. In a move unanticipated by the markets, the Fed announced it would resume purchases of agency MBS with funds from principal repayments on its existing portfolio. Reaction was mixed, with the lower coupon 30-year MBS benefitting the most, given expected future purchases. REIT demand subsided, as investors in general became more concerned over policy risk. CMBS underperformed Treasuries on poor economic news, and we added some shorter-dated paper on this weakness.

Fourth-quarter macro news tended to influence the markets which vacillated between “risk on” and “risk off” postures. While Europe sovereign debt matters continued to dominate headlines, investors also noticed news items surrounding government-sponsored refinancing. Although the news was largely discounted by the market, it provides another example of the impact of policy changes and government intervention in the MBS market. The Fund finished the year strong as rates were modestly lower, and risk appetite for higher-quality paper, particularly in securitized sectors such as CMBS, started to return somewhat towards year-end.

Most of the Portfolio outperformance for 2011 was attributed to agency MBS and CMBS exposure. Agency adjustable-rate (ARMs), Interest-only strips (IOs), and Collateralized Mortgage Obligations (CMOs) were beneficiaries of lower realized volatility, prepayments, and mortgage rates. Non-agency FRMs and ARMs underperformed given mid-year selling from Maiden Lane holdings and a general lack of risk appetite for housing-related credit. Despite spread widening throughout the majority of the year, the Fund’s CMBS holdings outperformed on stronger appetite for paper at the top of the capital structure.

Derivatives such as financial futures, options, and mortgage derivatives are used for portfolio duration and convexity risk management. Although we prefer to have the flexibility to use the largest array of instruments possible, derivatives are not crucial to our ability to add value.

Looking Forward

On December 31, 2011, the Fund held the bulk of its exposure in 15- and 30-year agency FRMs, although it maintained an under-weight versus the benchmark. We decreased the allocation to 15- and 30-year agency FRMs by approximately 8% during the year. In addition, over 8% of capital was allocated to CMBS, which are not included in the Citigroup Mortgage Index. The total allocation to CMBS decreased by 2% of capital during the year. The total allocation to adjustable-rate mortgages (ARMs) dropped from nearly 11% to 8%. The Fund also maintained its small allocation to Interest-Only (IO) strips, CMOs, and Treasury Inflation-Protected Securities (TIPS). We believe that high-quality spread assets that are held in the Portfolio are likely to continue experiencing positive performance.

While the Fund started off with a slightly longer duration, we ended the year slightly short the Index due to the current low absolute rate levels. We decreased leverage in the Fund as some CMBS and non-agency positions paid down, and some down-in-coupon trades reduced leverage while maintaining spread duration.

Smith Breeden believes that the agency MBS market is starting off 2012 with fairly attractive spreads and good fundamentals. We do not anticipate that expected supply changes in the sector will pressure spreads, and expect non-U.S. investors, banks, and possibly a return of REITs to continue as bulk buyers of the paper. We believe the prepay environment should be positive for MBS investors but government action may influence certain homeowner segments. We will monitor potential policy changes and their effect on MBS, and adjust our holdings as needed. We expect spread volatility in agency MBS will remain somewhat elevated, providing a good environment for active management and security selection opportunities.

This commentary reflects the viewpoints of Smith Breeden Associates, Inc., as of January 23, 2012.

Cumulative Total Return Performance

Managers Intermediate Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 31, 2001 to a $10,000 investment made in

17

Managers Intermediate Duration Government Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

the Citigroup Mortgage Index for the same time period. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Intermediate Duration Government Fund and the Citigroup Mortgage Index from December 31, 2001 through December 31, 2011.

Average Annual Total Returns[1]	1 Year	5 Years	10 Years
Managers Intermediate Duration Government Fund [2,3,4,5]	5.88%	6.49%	5.47%
Citigroup Mortgage Index[6]	6.38%	6.62%	5.76%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors, and changing interest rate risk.

[4]         The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

[5]         Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[6]         The Citigroup Mortgage Index includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The Index reflects no deductions for fees, expenses, or taxes. The Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

18

Managers Intermediate Duration Government Fund

Fund Snapshots

December 31, 2011

Portfolio Breakdown

Portfolio Breakdown	Managers Intermediate Duration Government Fund**
U.S. Government and Agency Obligations	104.6%
Mortgage-Backed Securities	11.9%
Other Assets and Liabilities	(16.5%)
**	As a percentage of net assets

Top Ten Holdings

Security Name	% of Net Assets
FNMA, 5.000%, TBA*	12.1%
FNMA, 4.000%, TBA*	10.9
FHLMC, 4.500%, TBA	6.7
FHLMC, 5.000%, TBA	3.2
FHLMC, 5.500%, TBA*	3.1
FNMA, 6.000%, TBA*	2.7
GNMA, 4.500%, 05/15/41*	2.4
FHLMC, 5.655%, 01/01/36*	2.4
FHLMC Gold Pool, 5.500%, 06/01/35*	2.2
FNMA, 4.500%, 10/01/40*	2.1

Top Ten as a Group	47.8%

*	Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

19

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments

December 31, 2011

Security Description	Principal Amount	Value

U.S. Government and Agency Obligations - 104.6%[8]
Federal Home Loan Mortgage Corporation - 34.8%
FHLMC, 2.349%, 11/01/33, (12/01/12)[3]	$1,587,440	$1,660,791
FHLMC, 4.000%, TBA	1,000,000	1,048,750
FHLMC, 4.500%, 04/01/35 to 09/01/41	2,988,506	3,183,132
FHLMC, 4.500%, TBA	11,200,000	11,866,749
FHLMC, 5.000%, 05/01/18 to 07/01/41	1,875,382	2,020,157
FHLMC, 5.000%, 11/01/35[7]	2,537,223	2,754,562
FHLMC, 5.000%, TBA	5,300,000	5,695,015
FHLMC, 5.454%, 02/01/37, (03/01/12)[3]	112,050	118,144
FHLMC, 5.500%, 11/01/17 to 01/01/19	788,440	860,067
FHLMC, 5.500%, 09/01/33[7]	777,360	847,228
FHLMC, 5.500%, 05/01/34[7]	645,107	711,354
FHLMC, 5.500%, TBA	5,100,000	5,533,500
FHLMC, 5.655%, 01/01/36, (01/01/13)[3,7]	3,954,417	4,227,225
FHLMC, 6.000%, 02/01/22 to 03/01/22	619,509	674,806
FHLMC, 7.500%, 07/01/34[7]	1,922,306	2,284,764
FHLMC Gold Pool, 4.500%, 05/01/34 to 05/01/35	519,728	552,277
FHLMC Gold Pool, 4.500%, 10/01/34[7]	1,227,901	1,305,332
FHLMC Gold Pool, 4.500%, 04/01/35[7]	1,770,453	1,880,990
FHLMC Gold Pool, 4.500%, 10/01/35[7]	1,376,666	1,462,617
FHLMC Gold Pool, 4.500%, 11/01/35[7]	1,190,121	1,264,426
FHLMC Gold Pool, 5.000%, 10/01/18 to 08/01/19	323,059	350,205
FHLMC Gold Pool, 5.500%, 10/01/33 to 05/01/38	1,640,478	1,788,854
FHLMC Gold Pool, 5.500%, 02/01/35[7]	1,075,730	1,171,070
FHLMC Gold Pool, 5.500%, 06/01/35[7]	3,598,060	3,919,202
FHLMC Gold Pool, 5.500%, 06/01/35[7]	1,133,153	1,234,292
FHLMC Gold Pool, 5.500%, 12/01/38[7]	509,198	555,282
FHLMC Gold Pool, 6.000%, 09/01/17 to 05/01/22	705,853	769,406
FHLMC Gold Pool, 6.000%, 10/01/21[7]	1,858,763	2,025,112
FHLMC Structured Pass Through Securities, Series T-51, Class 2A, 7.500%, 08/25/42[4]	237,067	278,933
Total Federal Home Loan Mortgage Corporation		62,044,242
Federal National Mortgage Association - 53.9%
FNMA, 0.614%, 11/25/30, (01/25/12)[3,7]	1,698,623	1,695,640
FNMA, 0.694%, 03/25/35, (01/25/12)[3,7]	977,831	970,217
FNMA, 1.947%, 07/01/33, (06/01/12)[3]	506,849	524,791
FNMA, 2.034%, 06/01/34, (05/01/12)[3,7]	1,372,204	1,447,235
FNMA, 2.182%, 02/01/36, (02/01/12)[3]	139,533	145,313
FNMA, 2.418%, 08/01/34, (06/01/12)[3]	642,329	676,629
FNMA, 2.458%, 06/01/34, (06/01/12)[3,7]	1,451,048	1,533,633
FNMA, 2.686%, 06/01/37, (05/01/12)[3]	576,924	614,977

The accompanying notes are an integral part of these financial statements. 20

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value

Federal National Mortgage Association - 53.9% (continued)
FNMA, 3.000%, TBA	$2,000,000	$2,065,312
FNMA, 4.000%, 03/01/25 to 10/01/41	3,075,047	3,241,960
FNMA, 4.000%, TBA	18,400,000	19,344,875
FNMA, 4.500%, 10/01/40[6]	3,432,984	3,670,978
FNMA, 4.500%, 11/01/40[6]	2,356,214	2,519,567
FNMA, 4.500%, 05/01/41 to 12/01/41	8,423,334	8,980,632
FNMA, 5.000%, 06/01/18 to 08/01/41	4,493,160	4,864,821
FNMA, 5.000%, 02/01/36[6]	2,091,298	2,260,963
FNMA, 5.000%, TBA	19,900,000	21,498,218
FNMA, 5.500%, 03/01/17 to 07/01/38	4,005,925	4,377,188
FNMA, 5.500%, 01/01/19[6]	360,212	391,764
FNMA, 5.500%, 11/01/34[6]	1,089,594	1,190,420
FNMA, 6.000%, 08/01/17 to 11/01/22	3,008,447	3,205,780
FNMA, 6.000%, 06/01/39[6]	1,584,861	1,745,879
FNMA, 6.000%, TBA	4,300,000	4,734,703
FNMA, 6.500%, 11/01/28 to 07/01/32	296,989	332,399
FNMA, 7.000%, 11/01/22	1,716,965	1,892,217
FNMA, Series 1994-55, Class H, 7.000%, 03/25/24[7]	1,610,028	1,839,868
FNMA Whole Loan, Series 2003-W4, Class 4A, 7.271%, 10/25/42[4]	142,464	165,181
Total Federal National Mortgage Association		95,931,160
Government National Mortgage Association - 13.8%
GNMA, 3.000%, 03/20/16, (04/01/12)[3]	13,602	14,204
GNMA, 3.000%, 08/20/17 to 08/20/18, (10/01/12)[3]	84,046	87,737
GNMA, 3.000%, 11/20/17 to 12/20/17, (01/01/13)[3]	166,508	173,403
GNMA, 4.375%, 06/20/16 to 05/20/21, (07/01/12)[3]	47,988	49,787
GNMA, 4.500%, 06/15/39 to 05/15/41	2,371,631	2,591,691
GNMA, 4.500%, 09/15/40[7]	935,228	1,026,609
GNMA, 4.500%, 05/15/41[7]	3,889,716	4,270,677
GNMA, 5.000%, 09/15/39[7]	842,712	938,333
GNMA, 5.000%, 09/15/39[7]	849,975	946,420
GNMA, 5.000%, 10/15/39[7]	884,974	981,242
GNMA, 5.000%, 10/15/39 to 09/15/41	2,905,708	3,229,903
GNMA, 5.000%, 10/15/39[7]	1,657,213	1,837,487
GNMA, 5.000%, 11/15/39[7]	1,752,329	1,951,163
GNMA, 5.000%, 12/15/39[7]	1,830,666	2,029,808
GNMA, 5.500%, 10/15/39[7]	3,054,968	3,443,045
GNMA, 5.500%, 11/15/39[7]	877,263	988,703
GNMA, 7.500%, 09/15/28	19,479	19,988
GNMA, 7.500%, 11/15/31	5,377	6,092
Total Government National Mortgage Association		24,586,292

The accompanying notes are an integral part of these financial statements. 21

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value

Interest Only Strips - 2.1%
FHLMC, 4.500%, 09/15/35	$403,053	$54,846
FHLMC, 5.000%, 05/15/17 to 04/15/20	670,043	62,203
FHLMC, 6.000%, 05/01/31[5]	4,269	735
FHLMC, 6.422%, 11/15/18, (01/15/12)[3]	444,195	27,873
FHLMC, 6.822%, 11/15/30, (01/15/12)[3]	57,778	1,890
FHLMC, 6.922%, 03/15/32, (01/15/12)[3]	782,918	125,211
FHLMC, 7.622%, 06/15/31, (01/15/12)[3]	38,774	7,013
FHLMC, Series 3685, Class EI, 5.000%, 03/15/19	1,629,848	169,441
FHLMC, Series 3659, Class IE, 5.000%, 03/15/19	722,971	71,831
FHLMC, Series 3731, Class IO, 5.000%, 07/15/19	738,714	62,658
FHLMC, Series 2637, Class SI, 5.722%, 06/15/18, (01/25/12)[3]	326,311	31,038
FHLMC, Series 2965, Class SA, 5.772%, 05/15/32, (01/25/12)[3]	684,744	92,308
FHLMC, Series 3606, Class SN, 5.972%, 12/15/39, (01/15/12)[3]	734,120	118,905
FHLMC, Series 3424, Class XI, 6.292%, 05/15/36, (01/15/12)[3]	468,583	83,396
FHLMC, Series 2980, Class SL, 6.422%, 11/15/34, (01/25/12)[3]	382,670	67,316
FHLMC, Series 2922, Class SE, 6.472%, 02/15/35, (01/15/12)[3]	274,207	51,001
FHLMC, Series 2772, Class KS, 6.902%, 06/15/22, (01/15/12)[3]	118,905	4,490
FHLMC, Series 3489, Class SD, 7.522%, 06/15/32, (01/15/12)[3]	374,452	69,834
FNMA, 4.000%, 09/01/33 to 09/01/34	601,909	43,278
FNMA, 4.500%, 09/01/33	233,726	25,483
FNMA, 5.000%, 05/01/34 to 12/01/35	1,013,315	141,260
FNMA, 7.000%, 04/01/23[5]	178,008	38,341
FNMA, 7.000%, 06/01/23[5]	19,281	3,593
FNMA, Series 2011-88, Class WI, 3.500%, 09/25/26	755,748	103,155
FNMA, Series 2010-95, Class DI, 4.500%, 11/25/20	999,197	87,972
FNMA, Series 2008-86, Class IO, 4.500%, 03/25/23	1,415,139	129,226
FNMA, Series 2011-69, Class AI, 5.000%, 05/25/18	2,246,335	172,191
FNMA, Series 2010-65, Class IO, 5.000%, 09/25/20	1,649,257	200,263
FNMA, Series 2010-29, Class KJ, 5.000%, 12/25/21	2,380,070	215,923
FNMA, Series 2010-37, Class GI, 5.000%, 04/25/25	1,649,591	124,039
FNMA, Series 2010-121, Class IO, 5.000%, 10/25/25	646,649	63,349
FNMA, Series 2006-3, Class SA, 5.856%, 03/25/36, (01/25/12)[3]	419,870	59,397
FNMA, Series 2003-73, Class SM, 6.306%, 04/25/18, (01/25/12)[3]	428,657	45,617
FNMA, Series 2005-45, Class SR, 6.426%, 06/25/35, (01/25/12)[3]	418,886	73,085
FNMA, Series 2005-12, Class SC, 6.456%, 03/25/35, (01/25/12)[3]	387,950	64,132
FNMA, Series 2008-34, Class SM, 6.456%, 05/25/38, (01/25/12)[3]	853,418	156,534
FNMA, Series 2005-65, Class KI, 6.706%, 08/25/35, (01/25/12)[3]	1,862,989	334,440
FNMA, Series 2004-49, Class SQ, 6.756%, 07/25/34, (01/25/12)[3]	220,253	38,640
FNMA, Series 2004-64, Class SW, 6.756%, 08/25/34, (01/25/12)[3]	1,010,932	180,116
FNMA, Series 2004-51, Class SX, 6.826%, 07/25/34, (01/25/12)[3]	422,957	61,305
GNMA, Series 2010-111, Class BI, 2.000%, 09/16/13	2,259,551	62,375

The accompanying notes are an integral part of these financial statements. 22

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value

Interest Only Strips - 2.1% (continued)
GNMA, Series 2011-94, Class IS, 6.417%, 06/16/36, (01/16/12)[3]	$461,565	$92,016
GNMA, Series 2011-32, Class KS, 11.535%, 06/16/34, (01/16/12)[3]	499,667	168,567
Total Interest Only Strips		3,786,286
Total U.S. Government and Agency Obligations (cost $180,617,507)		186,347,980
Mortgage-Backed Securities - 11.9%
American Home Loan Investment Trust, 2.801%, 06/25/45, (02/01/12)[3]	1,445,704	1,010,375
American Home Mortgage Assets, Series 2005-1, Class 1A1, 2.735%, 11/25/35, (2/25/12)[3]	96,829	51,154
American Home Mortgage Investment Trust, 2.294%, 02/25/45, (02/01/12)[3]	669,344	491,682
American Home Mortgage Investment Trust, 2.801%, 04/25/44, (02/01/12)	160,382	110,790
American Home Mortgage Investment Trust, 2.801%, 06/25/45, (02/01/12)[3]	85,609	73,745
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2, 5.309%, 10/10/45	1,318,758	1,317,439
Bank of America Funding Corp., Series 2004-B, Class 1A2, 2.735%, 12/20/34[4]	185,399	109,584
Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2005-3, 2.675%, 04/25/35[4]	177,348	114,887
Bear Stearns Commercial Mortgage Securities, Inc., Series 2002-PBW1, Class A2, 4.720%, 11/11/35[4]	1,745,980	1,764,308
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR9, Class A3, 4.868%, 09/11/42	1,000,000	1,066,942
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW11, Class A2, 5.393%, 03/11/39[4]	242,032	241,919
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A2, 5.426%, 09/11/41	56,842	57,862
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A3, 6.072%, 12/10/49[4]	1,148,000	1,195,179
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A4, 5.658%, 10/15/48	2,000,000	2,176,100
Countrywide Alternative Loan Trust, 0.594%, 05/25/35, (01/25/12)[3]	464,596	417,230
Countrywide Home Loans, Inc., Series 2004-R2, Class 1AF1, 0.714%, 11/25/34, (01/25/12) (a)[3]	266,783	219,283
Countrywide Home Loans, Inc., Series 2005-HYB8, Class 1A1, 2.571%, 12/20/35[4]	141,582	98,599
Countrywide Home Loans, Inc., Series 2005-HYB2, Class 1A4, 2.791%, 05/20/35[4]	138,901	88,785
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A3, 4.645%, 07/15/37	2,000,000	2,084,476
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2, 4.940%, 12/15/35	1,734,000	1,768,855
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3, 5.349%, 08/11/36	287,169	290,176
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class A3, 4.538%, 05/10/43	345,694	348,145
Goldman Sachs Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.644%, 03/25/35, (01/25/12) (a)[3]	276,217	223,049
Greenwich Capital Commercial Funding Corp., Class A2, Series 2005-GG3, 4.305%, 08/10/42	194,865	194,741
GSR Mortgage Loan Trust, Series 2004-5, Class 1A3, 1.860%, 05/25/34, (02/01/12)[3]	61,497	46,302
Harborview Mortgage Loan Trust, 2.281%, 11/19/34[4]	106,538	71,241
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A4, 4.529%, 01/12/37	103,857	103,830
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A3B, 5.559%, 04/15/43[4]	1,496,886	1,495,820
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A5, 4.720%, 12/15/29	325,233	325,466
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A2, 5.103%, 11/15/30	265,384	265,273
Master Alternative Loans Trust, 6.000%, 01/25/35[7]	870,146	849,595
Morgan Stanley Mortgage Loan Trust, 6.012%, 08/25/35[4]	1,341,593	1,150,232
Structured Asset Securities Corp., Series 2005-RF1, Class A, 0.644%, 03/25/35, (01/25/12) (a)[3]	331,669	255,846
Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	1,076,338	1,104,192
Total Mortgage-Backed Securities (cost $21,152,513)		21,183,102

The accompanying notes are an integral part of these financial statements. 23

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value

Short-Term Investments - 24.9%
U.S. Government and Agency Discount Notes - 0.1%
FNMA, 0.071%, 07/16/12[2,6]	$100,000	$99,973

	Shares
Other Investment Companies - 24.8%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	15,154,655	15,154,655
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.14%	29,076,866	29,076,866
Total Other Investment Companies		44,231,521
Total Short-Term Investments (cost $44,331,447)		44,331,494
Total Investments - 141.4% (cost $246,101,467)		251,862,576
Other Assets, less Liabilities - (41.4)%		(73,775,281)
Net Assets - 100.0%		$178,087,295

The accompanying notes are an integral part of these financial statements. 24

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations are to read in conjunction with the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2011, the approximate cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and depreciation based on tax cost were approximately as follows:

Fund	Cost	Appreciation	Depreciation	Net
Managers Short Duration Government	$396,550,352	$5,755,208	($3,304,845)	$2,450,363
Managers Intermediate Duration Government	246,101,467	7,886,117	(2,125,008)	5,761,109

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2011, the value of these securities amounted to the following:

Fund	Value	% of Net Assets
Managers Intermediate Duration Government	$698,178	0.4%

[1]

Yield shown for each investment company represents its December 31, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Percentage rate listed represents yield to maturity at December 31, 2011.
[3]	Floating Rate Security. The rate listed is as of December 31, 2011. Date in parentheses represents the securities next coupon rate reset.
[4]	Variable Rate Security. The rate listed is as of December 31, 2011, and is periodically reset subject to terms and conditions set forth in the debenture.
[5]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Funds may not invest more than 15% of their net assets in illiquid securities. All securities are valued on the basis of valuations provided by dealers or independent pricing services. Illiquid securities market value at December 31, 2011, amounted to the following:

Fund	Value	% of Net Assets
Managers Short Duration Government	$386,887	0.1%
Managers Intermediate Duration Government	42,669	0.0	%#

#	Rounds to less than 0.01%.
[6]	Security pledged to cover margin requirements for open futures positions at December 31, 2011.
[7]	All or part of the security has been segregated for delayed delivery transactions.
[8]

Mortgage-backed obligations and other assets are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at December 31, 2011.

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2011: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Short Duration Government Fund
Investments in Securities
U.S. Government and Agency Obligations†	—	$321,158,468	—	$321,158,468
Mortgage-Backed Securities	—	37,030,577	—	37,030,577
Asset-Backed Securities	—	863,895	—	863,895
Short-Term Investments:
U.S. Government and Agency Discount Notes	—	23,692,309	—	23,692,309
Other Investment Companies	$16,255,466	—	—	16,255,466

Total Investments in Securities	$16,255,466	$382,745,249	—	$399,000,715

Financial Derivative Instruments-Assets‡
Interest Rate Futures Contracts	$71,928	—	—	$71,928

Financial Derivative Instruments-Liabilities‡
Interest Rate Futures Contracts	(985,187)	—	—	(985,187)

Total Financial Derivative Instruments	($913,259)	—	—	($913,259)

The accompanying notes are an integral part of these financial statements. 25

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Intermediate Duration Government Fund
Investments in Securities
U.S. Government and Agency Obligations†	—	$186,347,980	—	$186,347,980
Mortgage-Backed Securities	—	21,183,102	—	21,183,102
Short-Term Investments:
U.S. Government and Agency Discount Notes	—	99,973	—	99,973
Other Investment Companies	$44,231,521	—	—	44,231,521

Total Investments in Securities	$44,231,521	$207,631,055	—	$251,862,576

TBA Sale Commitments	—	($13,458,210)	—	($13,458,210)

Financial Derivative Instruments-Assets‡
Interest Rate Futures Contracts	$33,368	—	—	$33,368

Financial Derivative Instruments-Liabilities‡
Interest Rate Futures Contracts	(385,336)	—	—	(385,336)

Total Financial Derivative Instruments	($351,968)	—	—	($351,968)

†	All U.S. Government and Agency Obligations held in the Fund are Level 2 securities.
‡	Derivative instruments, such as futures, forwards, options and swap contracts, are not reflected in the Schedule of Portfolio Investments and are valued at the unrealized appreciation/depreciation of the instrument.

As of December 31, 2011, the Funds had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The following schedule shows the fair value of derivative instruments as of December 31, 2011:

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Managers Short Duration Government	Interest rate futures contracts	Receivable for variation margin on futures	$23,641	Payable for variation margin on futures	$51,084

Managers Intermediate Duration Government	Interest rate futures contracts	Receivable for variation margin on futures	$10,594	Payable for variation margin on futures	$13,716

For the year ended December 31, 2011, the effect of derivative instruments on the Statement of Operations and the amount of realized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Amount
Managers Short Duration Government	Interest rate futures contracts	($2,496,505)

Managers Intermediate Duration Government	Interest rate futures contracts	($255,388)

The change in unrealized gain/(loss) on derivatives recognized in income were as follows:

Fund	Derivatives not accounted for as hedging instruments	Amount
Managers Short Duration Government	Interest rate futures contracts	($1,048,286)

Managers Intermediate Duration Government	Interest rate futures contracts	($79,859)

The accompanying notes are an integral part of these financial statements. 26

Notes to Schedules of Portfolio Investments (continued)

At December 31, 2011, the Fund had the following TBA forward sale commitments: (See Note 1(k) in the Notes to Financial Statements.)

Fund	Principal Amount	Security	Current Liability
Managers Intermediate Duration Government
	$2,000,000	FNMA, 4.000%, TBA	$2,109,062
	6,350,000	GNMA, 4.500%, TBA	6,918,523
	4,000,000	GNMA, 5.000%, TBA	4,430,625

		Total	$13,458,210

At December 31, 2011, the Funds had the following open futures contracts: (See Note 2 (a) in the Notes to Financial Statements.)

Type	Number of Contracts	Position	Expiration	Unrealized Gain/(Loss)
Managers Short Duration Government Fund
2-Year U.S. Treasury Note	36	Short	March 2012	($4,028)
5-Year U.S. Treasury Note	131	Long	March 2012	67,219
10-Year U.S. Treasury Note	4	Long	March 2012	4,709
U.S. Treasury Long Bond	30	Short	March 2012	(28,903)
5-Year Interest Rate Swap	106	Short	March 2012	(85,562)
10-Year Interest Rate Swap	47	Short	March 2012	(97,789)
3-Month Eurodollar	27	Short	March 2012 - March 2014	(186,330)
3-Month Eurodollar	29	Short	June 2012 - June 2013	(237,598)

3-Month Eurodollar	19	Short	September 2012 - September 2013	(136,147)
3-Month Eurodollar	24	Short	December 2012 - December 2013	(208,830)

			Total	($913,259)

Type	Number of Contracts	Position	Expiration	Unrealized Gain/(Loss)
Managers Intermediate Duration Government Fund
2-Year U.S. Treasury Note	5	Short	March 2012	($559)
5-Year U.S. Treasury Note	48	Long	March 2012	24,630
10-Year U.S. Treasury Note	5	Long	March 2012	5,886
U.S. Treasury Long Bond	3	Long	March 2012	2,852
5-Year Interest Rate Swap	21	Short	March 2012	(16,951)
10-Year Interest Rate Swap	28	Short	March 2012	(58,258)
3-Month Eurodollar	9	Short	March 2012 - March 2013	(69,548)
3-Month Eurodollar	9	Short	June 2012 - June 2013	(73,635)
3-Month Eurodollar	9	Short	September 2012 - September 2013	(77,423)
3-Month Eurodollar	10	Short	December 2012 - December 2013	(88,962)

			Total	($351,968)

Investments Definitions and Abbreviations:

FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GMAC:	General Motors Acceptance Corp.
GNMA:	Government National Mortgage Association
GSR:	Goldman Sachs REMIC
TBA:	To Be Announced

The accompanying notes are an integral part of these financial statements. 27

Statements of Assets and Liabilities

December 31, 2011

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Assets:
Investments at value*	$399,000,715	$251,862,576
Receivable for delayed delivery investments sold	19,710,747	23,462,276
Receivable for Fund shares sold	1,061,709	478,678
Dividends, interest and other receivables	1,419,154	725,677
Receivable for variation margin on futures	23,641	10,594
Receivable from affiliate	—	4,570
Prepaid expenses	45,454	12,472
Total assets	421,261,420	276,556,843
Liabilities:
Payable for delayed delivery investments purchased	26,668,313	84,618,292
Payable for Fund shares repurchased	1,157,572	161,601
Payable for TBA forward sale commitments	—	13,458,210
Payable for variation margin on futures	51,084	13,716
Accrued expenses:
Investment management and advisory fee payable	236,421	105,628
Other	134,527	112,101
Total liabilities	28,247,917	98,469,548
Net Assets	$393,013,503	$178,087,295
Shares outstanding	41,076,181	16,036,780
Net asset value, offering and redemption price per share	$9.57	$11.10
Net Assets Represent:
Paid-in capital	$399,086,667	$172,586,236
Undistributed net investment income	—	—
Accumulated net realized gain (loss) from investments and futures contracts	(7,611,544)	137,354
Net unrealized appreciation of investments, futures contracts and TBA forward sale commitments	1,538,380	5,363,705
Net Assets	$393,013,503	$178,087,295
* Investments at cost	$396,549,076	$246,101,467

The accompanying notes are an integral part of these financial statements. 28

Statements of Operations

For the year ended December 31, 2011

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Investment Income:
Interest income	$6,319,962	$5,417,520
Dividend income	20,483	39,640
Total investment income	6,340,445	5,457,160
Expenses:
Investment management and advisory fees	2,596,925	1,086,218
Custodian	116,822	46,203
Professional fees	89,007	56,458
Registration fees	65,157	33,060
Transfer agent	64,758	185,531
Reports to shareholders	48,062	32,650
Trustees fees and expenses	28,542	11,441
Miscellaneous	16,307	5,414
Total expenses before offsets	3,025,580	1,456,975
Expense reimbursements	—	(75,733)
Expense reductions	(459)	(194)
Fee waivers	(2,157)	(17,437)
Net expenses	3,022,964	1,363,611
Net investment income	3,317,481	4,093,549

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,247,017	4,595,110
Net realized loss on futures contracts	(2,496,505)	(255,388)
Net change in unrealized appreciation of investments	1,908,198	391,892
Net change in unrealized depreciation of futures contracts	(1,048,286)	(79,859)
Net realized and unrealized gain (loss)	(389,576)	4,651,755
Net increase in net assets resulting from operations	$2,927,905	$8,745,304

The accompanying notes are an integral part of these financial statements. 29

Statements of Changes in Net Assets

For the year ended December 31,

	Managers Short Duration Government Fund		Managers Intermediate Duration Government Fund
	2011	2010	2011	2010
Increase in Net Assets From Operations:
Net investment income	$3,317,481	$4,960,625	$4,093,549	$4,658,085
Net realized gain (loss) on investments and futures contracts	(1,249,488)	(767,061)	4,339,722	3,949,843
Net change in unrealized appreciation of investments and futures contracts	859,912	1,429,714	312,033	2,852,745
Net increase in net assets resulting from operations	2,927,905	5,623,278	8,745,304	11,460,673
Distributions to Shareholders:
From net investment income	(3,319,280)	(5,130,631)	(4,122,038)	(4,636,850)
From net realized gain on investments	—	—	(3,945,014)	(4,790,544)
Total distributions to shareholders	(3,319,280)	(5,130,631)	(8,067,052)	(9,427,394)
From Capital Share Transactions:
Proceeds from sale of shares	291,803,165	313,082,969	69,723,400	92,990,465
Reinvestment of dividends and distributions	3,068,327	4,896,319	7,112,821	8,373,360
Cost of shares repurchased	(282,392,872)	(212,875,291)	(53,071,474)	(104,979,200)
Net increase (decrease) from capital share transactions	12,478,620	105,103,997	23,764,747	(3,615,375)

Total increase (decrease) in net assets	12,087,245	105,596,644	24,442,999	(1,582,096)
Net Assets:
Beginning of year	380,926,258	275,329,614	153,644,296	155,226,392
End of year	$393,013,503	$380,926,258	$178,087,295	$153,644,296
End of year undistributed net investment income	—	$155	—	$26,057

Share Transactions:
Sale of shares	30,439,393	32,697,915	6,206,673	8,279,870
Reinvestment of dividends and distributions	320,229	511,626	639,973	757,008
Shares repurchased	(29,452,374)	(22,230,366)	(4,759,069)	(9,332,613)
Net increase (decrease) in shares	1,307,248	10,979,175	2,087,577	(295,735)

The accompanying notes are an integral part of these financial statements. 30

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,				For the period from April 1, 2007 to December 31, 2007	For the fiscal year ended March 31, 2007
Short Duration Government Fund	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.58	$9.56	$9.20	$9.68	$9.68	$9.61
Income from Investment Operations:
Net investment income	0.09	0.13	0.24	0.34	0.31	0.42
Net realized and unrealized gain (loss) on investments	(0.01)	0.03	0.35	(0.45)	0.01	0.06
Total from investment operations	0.08	0.16	0.59	(0.11)	0.32	0.48
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.14)	(0.23)	(0.37)	(0.32)	(0.41)
Net Asset Value, End of Period	$9.57	$9.58	$9.56	$9.20	$9.68	$9.68
Total Return[1]	0.80%	1.68%[3]	6.43%[3]	(1.19)%	3.41%[6]	5.05%
Ratio of net expenses to average net assets	0.82%	0.81%	0.84%	0.83%	0.84%[4,7]	0.83%[4]
Ratio of net investment income to average net assets[1]	0.89%	1.38%	2.43%	3.88%	4.49%[4,7]	4.15%[4]
Portfolio turnover	141%	116%	152%	282%	199%[6]	230%
Net assets at end of period (000’s omitted)	$393,014	$380,926	$275,330	$243,548	$235,117	$179,984

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.82%	0.82%	0.84%	0.84%	1.22%[7]	1.36%
Ratio of net investment income to average net assets	0.89%	1.37%	2.43%	3.87%	4.11%[7]	3.62%

31

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,				For the period from April 1, 2007 to December 31, 2007	For the fiscal year ended March 31,2007
Intermediate Duration Government Fund	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.01	$10.90	$10.17	$10.67	$10.54	$10.37
Income from Investment Operations:
Net investment income	0.30	0.32	0.41	0.45	0.37	0.47
Net realized and unrealized gain (loss) on investments	0.34	0.46	0.83	(0.37)	0.13	0.17
Total from investment operations	0.64	0.78	1.24	0.08	0.50	0.64
Less Distributions to Shareholders from:
Net investment income	(0.30)	(0.32)	(0.41)	(0.45)	(0.37)	(0.47)
Net realized gain on investments	(0.25)	(0.35)	(0.10)	(0.13)	—	—
Total distributions to shareholders	(0.55)	(0.67)	(0.51)	(0.58)	(0.37)	(0.47)
Net Asset Value, End of Period	$11.10	$11.01	$10.90	$10.17	$10.67	$10.54
Total Return[1]	5.88%[3]	7.20%[3]	12.40%	0.85%	4.85%[6]	6.30%
Ratio of net expenses to average net assets	0.88%	0.89%	0.89%	0.89%	0.83%[5,7]	0.87%[5]
Ratio of net investment income to average net assets[1]	2.64%	2.80%	3.84%	4.32%	4.62%[5,7]	4.46%[5]
Portfolio turnover	453%	409%	370%	429%	240%[6]	445%
Net assets at end of period (000’s omitted)	$178,087	$153,644	$155,226	$170,181	$193,440	$182,771

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.94%	0.96%	0.98%	0.95%	0.84%[7]	0.89%
Ratio of net investment income to average net assets	2.58%	2.73%	3.75%	4.26%	4.61%[7]	4.44%

Notes to Financial Highlights

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the previous pages.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	The total return is based on the Financial Statement Net Asset Values as shown.
[4]

Excludes interest expense for the period ended December 31, 2007 and the fiscal years ended March 31, 2007 and 2006 of 0.38%, 0.53%, and 0.23%, respectively. (See Note 1(c) of Notes to Financial Statements.)

[5]

Excludes interest expense for the period ended December 31, 2007 and the fiscal years ended March 31, 2007 and 2006 of 0.01%, 0.04%, and 0.00%, respectively. (See Note 1(c) of Notes to Financial Statements.)

[6]	Not annualized.
[7]	Annualized.

32

Notes to Financial Statements

December 31, 2011

1.	Summary of Significant Accounting Policies

Managers Trust II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two series of Trust II: Managers Short Duration Government Fund (“Short Duration”), and Managers Intermediate Duration Government Fund (“Intermediate Duration”), each a “Fund” and collectively the “Funds.”

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”). Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are fair valued, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield

33

Notes to Financial Statements (continued)

curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon, the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2011, the custodian expense was not reduced for either of the Funds.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the over-draft. For the year ended December 31, 2011, the Funds did not incur overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2011, the transfer agent expense was reduced as follows: Short Duration - $459, and Intermediate Duration - $194.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund has made in the JPMorgan Liquid Assets Money Market Fund – Capital Shares. For the year ended December 31, 2011, the management fee was reduced as follows: Short Duration - $2,157, and Intermediate Duration - $17,437.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses, if any, such as interest and taxes, except in such cases where interest expense is disclosed separately.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly for the Funds. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, options, futures, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Short Duration		Intermediate Duration
	2011	2010	2011	2010
Distributions paid from:
Ordinary income	$3,319,280	$5,130,631	$4,119,606	$4,638,090
Short-term capital gains	—	—	3,628,005	4,338,776
Long-term capital gains	—	—	319,441	450,528

Totals	$3,319,280	$5,130,631	$8,067,052	$9,427,394

34

Notes to Financial Statements (continued)

As of December 31, 2011, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Short Duration	Intermediate Duration
Capital loss carry forward	$2,718,343	—
Undistributed ordinary income	—	—
Undistributed short-term capital gains	—	$3,072
Undistributed long-term capital gains	—	1,024,544
Post-October loss deferral	186,811	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008-2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Addition-ally, the Funds are not aware of any tax position for which it is reason-ably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

New Tax Law–Regulated Investment Company Modernization Act:

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RIC”). Some highlights of the enacted provisions are as follows:

New post-enactment capital losses may now be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-

enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act repealed the 60-day designation requirement for certain types of pass-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31, or December 31, reducing the circumstances under which a RIC might be required to send shareholders amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The Funds’ first taxable year subject to the Act is the current year ended December 31, 2011.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2011, the following Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts		Expires December 31,
Fund	Short-Term	Long-Term
Short Duration
(Pre-Enactment)	$2,718,343	—	2017

35

Notes to Financial Statements (continued)

For the year ended December 31, 2011, the following Fund utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Short Duration	$2,443,882	—

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Short Duration – two collectively own 63%; Intermediate Duration – two collectively own 55%. Transactions by these shareholders may have a material impact on the Funds.

h.	Delayed Delivery Transactions and When-Issued Securities

Each of the Funds entered into securities transactions on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

i.	Dollar Roll and Reverse Dollar Roll Agreements

Each of the Funds entered into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Funds may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security sold. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Funds are able to repurchase them. There can be no assurance that the Funds’ use of the cash that they receive from a dollar roll will provide a return that exceeds their cost.

j.	Securities Transacted on a When Issued Basis

Each of the Funds entered into To Be Announced (“TBA”) forward sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA forward sale commitments are not received until the contractual settlement date. During the time a TBA forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA forward purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. If the TBA forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the

36

Notes to Financial Statements (continued)

Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

2.	Derivative Instruments

The following disclosures contain information on how and why the Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in a table in the Schedules of Portfolio Investments for the applicable funds. The derivative instruments outstanding as of period end as disclosed in the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

a.	Futures Contracts

Each of the Funds invest in interest rate futures contracts for risk management purposes, in order to reduce the interest rate risk of fixed-income securities. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures.

Futures transactions involve additional costs and may result in losses. The effective use of futures depends on the Fund’s ability to close futures positions at times when the Fund’s portfolio managers deem it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contracts themselves, and of the securities that are the subject of a hedge.

b.	Assets Pledged to Cover Margin Requirements for Open Futures Positions

The aggregate market value of assets pledged to cover margin requirements for the open futures positions at December 31, 2011 was:

Fund	Assets Pledged
Short Duration	$329,987
Intermediate Duration	99,973

c.	Stripped Securities

Each of the Funds invest in stripped securities (“STRIPS”), primarily interest-only strips, for their hedging characteristics. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the

37

Notes to Financial Statements (continued)

highest credit quality by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

3.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses and expect the risks of material loss to be remote.

4.	Agreements and Transactions with Affiliates

The Trust has entered into investment management agreements (each, an “Investment Management Agreement”) under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Investment Manager selects subadvisors for each Fund (subject to Board approval), and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets for the year ended December 31, 2011, were as follows:

The Investment Manager has contractually agreed, through at least

Investment Management Fee
Short Duration	0.70%
Intermediate Duration	0.70%

May 1, 2012, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.89% of Intermediate Duration Fund’s average daily net assets.

Intermediate Duration is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the Fund’s expense cap, based on the Fund’s average daily net assets. For the year ended December 31, 2011, the Fund’s components of reimbursement are detailed in the following chart:

Intermediate Duration
Reimbursement Available - 12/31/10	$368,116
Additional Reimbursements	75,733
Repayments	—
Expired Reimbursements	(107,403)

Reimbursement Available - 12/31/11	$336,446

Effective January 1, 2011, the aggregate annual retainer paid to each Independent Trustee is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. (Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee was $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year.) The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangements discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

38

Notes to Financial Statements (continued)

	Long-Term Securities
	(excluding U.S. Government Obligations)		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration	$48,125,870	$38,917,044	$445,796,067	$469,358,142
Intermediate Duration	9,788,396	11,739,249	885,637,153	878,125,332

6.	Portfolio Securities Loaned

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, each Fund is indemnified for such losses by BNYM. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund (formerly BNY Institutional Cash Reserves Fund the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM. For the years ended December 31, 2011 and December 31, 2010, the Funds did not lend any securities.

Effective August 2, 2010, the Trust, on behalf of each applicable Fund, entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in the Series B of the ICRF, pursuant to which (i) BNYMC would support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) and held by Series B of the ICRF, and (ii) once certain conditions were met, BNYMC would purchase the defaulted securities from each Fund. On October 17, 2011, after certifying that the Fund had met all necessary conditions, BNYMC purchased the Lehman Securities from the Fund at a predetermined price, which represented a premium over the fair market value of the Lehman Securities at that date.

7.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset value of the Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

39

Notes to Financial Statements (continued)

8.	New Accounting Pronouncement

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” ASU 2011-03 changes the assessment of effective control for repurchase agreements including dollar roll transactions. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

9.	Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which requires additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

The percentage of Qualified Dividend Income (“QDI”) and the Dividends Received Deduction (“DRD”) for distributions paid is as follows:

	Short Duration		Intermediate Duration
	2011	2010	2011	2010
Ordinary Income - QDI	0.00%	0.00%	0.00%	0.00%
Ordinary Income - DRD	0.00%	0.00%	0.00%	0.00%

Pursuant to section 852 of the Internal Revenue Code, Short Duration, and Intermediate Duration hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2011, $0, and $319,441, respectively or, if subsequently determined to be different, the net capital gains of such year.

40

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust II and the Shareholders of Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund (constituting Managers Trust II, hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 27, 2012

41

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).
* The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)
Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present; Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006- 2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007)

42

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

[GRAPHIC APPEARS HERE]

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Managers AMG Chicago Equity Partners Mid-Cap Fund	$18,374	$20,014
Managers AMG Chicago Equity Partners Balanced Fund	$19,947	$20,056
Managers High Yield Fund	$24,489	$24,509
Managers Fixed Income Fund	$28,088	$27,537
Managers Short Duration Government Fund	$26,151	$25,638
Managers Intermediate Duration Government Fund	$26,151	$25,638
All Funds in the Managers Complex Audited by PwC	$994,830	$994,109

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Managers AMG Chicago Equity Partners Mid-Cap Fund	$7,340	$7,200
Managers AMG Chicago Equity Partners Balanced Fund	$7,340	$7,200
Managers High Yield Fund	$7,340	$7,200
Managers Fixed Income Fund	$7,340	$7,200
Managers Short Duration Government Fund	$8,620	$9,000
Managers Intermediate Duration Government Fund	$8,620	$8,450

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-

approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2010	2009	2010	2009	2010	2009
Control Affiliates	$424,730	$580,765	$747,820	$479,175	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a	) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a	) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a	) (3)	Not applicable.

(b	)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	March 5, 2012

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	March 5, 2012